UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06279

Harris Associates Investment Trust

(Exact name of Registrant as specified in charter)

111 South Wacker Drive, Suite 4600

Chicago, Illinois 60606-4319

(Address of principal executive offices) (Zip code)

Rana J. Wright Harris Associates L.P. 111 South Wacker Drive, Suite 4600 Chicago, Illinois 60606-4319	Ndenisarya M. Bregasi, Esq. K&L Gates LLP 1601 K Street, N.W. Washington, D.C. 20006-1600
(Name and address of agents for service)

Registrant's telephone number, including area code: (312) 646-3600

Date of fiscal year end: 09/30/20

Date of reporting period: 03/31/21

Item 1. Reports to Shareholders.

OAKMARK FUNDS

SEMI-ANNUAL REPORT | MARCH 31, 2021

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK BOND FUND

Oakmark Funds

2021 Semi-Annual Report

TABLE OF CONTENTS

Fund Expenses	1
Commentary on Oakmark and Oakmark Select Funds	2
Oakmark Fund
Summary Information	4
Portfolio Manager Commentary	5
Schedule of Investments	6
Oakmark Select Fund
Summary Information	10
Portfolio Manager Commentary	11
Schedule of Investments	12
Oakmark Global Fund
Summary Information	14
Portfolio Manager Commentary	15
Schedule of Investments	17
Oakmark Global Select Fund
Summary Information	20
Portfolio Manager Commentary	21
Schedule of Investments	22
Oakmark International Fund
Summary Information	24
Portfolio Manager Commentary	25
Schedule of Investments	26
Oakmark International Small Cap Fund
Summary Information	30
Portfolio Manager Commentary	31
Schedule of Investments	32
Oakmark Equity and Income Fund
Summary Information	36
Portfolio Manager Commentary	37
Schedule of Investments	39
Oakmark Bond Fund
Summary Information	44
Portfolio Manager Commentary	45
Schedule of Investments	47
Financial Statements
Statements of Assets and Liabilities	50
Statements of Operations	52
Statements of Changes in Net Assets	54
Notes to Financial Statements	68
Financial Highlights	80
Disclosures and Endnotes	96
Trustees and Officers	101

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Oakmark Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on Oakmark.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the Funds, by calling 1-800-OAKMARK (625-6275) or visiting Oakmark.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you hold your shares directly with the Funds, you can call 1-800-OAKMARK (625-6275) to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds you hold directly or all Funds you hold through your financial intermediary, as applicable.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Oakmark.com

Fund Expenses (Unaudited)

A shareholder of each Fund incurs ongoing costs, including investment advisory fees, transfer agent fees and other Fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

The following table provides information about actual account values and actual Fund expenses as well as hypothetical account values and hypothetical fund expenses for shares of each Fund.

ACTUAL EXPENSES

The following table shows the expenses a shareholder would have paid on a $1,000 investment in each Fund from October 1, 2020 to March 31, 2021, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at March 31, 2021, by $1,000 and multiplying the result by the number in the "Actual—Expenses Paid During Period" column shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The following table provides information about hypothetical account values and hypothetical expenses for shares of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or actual expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the "Hypothetical—Expenses Paid During Period" column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, the total costs would have been higher.

		ACTUAL			HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (10/1/20)	Ending Account Value (3/31/21)	Expenses Paid During Period*		Ending Account Value (3/31/21)	Expenses Paid During Period*	Annualized Expense Ratio
Oakmark Fund
Investor Class	$1,000.00	$1,435.10	$5.46		$1,020.44	$4.53	0.90%
Advisor Class	$1,000.00	$1,436.30	$4.43		$1,021.29	$3.68	0.73%
Institutional Class	$1,000.00	$1,436.70	$4.07		$1,021.59	$3.38	0.67%
Service Class	$1,000.00	$1,433.50	$6.73		$1,019.40	$5.59	1.11%
R6 Class	$1,000.00	$1,177.80	$2.02	(a)	$1,021.74	$3.23	0.64%
Oakmark Select Fund
Investor Class	$1,000.00	$1,469.20	$6.09		$1,020.00	$4.99	0.99%
Advisor Class	$1,000.00	$1,469.80	$5.48		$1,020.49	$4.48	0.89%
Institutional Class	$1,000.00	$1,470.70	$4.74		$1,021.09	$3.88	0.77%
Service Class	$1,000.00	$1,467.20	$7.32		$1,019.00	$5.99	1.19%
R6 Class	$1,000.00	$1,171.00	$2.36	(a)	$1,021.19	$3.78	0.75%
Oakmark Global Fund
Investor Class	$1,000.00	$1,437.50	$6.87		$1,019.30	$5.69	1.13%
Advisor Class	$1,000.00	$1,438.80	$5.78		$1,020.19	$4.78	0.95%
Institutional Class	$1,000.00	$1,439.30	$5.47		$1,020.44	$4.53	0.90%
Service Class	$1,000.00	$1,436.30	$8.20		$1,018.20	$6.79	1.35%
R6 Class	$1,000.00	$1,131.00	$2.75	(a)	$1,020.49	$4.48	0.89%
Oakmark Global Select Fund
Investor Class	$1,000.00	$1,379.60	$6.59		$1,019.40	$5.59	1.11%
Advisor Class	$1,000.00	$1,380.80	$5.64		$1,020.19	$4.78	0.95%
Institutional Class	$1,000.00	$1,381.40	$5.22		$1,020.54	$4.43	0.88%
R6 Class	$1,000.00	$1,126.40	$2.59	(a)	$1,020.74	$4.23	0.84%
Oakmark International Fund
Investor Class	$1,000.00	$1,433.20	$6.07		$1,019.95	$5.04	1.00%
Advisor Class	$1,000.00	$1,434.30	$5.16		$1,020.69	$4.28	0.85%
Institutional Class	$1,000.00	$1,435.10	$4.61		$1,021.14	$3.83	0.76%
Service Class	$1,000.00	$1,431.90	$7.28		$1,018.95	$6.04	1.20%
R6 Class	$1,000.00	$1,100.70	$2.35	(a)	$1,021.09	$3.88	0.77%
Oakmark International Small Cap Fund
Investor Class	$1,000.00	$1,405.30	$8.16		$1,018.15	$6.84	1.36%
Advisor Class	$1,000.00	$1,405.60	$7.26		$1,018.90	$6.09	1.21%
Institutional Class	$1,000.00	$1,407.00	$6.66		$1,019.40	$5.59	1.11%
Service Class	$1,000.00	$1,403.40	$9.77		$1,016.80	$8.20	1.63%
R6 Class	$1,000.00	$1,129.10	$3.37	(a)	$1,019.50	$5.49	1.09%
Oakmark Equity and Income Fund
Investor Class	$1,000.00	$1,279.70	$4.77		$1,020.74	$4.23	0.84%
Advisor Class	$1,000.00	$1,280.70	$3.70		$1,021.69	$3.28	0.65%
Institutional Class	$1,000.00	$1,281.50	$3.36		$1,021.99	$2.97	0.59%
Service Class	$1,000.00	$1,278.50	$5.91		$1,019.75	$5.24	1.04%
R6 Class	$1,000.00	$1,116.70	$1.75	(a)	$1,022.09	$2.87	0.57%
Oakmark Bond Fund
Advisor Class	$1,000.00	$1,015.20	$3.06		$1,021.89	$3.07	0.61%
Institutional Class	$1,000.00	$1,016.70	$2.26		$1,022.69	$2.27	0.45%
R6 Class	$1,000.00	$994.30	$1.27	(a)	$1,022.74	$2.22	0.44%

*  Expenses are calculated using the Annualized Expense Ratio, multiplied by the average account value over the period, multiplied by 182 and divided by 365 (to reflect one-half year period)

(a)  Expenses are calculated using the Annualized Expense Ratio, multiplied by the average account value over the period, multiplied by 106 and divided by 365 (to reflect number of days the class was open)

Oakmark.com 1

Oakmark and Oakmark Select Funds  March 31, 2021

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com
oakwx@oakmark.com

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

"We laughed and said they are trying to put a computer on a phone, that it won't work. We are now 3-4 years too late."

Anonymous BlackBerry employee letter quoted in Think Again by Adam Grant

What a difference a year makes

When writing this commentary a year ago, the United States was close to completing its lockdown for "15 days to flatten the curve." I wrote about the 34% decline in the S&P 500 Index,1 the abrupt transition to work from home, the benefits of rebalancing portfolios and our focus on owning companies that could prosper in the unlikely event the shutdown lingered. The commentary (https://oakmark.com/news-insights/bill-nygren-market-commentary-1q20/) closed with this paragraph:

"We are hopeful that three months from now, when you read our second-quarter commentary, the Cubs will be playing baseball, we will be eating inside of restaurants and we will all be rescheduling the trips we've had to cancel. If that has happened, we believe the economy will likely recover quickly as will the stock market. But if it takes longer to return to normal, know that we have weighted our portfolios toward companies that we believe can survive a longer downturn and that we fully expect can emerge stronger on the other side."

In hindsight, that sounds so naïve! A full year later, Dr. Fauci is still leading the daily news, restaurant capacity is still limited, vacations are still being deferred and the Cubs have yet to play in front of live fans (though they will be allowed 25% of capacity for opening day). But the lingering effect of Covid-19 didn't stop the stock market. On March 23, 2021, the S&P 500 recorded its largest one-year price increase in the past 85 years, 75%. And just a few days earlier, on March 18, the Oakmark Fund recorded its largest ever one-year increase of 113%. Last year was just another example of how difficult the market timing game can be and why Oakmark doesn't play it. Instead of trying to time the market, we encourage you to consider portfolio rebalancing. If you invested near the low last March to restore your equity allocation, congratulations, but now you may want to make sure it hasn't grown too large.

Following a painful four years for value investors, we've finally had two consecutive quarters where value has outperformed growth, the first time in more than four years. In my September commentary (https://oakmark.com/news-insights/bill-nygren-market-commentary-3q20/), I wrote about the stock market having seemingly bifurcated into two markets: one including many tech and other rapid growth stocks that had become very expensive relative to historic norms and one with more traditional businesses that had not. The two-quarter outperformance of value has done very little to change that. Low P/E2 stocks remain priced at historically large discounts to high-growth stocks. Though we certainly don't expect the market or our Funds to reproduce the returns of the past year, we remain excited about the prospects for our portfolios. We expect the market's two-tiered valuation gap to continue to narrow, and we believe our Funds are positioned to benefit.

Think Again

We attribute our outperformance over the past year to two primary factors: how quickly we rethought our financial models at the onset of the pandemic and our much longer forecast horizon. While most investors worried about how bad 2020 might be, we focused on how good things could be in 2025. As is often the case during a crisis, we had more confidence in our accuracy forecasting 2025 than 2020. Certainly, the economic downturn made us think again about many of the assumptions that underlie our business value estimates, but for most companies, we found that the loss in intrinsic value was much less than the stock price decline.

In his book Think Again,3 author Adam Grant points out, "Intelligence is traditionally viewed as the ability to think and learn. Yet in a turbulent world, there's another set of cognitive skills that might matter more: the ability to rethink and unlearn." The quote at the top of the page, a classic example of not rethinking assumptions, came from an employee at BlackBerry. In 2009, BlackBerry accounted for nearly half the smartphone market, but in five short years, its market share fell to 1% because it refused to rethink the importance of its physical keyboard. It's nearly impossible to maintain success in either business or investing without frequently rethinking one's assumptions.

Grant, quoting work by his colleague Phil Tetlock, says we often get so caught up preaching, prosecuting or politicking that we don't take time to rethink our own views. Investment professionals spend a lot of time preaching about the merits of their favorite investments, prosecuting those who disagree and politicking to broaden support for their beliefs. In contrast, Grant says if you think like a scientist, you simply search for the truth. He says, if you are truly a scientist, you are "expected to doubt what you know, be curious about what you don't know, and update your views based on new data." Scientists' work is also subject to replication and extensive peer review, which results in rejecting incorrect theories. Grant's book was not aimed specifically at investors, but it sure could have been. His description of thinking like a scientist is exactly what Oakmark asks of its research analysts. Further, we also submit each analyst's research to extensive internal peer review to reduce our error rate. If investors can't shift to scientist mode and search for new information that might change their minds, they are doomed.

See accompanying Disclosures and Endnotes on page 96.

2 OAKMARK FUNDS

Oakmark and Oakmark Select Funds  March 31, 2021

Portfolio Manager Commentary (continued)

Before you're tempted to dismiss this by saying investors tend to be smarter than average, Grant quotes studies showing that the higher someone's IQ, the more resistant they are to rethinking their beliefs. He explains, "In psychology there are at least two biases that drive this pattern. One is confirmation bias: seeing what we expect to see. The other is desirability bias: seeing what we want to see. These biases don't just prevent us from applying our intelligence. They can actually contort our intelligence into a weapon against the truth." That's one reason it can be so difficult for a smart investor to give up on a stock when its thesis comes into question.

Grant extensively discusses how intelligent people can fall prey to the psychological irony referred to as the Dunning-Kruger effect—the inverse relationship between our competence in a subject and our confidence in our opinion. It's why in a group of football fans, the most vocal critic is often the one who knows the least about the sport. It may also explain our unwillingness to ask for directions when we are lost. Our brain is telling us to rely on ourselves at the very time it is most important to challenge our assumptions and seek new input. As investors, we can't ever think we know so much that we don't need to bother with new information.

We've written previously about the delicate balancing act facing investors between seemingly contradictory traits. You have to be patient, but you can't be stubborn. Risk averse, but not fearful. Confident, but not arrogant. It's no wonder that investing is such a challenge. Grant believes that the state for optimum decision-making is "confident humility—having faith in our capability while appreciating that we may not have the right solution or even be addressing the right problem. That gives us enough doubt to reexamine our old knowledge and enough confidence to pursue new insights." The best investors are always seeking new information, especially information that could prove them wrong.

In scientist mode, getting to the right answer is more important than being right. If you were to observe Oakmark's weekly meetings where new stock ideas are presented, you might ask how colleagues at a firm that so highly values collaboration and collegiality can have such aggressive arguments with one another. But, as Grant asserts, "The absence of conflict is not harmony, it's apathy." Clearly, our investment team is not apathetic about stocks we are considering buying! The more mistakes we can identify before we invest, the better off our clients will be. Grant goes on to say that "when I argue with someone it's not a display of disrespect—it's a sign of respect. It means I value their views enough to contest them. If their opinion didn't matter to me, I wouldn't bother." The intensity of our debates definitely shows that Oakmark's investment team has a lot of mutual respect for each other. And that's why after our knockdown, drag-out arguments, we can all enjoy lunch together.

In closing, I'll largely repeat what I said a year ago. We hope that by the time we are writing our next quarterly report, most of us will have had the opportunity to be vaccinated and will be well on our way to enjoying the freedoms we took for granted before 2020. By next quarter, capacity limits at restaurants and Wrigley Field should be much higher, families will again take summer vacations, employees will return to the office and someone other than Dr. Fauci will lead the evening news. If those things happen, we expect a very strong economy. Importantly, as we continue to rethink our assumptions, the window for the return to normal is narrowing. Last year, as the disease progressed, the debate became which year would finally be normal again. Now, it's which quarter. That's progress.

See accompanying Disclosures and Endnotes on page 96.

Oakmark.com 3

Oakmark Fund  March 31, 2021

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/21)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Fund (Investor Class)	15.52%	87.43%	13.40%	15.83%	13.57%	12.93%	08/05/91
S&P 500 Index	6.18%	56.35%	16.78%	16.29%	13.91%	10.41%
Dow Jones Industrial Average[4]	8.29%	53.78%	13.61%	15.99%	13.09%	11.04%
Lipper Large Cap Value Fund Index[5]	11.05%	58.83%	11.98%	12.93%	10.95%	9.19%
Oakmark Fund (Advisor Class)	15.59%	87.69%	13.53%	N/A	N/A	14.36%	11/30/16
Oakmark Fund (Institutional Class)	15.61%	87.81%	13.61%	N/A	N/A	14.42%	11/30/16
Oakmark Fund (Service Class)	15.47%	86.97%	13.10%	15.52%	13.23%	9.17%	04/05/01
Oakmark Fund (R6 Class)	15.61%	N/A	N/A	N/A	N/A	17.78%	12/15/20

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Ally Financial, Inc.	4.0
Alphabet, Inc., Class A	3.6
Bank of America Corp.	3.6
Capital One Financial Corp.	3.5
Citigroup, Inc.	3.3
Facebook, Inc., Class A	3.1
EOG Resources, Inc.	2.9
The Charles Schwab Corp.	2.8
Comcast Corp., Class A	2.7
General Motors Co.	2.6
FUND STATISTICS
Ticker*	OAKMX
Number of Equity Holdings	51
Net Assets	$15.2 billion
Weighted Average Market Cap	$165.6 billion
Median Market Cap	$60.4 billion
Gross Expense Ratio - Investor Class (as of 12/15/20)*	0.93%
Net Expense Ratio - Investor Class (as of 12/15/20)*†	0.91%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2022, as per the Prospectus dated 12/15/2020.

SECTOR ALLOCATION	% of Net Assets
Financials	34.0
Communication Services	14.3
Information Technology	11.9
Consumer Discretionary	11.8
Health Care	7.3
Energy	6.5
Industrials	6.5
Consumer Staples	4.6
Real Estate	1.1
Short-Term Investments and Other	2.0

See accompanying Disclosures and Endnotes on page 96.

4 OAKMARK FUNDS

Oakmark Fund  March 31, 2021

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

Michael A. Nicolas, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund produced a 15.5% return during the first quarter, which compares to the S&P 500 Index's1 return of 6.2% for the same period. The economic recovery that began late last year carried into the first quarter, benefitting many of our cyclical holdings. In a reversal from what transpired during the first quarter of 2020, both interest rates and oil prices increased meaningfully during the recent quarter, helping many of our financial and energy holdings. Indeed, our worst performing sectors during 2020 are among our best performers year to date (financials, energy) and our holdings in these sectors still trade at healthy discounts to our intrinsic value estimates.

Our highest contributors during the first quarter were EOG Resources and Ally Financial and our largest detractors were Netflix and Charter Communications. No individual position cost the Fund more than 20 basis points of performance. Each sector contributed to the Fund's performance during the period and the strongest returns were generated by our energy, real estate and financial holdings. As often happens during a cyclical recovery, our holdings that withstood the initial downturn the best, such as those within the communication services and technology sectors, were some of our weakest performers during the most recent quarter.

We initiated a new position in Altria, which commands roughly 50% of the cigarette and smokeless tobacco market in the U.S. Both of these markets are duopolies that we believe have exhibited strong pricing power over time. While the shares trade at a low multiple of reported earnings, Altria also owns valuable stakes in other non-core businesses, including ~10% of AB InBev, 35% of Juul and 45% of Cronos. Excluding the values of these stakes and their respective earnings contribution, we were able to purchase shares of Altria for less than seven times our estimate of next year's earnings. This compares to other consumer brands with less favorable earnings growth profiles that trade for three times Altria's multiple. The company also has several promising reduced-risk products that may appeal to tobacco users, including On! and iQOS. We believe these products position the company well to help consumers slowly transition to a tobacco-free future. We expect management to return the vast majority of future earnings to shareholders given the company's strong balance sheet, high free cash flow conversion and limited capital requirements.

We elected to retain a position in ConocoPhillips following its all-stock acquisition of portfolio holding Concho Resources after determining that the combined entity was nearly as undervalued as stand-alone Concho. We believe Conoco is one of the highest quality independent oil producers in the world today. The company has decades of low-cost drilling inventory in attractive oil basins, minimal leverage and industry-leading returns on invested capital. Conoco management has built this enviable competitive position through years of shrewd capital allocation and efficient operations. This includes a history of accretive divestitures and opportunistic acquisitions, the latest example being Concho. For Conoco, the Concho deal adds some of the highest quality acreage in the Permian Basin at an attractive all-in cost, with an opportunity to create incremental value by eliminating duplicative costs and monetizing excess acreage. We believe this value-focused approach to both acquisitions and divestitures is rare in oil and gas and we are pleased to invest alongside these stewards of capital. The shares are priced at a double-digit free cash flow yield and a discount to peers on most earnings metrics, so we took advantage of the opportunity to own the business at an attractive price.

Aptiv and Parker Hannifin approached our estimates of intrinsic value and were, therefore, eliminated during the period. Both companies were longstanding investments of the Fund and produced successful outcomes. We continue to believe that Aptiv is a well-positioned auto supplier that is likely to continue outgrowing light vehicle production for the foreseeable future, but this dynamic is now more fully appreciated by the market. We believe Parker Hannifin, one of our longest tenured positions, is a high-quality, well-managed industrial with strong competitive positions in good end markets. However, after the market price reflected these positives, we elected to sell to pursue more attractive alternatives that were priced at steeper discounts to our estimates of intrinsic value.

We thank you, our fellow shareholders, for your investment and continued support of the Oakmark Fund.

See accompanying Disclosures and Endnotes on page 96.

Oakmark.com 5

Oakmark Fund  March 31, 2021 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 98.0%
FINANCIALS - 34.0%
DIVERSIFIED FINANCIALS - 21.3%
Ally Financial, Inc.	13,423	$606,858
Capital One Financial Corp.	4,164	529,786
The Charles Schwab Corp.	6,600	430,188
The Goldman Sachs Group, Inc.	1,105	361,335
State Street Corp.	3,951	331,907
American Express Co.	2,004	283,488
The Bank of New York Mellon Corp.	4,786	226,308
S&P Global, Inc.	473	166,759
KKR & Co., Inc.	3,300	161,205
Moody's Corp.	502	149,864
		3,247,698
BANKS - 8.7%
Bank of America Corp.	13,976	540,712
Citigroup, Inc.	6,904	502,274
Wells Fargo & Co.	7,000	273,490
		1,316,476
INSURANCE - 4.0%
American International Group, Inc.	7,233	334,228
Reinsurance Group of America, Inc.	2,134	268,969
		603,197
		5,167,371
COMMUNICATION SERVICES - 14.3%
MEDIA & ENTERTAINMENT - 13.5%
Alphabet, Inc., Class A (a)	269	555,055
Facebook, Inc., Class A (a)	1,611	474,606
Comcast Corp., Class A	7,709	417,140
Netflix, Inc. (a)	588	306,788
Charter Communications, Inc., Class A (a)	487	300,180
		2,053,769
TELECOMMUNICATION SERVICES - 0.8%
T-Mobile US, Inc. (a)	1,000	125,290
		2,179,059
INFORMATION TECHNOLOGY - 11.9%
SOFTWARE & SERVICES - 10.2%
Gartner, Inc. (a)	1,668	304,552
DXC Technology Co.	9,139	285,688
Fiserv, Inc. (a)	2,000	238,080
Automatic Data Processing, Inc.	1,149	216,533
Workday, Inc., Class A (a)	857	212,855
Visa, Inc., Class A	881	186,471
Mastercard, Inc., Class A	300	106,744
		1,550,923
TECHNOLOGY HARDWARE & EQUIPMENT - 1.7%
TE Connectivity, Ltd.	2,051	264,772
		1,815,695
	Shares	Value
CONSUMER DISCRETIONARY - 11.8%
CONSUMER SERVICES - 6.7%
Booking Holdings, Inc. (a)	162	$376,502
MGM Resorts International (b)	8,682	329,833
Hilton Worldwide Holdings, Inc.	2,572	311,018
		1,017,353
AUTOMOBILES & COMPONENTS - 2.6%
General Motors Co.	6,846	393,371
RETAILING - 2.5%
eBay, Inc.	4,376	267,968
Qurate Retail, Inc., Class A	9,976	117,313
		385,281
		1,796,005
HEALTH CARE - 7.3%
HEALTH CARE EQUIPMENT & SERVICES - 5.7%
HCA Healthcare, Inc.	1,683	316,975
Humana, Inc.	748	313,599
CVS Health Corp.	3,078	231,571
		862,145
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.6%
Regeneron Pharmaceuticals, Inc. (a)	524	247,876
		1,110,021
ENERGY - 6.5%
EOG Resources, Inc.	6,099	442,329
APA Corp.	13,744	246,014
Diamondback Energy, Inc.	2,600	191,074
ConocoPhillips	2,156	114,187
		993,604
INDUSTRIALS - 6.5%
CAPITAL GOODS - 6.5%
Caterpillar, Inc. (b)	1,420	329,209
General Electric Co.	24,000	315,120
Cummins, Inc.	777	201,328
General Dynamics Corp.	800	145,248
		990,905
CONSUMER STAPLES - 4.6%
FOOD, BEVERAGE & TOBACCO - 4.6%
Constellation Brands, Inc., Class A	1,485	338,557
Keurig Dr Pepper, Inc.	5,978	205,461
Altria Group, Inc.	3,000	153,480
		697,498
REAL ESTATE - 1.1%
CBRE Group, Inc., Class A (a)	2,000	158,220
TOTAL COMMON STOCKS - 98.0% (COST $7,404,934)		14,908,378

See accompanying Notes to Financial Statements.

6 OAKMARK FUNDS

Oakmark Fund  March 31, 2021 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT-TERM INVESTMENT - 2.2%
REPURCHASE AGREEMENT - 2.2%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 03/31/21 due 04/01/21, repurchase price $338,138, collateralized by United States Treasury Note, 0.125% due 03/31/23, value plus accrued interest of $344,901 (Cost: $338,138)	$338,138	$338,138
TOTAL SHORT-TERM INVESTMENTS - 2.2% (COST $338,138)		338,138
TOTAL INVESTMENTS - 100.2% (COST $7,743,072)		15,246,516
Foreign Currencies (Cost $0) - 0.0% (c)		0	(d)
Liabilities In Excess of Other Assets - (0.2)%		(27,872)
TOTAL NET ASSETS - 100.0%		$15,218,644

(a)  Non-income producing security

(b)  All or a portion of this investment is held in connection with one or more options within the Fund.

(c)  Amount rounds to less than 0.1%.

(d)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

Oakmark.com 7

Oakmark Fund  March 31, 2021 (Unaudited)

Schedule of Investments (in thousands) (continued)

WRITTEN OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums (Received) by Fund	Unrealized Gain/(Loss)
CALLS
Caterpillar, Inc.	$220.00	5/21/21	(10,000)	$(231,870)	$(17,700)	$(15,957)	$(1,743)
Caterpillar, Inc.	$210.00	5/21/21	(4,000)	$(92,748)	$(10,020)	$(6,124)	$(3,896)
MGM Resorts International	$38.00	6/18/21	(22,143)	$(84,121)	$(7,529)	$(9,833)	$2,304
MGM Resorts International	$39.00	6/18/21	(10,684)	$(40,589)	$(3,093)	$(4,731)	$1,638
MGM Resorts International	$37.00	6/18/21	(7,173)	$(27,250)	$(2,654)	$(3,040)	$386
				$(476,578)	$(40,996)	$(39,685)	$(1,311)

See accompanying Notes to Financial Statements.

8 OAKMARK FUNDS

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Oakmark.com 9

Oakmark Select Fund  March 31, 2021

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/21)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Select Fund (Investor Class)	16.08%	90.57%	8.67%	11.75%	11.30%	12.09%	11/01/96
S&P 500 Index	6.18%	56.35%	16.78%	16.29%	13.91%	9.39%
Lipper Multi-Cap Value Fund Index[7]	13.05%	66.68%	9.58%	10.90%	9.68%	7.89%
Oakmark Select Fund (Advisor Class)	16.09%	90.77%	8.81%	N/A	N/A	9.36%	11/30/16
Oakmark Select Fund (Institutional Class)	16.15%	90.99%	8.87%	N/A	N/A	9.42%	11/30/16
Oakmark Select Fund (Service Class)	16.00%	90.15%	8.43%	11.46%	10.99%	9.20%	12/31/99
Oakmark Select Fund (R6 Class)	16.15%	—	—	N/A	N/A	17.10%	12/15/20

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Alphabet, Inc., Class A	10.1
CBRE Group, Inc., Class A	9.5
Ally Financial, Inc.	6.1
Citigroup, Inc.	5.9
Bank of America Corp.	5.4
Charter Communications, Inc., Class A	5.0
Capital One Financial Corp.	5.0
Facebook, Inc., Class A	4.8
American International Group, Inc.	4.5
General Electric Co.	4.4
FUND STATISTICS
Ticker*	OAKLX
Number of Equity Holdings	24
Net Assets	$4.8 billion
Weighted Average Market Cap	$256.0 billion
Median Market Cap	$47.7 billion
Gross Expense Ratio - Investor Class (as of 12/15/20)*	1.03%
Net Expense Ratio - Investor Class (as of 12/15/20)*†	1.01%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2022, as per the Prospectus dated 12/15/2020.

SECTOR ALLOCATION	% of Net Assets
Financials	29.4
Communication Services	23.8
Consumer Discretionary	14.9
Real Estate	9.5
Health Care	6.0
Energy	5.4
Industrials	4.4
Consumer Staples	4.3
Short-Term Investments and Other	2.3

See accompanying Disclosures and Endnotes on page 96.

10 OAKMARK FUNDS

Oakmark Select Fund  March 31, 2021

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Win Murray

Portfolio Manager

oaklx@oakmark.com

The Oakmark Select Fund was up 16.1% for the quarter, ahead of the S&P 500 Index's1 6.2% return. For the trailing 12-month period, the Fund increased by 90.6%, compared to the S&P's 56.4% return. The preponderance of that one-year outperformance came from November onwards, after data was announced indicating that effective vaccines would launch in the upcoming months.

Clients regularly ask us, "How do you incorporate macroeconomic factors and forecasts into your investment process?" Our answer is always, "We don't. We just assume things will be normal five years from now." By "normal," we mean that everything should pretty much look like it always does, with extremes moving toward their long-term levels. In other words, if current interest rates are negative or the current oil price is $20 or current unemployment is 12% or if there's some currency exchange rate that means a Big Mac in Europe would cost $40 American dollars, we don't extrapolate those conditions into perpetuity. We assume that five years from now, natural market forces will have worked in such a way as to produce a rational economic backdrop.

Most of the time, this keeps us in line with most other investors' expectations. This means that we don't have a unique or ideological macroeconomic belief that shapes our portfolios. In normal environments (i.e., most of the time), our returns are driven by what we do best: identifying individual businesses that sell at a substantial discount to our estimate of their intrinsic value or what we consider to be their private market values.

However, on rare occasions, the idea that things will be normal in five years looks like a heroically outlier opinion. The last time this occurred, pre-pandemic, was in 2008 during the depths of the global financial crisis. The market was in a state of panic, presuming that the world economy was almost irreparably broken. Our belief that markets would return to normal wasn't widely shared and, thus, our portfolios were loaded with cyclical recovery investments that looked far too cheap relative to our assessment of their intrinsic values. In retrospect, our portfolio positioning proved correct.

Similarly, even in the first few months of the pandemic, we had faith that human ingenuity and market forces would develop solutions that would enable something that resembled normal life (and normal economic activity) to recur. As such, the assumptions underpinning our company valuations presumed future cash flows that were likely higher than the market was forecasting at the time and, thus, our bottom-up portfolios were full of "return to normal" stocks that were priced, in our minds, far too cheaply. We didn't know when "normal" would occur, so we sold out of some cyclical companies with high debt loads (unsure as to whether they could survive an extended downturn), replacing them with similarly valued companies that had better balance sheets. In retrospect, the recovery happened even more rapidly than we had thought, and these trades, while prudent, weren't necessary.

The most significant contributors to performance during the quarter were CBRE Group (+26%) and Alphabet (+18%). The most significant detractors were Charter Communications (-7%) and Netflix (-4%). We continue to hold all of these investments, as they are still selling at a sizable discount to our estimates of their intrinsic values.

We bought two new positions in the Fund this quarter: Humana and First Citizens BancShares. The rationale behind our Humana purchase is well articulated in the Oakmark Equity and Income letter (https://oakmark.com/news-insights/oakmark-equity-and-income-fund-first-quarter-2021/) this quarter. First Citizens BancShares is a well-run, undervalued community bank that we believe is creating significant shareholder value through a nicely timed merger with CIT Group. Note that we consider our purchases of the A & B share classes of First Citizens and of CIT Group to be investments in the same entity.

We eliminated our longstanding position in TE Connectivity during the quarter. The company is still selling at a discount to our estimate of its intrinsic value, but that discount has narrowed as TE's stock price has increased sharply in recent quarters. As such, we don't believe the stock is attractive enough to merit holding in a concentrated portfolio.

Thank you, our fellow shareholders, for your continued investment in our Fund.

See accompanying Disclosures and Endnotes on page 96.

Oakmark.com 11

Oakmark Select Fund  March 31, 2021 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 97.7%
FINANCIALS - 29.4%
BANKS - 13.8%
Citigroup, Inc.	3,862	$280,960
Bank of America Corp.	6,603	255,486
CIT Group, Inc.	1,357	69,874
First Citizens BancShares, Inc., Class A	56	46,745
First Citizens BancShares, Inc., Class B	7	5,345
		658,410
DIVERSIFIED FINANCIALS - 11.1%
Ally Financial, Inc. (a)	6,440	291,139
Capital One Financial Corp.	1,875	238,544
		529,683
INSURANCE - 4.5%
American International Group, Inc.	4,619	213,458
		1,401,551
COMMUNICATION SERVICES - 23.8%
MEDIA & ENTERTAINMENT - 23.8%
Alphabet, Inc., Class A (b)	234	483,065
Charter Communications, Inc., Class A (b)	389	239,959
Facebook, Inc., Class A (b)	783	230,617
Netflix, Inc. (b)	350	182,372
		1,136,013
CONSUMER DISCRETIONARY - 14.9%
CONSUMER SERVICES - 10.5%
Booking Holdings, Inc. (b)	82	191,047
MGM Resorts International (a)	4,688	178,078
Hilton Worldwide Holdings, Inc.	1,116	135,004
		504,129
AUTOMOBILES & COMPONENTS - 4.4%
Lear Corp.	1,150	208,438
		712,567
REAL ESTATE - 9.5%
CBRE Group, Inc., Class A (a) (b)	5,755	455,243
HEALTH CARE - 6.0%
HEALTH CARE EQUIPMENT & SERVICES - 5.8%
HCA Healthcare, Inc.	764	143,957
Humana, Inc.	317	132,902
		276,859
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.2%
Regeneron Pharmaceuticals, Inc. (b)	20	9,463
		286,322
ENERGY - 5.4%
EOG Resources, Inc.	2,054	148,950
APA Corp.	6,000	107,400
		256,350
	Shares	Value
INDUSTRIALS - 4.4%
CAPITAL GOODS - 4.4%
General Electric Co.	16,000	$210,080
CONSUMER STAPLES - 4.3%
FOOD, BEVERAGE & TOBACCO - 4.3%
Constellation Brands, Inc., Class A	910	207,389
TOTAL COMMON STOCKS - 97.7% (COST $2,265,730)		4,665,515
	Par Value	Value
SHORT-TERM INVESTMENTS - 2.8%
REPURCHASE AGREEMENT - 2.8%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 03/31/21 due 04/01/21, repurchase price $133,733, collateralized by United States Treasury Note, 0.125% due 03/31/23, value plus accrued interest of $136,408 (Cost: $133,733)	$133,733	133,733
TOTAL SHORT-TERM INVESTMENTS - 2.8% (COST $133,733)		133,733
TOTAL INVESTMENTS - 100.5% (COST $2,399,463)		4,799,248
Liabilities In Excess of Other Assets - (0.5)%		(25,226)
TOTAL NET ASSETS - 100.0%		$4,774,022

(a)  All or a portion of this investment is held in connection with one or more options within the Fund.

(b)  Non-income producing security

See accompanying Notes to Financial Statements.

12 OAKMARK FUNDS

Oakmark Select Fund  March 31, 2021 (Unaudited)

Schedule of Investments (in thousands) (continued)

WRITTEN OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums (Received) by Fund	Unrealized Gain/(Loss)
CALLS
Ally Financial, Inc.	$40.00	6/18/21	(2,000)	$(9,042)	$(1,280)	$(958)	$(322)
CBRE Group, Inc., Class A	$70.00	6/18/21	(15,000)	$(118,665)	$(16,050)	$(11,879)	$(4,171)
CBRE Group, Inc., Class A	$75.00	6/18/21	(5,000)	$(39,555)	$(3,450)	$(3,702)	$252
MGM Resorts International	$38.00	5/21/21	(8,201)	$(31,156)	$(2,284)	$(3,664)	$1,380
MGM Resorts International	$39.00	5/21/21	(11,799)	$(44,824)	$(2,779)	$(5,199)	$2,420
				$(243,242)	$(25,843)	$(25,402)	$(441)

See accompanying Notes to Financial Statements.

Oakmark.com 13

Oakmark Global Fund  March 31, 2021

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/21)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Fund (Investor Class)	11.05%	85.83%	9.27%	12.76%	8.83%	10.31%	08/04/99
MSCI World Index	4.92%	54.03%	12.81%	13.36%	9.88%	5.85%
Lipper Global Fund Index[9]	3.72%	58.61%	11.42%	12.80%	8.79%	6.31%
Oakmark Global Fund (Advisor Class)	11.08%	86.17%	9.41%	N/A	N/A	12.64%	11/30/16
Oakmark Global Fund (Institutional Class)	11.11%	86.21%	9.47%	N/A	N/A	12.71%	11/30/16
Oakmark Global Fund (Service Class)	10.98%	85.38%	8.98%	12.46%	8.49%	10.37%	10/10/01
Oakmark Global Fund (R6 Class)	11.08%	—	—	N/A	N/A	13.10%	12/15/20

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Alphabet Inc., Class C	5.7
Lloyds Banking Group PLC	5.3
General Motors Co.	4.9
TE Connectivity, Ltd.	4.3
Bayer AG	4.3
Daimler AG	4.1
Bank of America Corp.	3.9
Credit Suisse Group AG	3.7
Allianz SE	3.5
Naspers, Ltd., N Shares	3.0
FUND STATISTICS
Ticker*	OAKGX
Number of Equity Holdings	48
Net Assets	$1.6 billion
Weighted Average Market Cap	$162.2 billion
Median Market Cap	$45.7 billion
Gross Expense Ratio - Investor Class (as of 12/15/20)*	1.14%
Net Expense Ratio - Investor Class (as of 12/15/20)*†	1.12%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2022, as per the Prospectus dated 12/15/2020.

SECTOR ALLOCATION	% of Net Assets
Financials	22.5
Consumer Discretionary	19.6
Communication Services	13.4
Industrials	12.3
Information Technology	12.0
Health Care	11.4
Materials	2.8
Consumer Staples	2.3
Energy	1.2
Short-Term Investments and Other	2.5
GEOGRAPHIC ALLOCATION
% of Equity
North America	47.1
United States	47.1
Europe	42.9
Germany*	16.2
United Kingdom	14.7
Switzerland	8.6
Ireland*	1.3
Belgium*	1.2
France*	0.9
% of Equity
Asia	3.8
China	1.6
Japan	1.1
India	1.1
Africa	3.1
South Africa	3.1
Australasia	2.4
Australia	2.4
Latin America	0.7
Mexico	0.7

*  Euro currency countries comprise 19.6% of equity investments.

See accompanying Disclosures and Endnotes on page 96.

14 OAKMARK FUNDS

Oakmark Global Fund  March 31, 2021

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakgx@oakmark.com

Clyde S. McGregor, CFA

Portfolio Manager

oakgx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakgx@oakmark.com

Jason E. Long, CFA

Portfolio Manager

oakgx@oakmark.com

Quarter Review

It was an eventful quarter. Israel experienced another inconclusive election, Turkey's Recep Tayyip Erdogan fired another central bank head and caused a local currency crisis, Italy installed former European Central Bank leader Mario Draghi as prime minister, and the Suez Canal was blocked for six days due to a grounded container ship, which threw logistics out of balance around the world. And this is just a small sample of global events. In the financial sphere, failures of both a family office hedge fund and a little-known supply chain finance entity caused significant losses for funding institutions. These events are all symptomatic of the global attempt to regain equilibrium from a massive pandemic, but they also reflect an environment of historically low interest rates, which have encouraged risk-taking and heavy use of leverage. Fortunately, Covid-19 vaccine development has been a source of hope. At this time last year, few believed that effective vaccines could be developed in less than three to five years, but the medical/pharmaceutical industry met the challenge and exceeded expectations. Although conditions are still far from normal, we are getting closer and one of our regular questions to corporate managers is how they expect the new "normal" will be different from the old "normal."

Securities markets have also gone through an interesting period. In March, Japan's Nikkei Index10 crossed the 30,000 mark for the first time since the early 1990s. Beginning in November, European and North American stocks rotated toward value investing, though U.S. market returns continued to dominate European markets. In part, the U.S. outperformance may derive from greater Covid-19 vaccination success. However, given that the S&P 500 Index1 has nearly tripled the return of the Euro Stoxx 5011 over the past decade, we anticipate some reversion to the mean. Compared to U.S. stocks, European companies sell for lower average price/earnings ratios2 yet have greater expectations for earning improvement this year. Last year in this report, we wrote that then-current opportunities available across the globe would provide the foundation for strong future returns and we think that the past 12 months have validated that opinion. As prices have started to recover from their pandemic lows, our search for value has led us to new areas of the market (as the five purchases discussed below demonstrate).

The Oakmark Global Fund gained 11.1% in the quarter, which compares to the MSCI World Index's8 4.9% return in the period and the Lipper Global Fund Index's 3.7% return. For the first six months of the Fund's fiscal year, the Fund returned 43.8%, the MSCI World Index returned 19.6% and the Lipper Global Fund Index9 returned 20.5%. Since its inception in 1999, the Fund has achieved a compound annual rate of return of 10.3%, which compares to 5.9% for the MSCI World Index and 6.3% for the Lipper Global Fund Index.

General Motors (U.S.), Daimler (Germany), Alphabet (U.S.), Bank of America (U.S.) and Lloyds Banking Group (U.K.) were the largest contributors to the quarter's return. The U.S., U.K. and Germany contributed most to return, reversing their outcomes from the year-ago quarter. Credit Suisse (Switzerland), Continental (Germany), Liberty Broadband (U.S.), Mastercard (U.S.) and Arconic (U.S.) detracted from the Fund's return. The countries that detracted were Switzerland, Belgium and China.

For the first six months of the Fund's fiscal year, the U.S., U.K. and Germany contributed most to investment return, while China was the only detractor. General Motors led the contributor list, followed by Lloyds Banking Group, CNH Industrial (U.K.), Alphabet and Daimler. Only three stocks detracted: Alibaba Group (China), Novartis (Switzerland) and SAP (Germany—a new purchase, discussed below).

Portfolio Activity

The strong performance of the Fund's equity holdings spurred considerable portfolio action on our part. During the quarter, we introduced five names to the portfolio and eliminated two. But this understates the actual activity level. We also pruned back 21 holdings as their prices increased. In November, equity market conditions began to rotate in favor of value, and we have taken advantage of this positive turn to upgrade the quality of the portfolio. We believe that after such a strong rally in equities, the portfolio will benefit from higher quality and increased diversification.

We initiated two new international holdings in the quarter and three from the U.S. Beginning alphabetically, Capgemini is Europe's largest IT consulting firm—an attractive sector that is growing faster than the economy as companies continue to outsource this function in a relentless pursuit of greater efficiency. Over the past decade, the French-based firm has radically transformed its business model to focus more on its digital products, diversify its client base and make its delivery model more cost effective. Yet investors have not fairly appreciated these changes. Approximately 60% of the company's sales are now digital—one of the highest levels in the industry. This should enable Capgemini to enjoy a wave of corporate technology investment as Covid-19 prompts companies to accelerate their digital transformation roadmaps. In addition, the company has a strong business model, comparable to its U.S.- and Indian-based peers, and we believe it generates an excellent return on invested capital, converts a substantial amount of earnings into cash, trades at a significant discount to its peers and offers an

See accompanying Disclosures and Endnotes on page 96.

Oakmark.com 15

Oakmark Global Fund  March 31, 2021

Portfolio Manager Commentary (continued)

attractive absolute valuation. Given the company's strong future growth outlook, promising merger-and-acquisition opportunities, and ongoing margin improvement, we believe Capgemini offers exciting potential to add shareholder value.

Second alphabetically is U.S.-based Fiserv. Following its transformative acquisition of First Data Corporation in 2019, Fiserv is now a top provider of digital banking solutions, core account processing software and merchant acquiring services in the U.S. The company's mission-critical software and services generate highly recurring revenue and are tied to strong secular growth trends within both digital payments and banking. We expect Fiserv's revenues to grow in the mid- to high-single-digits over the coming years and that the company will enjoy significant margin expansion as it realizes the cost synergies from the First Data acquisition. We estimate this will produce near-term earnings per share growth of over 20%. Furthermore, with its significant free cash flow generation and excess debt capacity, the company should be able to return about 35% of its market capitalization through dividends and share repurchases over the next five years, in our view. We believe Fiserv offers an attractive risk-adjusted return potential for a well-managed business that trades for a market multiple of our estimate of normal earnings.

The second new U.S. equity purchase was General Dynamics, a leading U.S. defense contractor and owner of the world's premier business jet franchise (Gulfstream). We were able to purchase this high-quality and durable business at a meaningful discount to our estimate of its intrinsic value after a series of near-term concerns hurt its share price. Taking a longer term view, the company's business jet franchise should benefit from a multi-year investment program in new, differentiated product. Also, its free cash flow conversion is set to improve materially and the company is poised to benefit from a highly visible ramp up in revenue related to next generation nuclear-powered submarines. As these positives come into clearer view, we expect sentiment to improve, along with the company's share price.

The third U.S. addition was Humana, a leader and near pure play in the fastest growing sector of managed care, Medicare Advantage. Each year, more seniors choose Medicare Advantage over traditional Medicare due to the compelling combination of lower costs and expanded benefits. Humana's scale advantages and focus on senior care allow the company to make targeted investments in its members' health, culminating in fewer unnecessary hospitalizations and lower chronic care costs. Much of these savings are then reinvested in the health plan, resulting in a continuously improving customer value proposition. The company's brand also resonates well in the marketplace and has helped drive double-digit annual membership growth over the past decade—well above the rest of the industry. Further, we believe Humana has a long runway ahead as it benefits from an aging population and continued conversion of the approximately 60% of seniors who are still enrolled in traditional Medicare. Yet Humana's shares are currently trading at a nearly 20% discount to the S&P 500 earnings multiple, which we believe doesn't give the company enough credit for its durable competitive advantages and strong secular growth outlook.

Finally, SAP is the largest European enterprise software company and the global leader in enterprise resource planning (ERP) software products. Its share price underperformed both the broader market and its software peers over the past year as a result of a revised business strategy, unveiled in October 2020, which called for an accelerated transition to the cloud. This transition will depress near-term revenue and profits as upfront license sales become overtime subscription payments, but long term, this move will increase growth and improve customer economics. This short-term setback gave us an opportunity to invest in one of the most defensive software companies in the market. The company's recent IPO of a portion of Qualtrics highlights the disconnect between how the market values SAP's parts compared to its whole. We expect SAP to accelerate to high single-digit, top-line growth over the next five years as the economic benefits of its cloud transition become apparent.

We eliminated Samsung and Rolls-Royce. Samsung approached our estimate of intrinsic value, and we redeployed this capital into more attractive opportunities. We have owned the company on several occasions and we would welcome the opportunity to own this security again at the right price.

Rolls-Royce is one of the leading producers of wide-body aircraft engines, which are typically used in larger airplanes designed for long-haul and international travel. The Covid-19 pandemic has materially hurt the company's business. Although we expect travel will rebound strongly following vaccine distribution, we believe it will take longer for long-haul and international travel to revert back to pre-pandemic levels. As a result, our intrinsic value estimate fell quite materially during the pandemic, though we continued to hold our position since the share price remained below our estimate of intrinsic value. As the share price moved closer to our estimate of intrinsic value in the fourth quarter, we began reducing our position until we were fully exited during the past quarter. We allocated the capital from the divesture of Rolls-Royce into securities with strong risk-return profiles.

The net effect of this activity and the volatile market action was to increase the U.S. portfolio weight from 44% to 46%. As always, we do not set top-down targets for these weights. Instead, we populate the portfolio with the most attractive opportunities wherever they may be found.

Currency Hedges

We defensively hedge a portion of the Fund's exposure to currencies that we believe to be overvalued versus the U.S. dollar. As of quarter end, we found the Swiss franc to be overvalued and have hedged approximately 14% of the Fund's franc exposure.

Thank you for being our partners in the Oakmark Global Fund. Please feel free to contact us with your questions or comments.

See accompanying Disclosures and Endnotes on page 96.

16 OAKMARK FUNDS

Oakmark Global Fund  March 31, 2021 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 97.5%
FINANCIALS - 22.5%
BANKS - 11.2%
Lloyds Banking Group PLC (United Kingdom) (a)	140,448	$82,357
Bank of America Corp. (United States)	1,590	61,525
Axis Bank, Ltd. (India) (a)	1,732	16,521
Citigroup, Inc. (United States)	194	14,077
		174,480
DIVERSIFIED FINANCIALS - 6.4%
Credit Suisse Group AG (Switzerland)	5,580	58,459
Julius Baer Group, Ltd. (Switzerland) (a)	654	41,815
		100,274
INSURANCE - 4.9%
Allianz SE (Germany)	215	54,807
Prudential PLC (United Kingdom)	1,051	22,327
		77,134
		351,888
CONSUMER DISCRETIONARY - 19.6%
AUTOMOBILES & COMPONENTS - 12.7%
General Motors Co. (United States)	1,323	76,031
Daimler AG (Germany)	716	63,831
Continental AG (Germany)	308	40,693
Toyota Motor Corp. (Japan)	228	17,742
		198,297
RETAILING - 4.5%
Naspers, Ltd., N Shares (South Africa)	196	46,789
Alibaba Group Holding, Ltd. (China) (a)	431	12,191
Alibaba Group Holding, Ltd. ADR (China) (a) (b)	52	11,813
		70,793
CONSUMER SERVICES - 1.8%
Booking Holdings, Inc. (United States) (a)	7	16,938
Compass Group PLC (United Kingdom) (a)	569	11,460
		28,398
CONSUMER DURABLES & APPAREL - 0.6%
Cie Financiere Richemont SA, Class A (Switzerland)	95	9,092
		306,580
COMMUNICATION SERVICES - 13.4%
MEDIA & ENTERTAINMENT - 11.4%
Alphabet, Inc., Class C (United States) (a)	43	88,753
Liberty Broadband Corp., Class C (United States) (a)	248	37,267
The Interpublic Group of Cos., Inc. (United States)	1,152	33,652
Grupo Televisa SAB ADR (Mexico) (a) (b)	1,281	11,349
Charter Communications, Inc., Class A (United States) (a)	11	6,972
		177,993
	Shares	Value
TELECOMMUNICATION SERVICES - 2.0%
Liberty Global PLC, Class A (United Kingdom) (a)	1,259	$32,316
		210,309
INDUSTRIALS - 12.3%
CAPITAL GOODS - 11.0%
CNH Industrial N.V. (United Kingdom) (a)	2,922	45,215
Howmet Aerospace, Inc. (United States)	1,030	33,097
Travis Perkins PLC (United Kingdom) (a)	1,442	30,634
Flowserve Corp. (United States)	615	23,849
Johnson Controls International PLC (United States)	341	20,354
General Dynamics Corp. (United States)	100	18,174
		171,323
TRANSPORTATION - 1.3%
Ryanair Holdings PLC ADR (Ireland) (a) (b)	169	19,405
Ryanair Holdings PLC (Ireland) (a)	62	1,209
		20,614
		191,937
INFORMATION TECHNOLOGY - 12.0%
SOFTWARE & SERVICES - 7.7%
Mastercard, Inc., Class A (United States)	100	35,534
Oracle Corp. (United States)	483	33,878
SAP SE (Germany)	171	20,964
Fiserv, Inc. (United States) (a)	137	16,249
Capgemini SE (France)	85	14,480
		121,105
TECHNOLOGY HARDWARE & EQUIPMENT - 4.3%
TE Connectivity, Ltd. (United States)	519	67,008
		188,113
HEALTH CARE - 11.4%
HEALTH CARE EQUIPMENT & SERVICES - 5.8%
Tenet Healthcare Corp. (United States) (a)	768	39,928
Humana, Inc. (United States)	66	27,629
Envista Holdings Corp. (United States) (a)	559	22,799
		90,356
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 5.6%
Bayer AG (Germany)	1,057	66,910
Novartis AG (Switzerland)	248	21,176
		88,086
		178,442
MATERIALS - 2.8%
Incitec Pivot, Ltd. (Australia) (a)	16,395	36,238
Arconic Corp. (United States) (a)	306	7,770
		44,008

See accompanying Notes to Financial Statements.

Oakmark.com 17

Oakmark Global Fund  March 31, 2021 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 97.5% (continued)
CONSUMER STAPLES - 2.3%
FOOD, BEVERAGE & TOBACCO - 2.3%
Keurig Dr Pepper, Inc. (United States)	526	$18,082
Anheuser-Busch InBev SA/NV (Belgium)	287	18,065
		36,147
ENERGY - 1.2%
Nov, Inc. (United States)	1,357	18,618
TOTAL COMMON STOCKS - 97.5% (COST $977,219)		1,526,042
WARRANT - 0.0% (C)
CONSUMER DISCRETIONARY - 0.0% (c)
Cie Financiere Richemont SA (Switzerland) (a)	414	157
TOTAL WARRANTS - 0.0% (COST $ - )		157
	Par Value	Value
SHORT-TERM INVESTMENT - 2.5%
REPURCHASE AGREEMENT - 2.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 03/31/21 due 04/01/21, repurchase price $39,580, collateralized by United States Treasury Note, 0.125% due 03/31/23, value plus accrued interest of $40,371 (Cost: $39,580)	$39,580	39,580
TOTAL SHORT-TERM INVESTMENTS - 2.5% (COST $39,580)		39,580
TOTAL INVESTMENTS - 100.0% (COST $1,016,799)		1,565,779
Foreign Currencies (Cost $0) - 0.0% (c)		0 (d)
Liabilities In Excess of Other Assets - 0.0% (c)		(272)
TOTAL NET ASSETS - 100.0%		$1,565,507

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Amount rounds to less than 0.1%.

(d)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

18 OAKMARK FUNDS

Oakmark Global Fund  March 31, 2021 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT (in thousands)

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 3/31/21	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	17,228	$19,526	06/16/21	$18,267	$1,259
				$18,267	$1,259

See accompanying Notes to Financial Statements.

Oakmark.com 19

Oakmark Global Select Fund  March 31, 2021

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/21)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Select Fund (Investor Class)	10.87%	80.73%	9.86%	12.17%	10.23%	8.86%	10/02/06
MSCI World Index	4.92%	54.03%	12.81%	13.36%	9.88%	7.18%
Lipper Global Fund Index[9]	3.72%	58.61%	11.42%	12.80%	8.79%	6.89%
Oakmark Global Select Fund (Advisor Class)	10.93%	80.92%	10.00%	N/A	N/A	11.49%	11/30/16
Oakmark Global Select Fund (Institutional Class)	10.93%	81.11%	10.06%	N/A	N/A	11.56%	11/30/16
Oakmark Global Select Fund (R6 Class)	10.97%	—	—	N/A	N/A	12.64%	12/15/20

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Alphabet, Inc., Class A	10.3
Daimler AG	7.1
Lloyds Banking Group PLC	6.5
Bank of America Corp.	6.5
Humana, Inc.	5.3
Credit Suisse Group AG	5.2
HCA Healthcare, Inc.	5.0
CBRE Group, Inc., Class A	5.0
Charter Communications, Inc., Class A	5.0
Bayer AG	4.9
FUND STATISTICS
Ticker*	OAKWX
Number of Equity Holdings	23
Net Assets	$1.6 billion
Weighted Average Market Cap	$242.2 billion
Median Market Cap	$63.5 billion
Gross Expense Ratio - Investor Class (as of 12/15/20)*	1.11%
Net Expense Ratio - Investor Class (as of 12/15/20)*†	1.09%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2022, as per the Prospectus dated 12/15/2020.

SECTOR ALLOCATION	% of Net Assets
Financials	26.7
Health Care	22.1
Consumer Discretionary	19.3
Communication Services	17.4
Real Estate	5.0
Industrials	4.8
Information Technology	2.0
Short-Term Investments and Other	2.7
GEOGRAPHIC ALLOCATION
% of Equity
North America	50.5
United States	50.5
Europe	45.4
Germany*	18.7
United Kingdom	13.7
Switzerland	10.0
% of Equity
Europe (cont'd)	45.4
Netherlands*	3.0
Asia	4.1
South Korea	2.2
China	1.9

*  Euro currency countries comprise 21.7% of equity investments.

See accompanying Disclosures and Endnotes on page 96.

20 OAKMARK FUNDS

Oakmark Global Select Fund  March 31, 2021

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakwx@oakmark.com

Eric Liu, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund had a strong quarter in terms of both absolute and relative performance, returning 10.87% for the period ending March 31. The benchmark, MSCI World Index8, returned 4.92% for the same quarter. Since its inception in October 2006, the Fund has returned an average of 8.86% per year, outperforming the MSCI World Index's annualized gain of 7.18% over the same period.

Daimler AG was a top contributor for the first quarter as the German automotive manufacturer's share price soared on the announcement it would spin off a majority stake in Daimler Truck. In our view, this is momentous news that represents fundamental change by establishing two distinct companies—one, a pure-play premium car company, and the other, a global leader in trucks and buses. This transition should lead to increased accountability, allow for more agile decision-making and unlock value for shareholders. In addition to this announcement, Daimler released its full-year 2020 earnings report and the results were well above our and consensus expectations. Adjusted earnings improved dramatically in the fourth quarter and management was able to convert this into cash. As a result, the company outperformed expectations by generating more than EUR 8 billion of free cash flow. Management indicated that there would likely be "significant growth" in unit sales and that Mercedes-Benz would hit earnings margins of 8-10% in 2021. We anticipate that the global vehicle manufacturer will continue to do well throughout the year, thanks to successful cost discipline, ongoing improvement in underlying demand, and important product launches of both internal combustion engine and battery electric vehicles. We believe Daimler's management team is executing well and demonstrating strong commitment to shareholder value creation.

Credit Suisse was a top detractor for the first quarter, following a series of negative headlines in March. Early in the month, the Switzerland-based financial services firm lost ~$2 billion—$3 billion in market cap because a fund in its asset management division had exposure to the now-insolvent Greensill Capital. This market cap decline far surpassed Credit Suisse's direct exposure to Greensill and ignored the fact that a large portion of its clients' exposure was in cash, highly rated securities or insured investments. At the end of March, the company's share price dropped again when a New York-based hedge fund client, called Archegos, defaulted on its margin calls to Credit Suisse's prime brokerage business. As a result, Credit Suisse announced an expected charge of approximately CHF 4.4 billion and a first quarter 2021 pre-tax loss of approximately CHF 900 million. The company also provided updated profitability guidance that greatly exceeded analysts' estimates, although this news was largely overshadowed by the Archegos headlines. We are pleased with Credit Suisse's profitability improvements, excluding the charge, and we will continue to monitor the situation closely. We expect the company to make material changes to its risk management leadership in the wake of these events and we believe incoming Chairman António Horta-Osório will bring fresh perspective to Credit Suisse, given his impressive tenure as CEO of Lloyds Banking Group.

During the quarter, we sold our holdings of TE Connectivity as the share price approached our estimate of intrinsic value. We initiated positions in Humana (U.S.) and SAP (Germany). Humana is a leader and near pure play in the fastest growing sector of managed care, Medicare Advantage. Humana's growth and scale advantages have allowed the company to make targeted investments in its members' health, resulting in fewer unnecessary hospitalizations and lower chronic care costs. The company reinvests most of these savings back into the health plan, resulting in a continuously improving customer value proposition. Further, we believe Humana has a long runway ahead as it benefits from an aging population and continued conversion of the more than 60% of seniors who are still enrolled in traditional Medicare. We were able to purchase shares at a near 20% discount to the S&P 5001 earnings multiple, which we believe doesn't give the company enough credit for its competitive advantages and secular growth outlook. SAP is a global enterprise resource planning software company, specializing in customizable software for some of the largest enterprises across the globe. SAP is in the midst of transitioning customers to cloud computing and subscription-based payment models, which we believe could generate robust, long-term earnings growth despite short-term earnings volatility.

We continue to believe the Swiss franc is overvalued versus the U.S. dollar. As a result, we defensively hedged a portion of the Fund's exposure. Approximately 15% of the Swiss franc exposure was hedged at quarter end.

Geographically, we ended the quarter with 51% of the portfolio in the U.S., 45% in the U.K. and Europe, and 4% in Asia.

We thank you for your continued support.

See accompanying Disclosures and Endnotes on page 96.

Oakmark.com 21

Oakmark Global Select Fund  March 31, 2021 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 97.3%
FINANCIALS - 26.7%
BANKS - 17.8%
Lloyds Banking Group PLC (United Kingdom) (a)	182,534	$107,035
Bank of America Corp. (United States)	2,752	106,490
Citigroup, Inc. (United States)	1,070	77,821
		291,346
DIVERSIFIED FINANCIALS - 5.2%
Credit Suisse Group AG (Switzerland)	8,094	84,794
INSURANCE - 3.7%
American International Group, Inc. (United States)	1,314	60,711
		436,851
HEALTH CARE - 22.1%
HEALTH CARE EQUIPMENT & SERVICES - 14.6%
Humana, Inc. (United States)	205	85,946
HCA Healthcare, Inc. (United States)	438	82,531
Fresenius Medical Care AG & Co. KGaA (Germany)	942	69,271
		237,748
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.5%
Bayer AG (Germany)	1,257	79,516
Novartis AG (Switzerland)	507	43,327
		122,843
		360,591
CONSUMER DISCRETIONARY - 19.3%
AUTOMOBILES & COMPONENTS - 7.1%
Daimler AG (Germany)	1,304	116,234
CONSUMER SERVICES - 5.5%
Booking Holdings, Inc. (United States) (a)	24	56,988
Compass Group PLC (United Kingdom) (a)	1,646	33,168
		90,156
RETAILING - 4.8%
Prosus N.V. (Netherlands)	429	47,681
Alibaba Group Holding, Ltd. (China) (a)	550	15,562
Alibaba Group Holding, Ltd. ADR (China) (a) (b)	67	15,259
		78,502
CONSUMER DURABLES & APPAREL - 1.9%
Cie Financiere Richemont SA, Class A (Switzerland)	314	30,187
		315,079
COMMUNICATION SERVICES - 17.4%
MEDIA & ENTERTAINMENT - 17.4%
Alphabet, Inc., Class A (United States) (a)	82	168,473
Charter Communications, Inc., Class A (United States) (a)	133	82,064
NAVER Corp. (South Korea)	103	34,177
		284,714
	Shares	Value
REAL ESTATE - 5.0%
CBRE Group, Inc., Class A (United States) (a)	1,039	$82,195
INDUSTRIALS - 4.8%
CAPITAL GOODS - 4.8%
CNH Industrial N.V. (United Kingdom) (a)	5,062	78,326
INFORMATION TECHNOLOGY - 2.0%
SOFTWARE & SERVICES - 2.0%
SAP SE (Germany)	265	32,438
TOTAL COMMON STOCKS - 97.3% (COST $1,145,736)		1,590,194
	Par Value	Value
SHORT-TERM INVESTMENTS - 2.8%
REPURCHASE AGREEMENT - 2.8%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 03/31/21 due 04/01/21, repurchase price $44,996, collateralized by United States Treasury Note, 0.125% due 03/31/23, value plus accrued interest of $45,896 (Cost: $44,996)	$44,996	44,996
TOTAL SHORT-TERM INVESTMENTS - 2.8% (COST $44,996)		44,996
TOTAL INVESTMENTS - 100.1% (COST $1,190,732)		1,635,190
Foreign Currencies (Cost $0) - 0.0% (c)		0 (d)
Liabilities In Excess of Other Assets - (0.1)%		(902)
TOTAL NET ASSETS - 100.0%		$1,634,288

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Amount rounds to less than 0.1%.

(d)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

22 OAKMARK FUNDS

Oakmark Global Select Fund  March 31, 2021 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT (in thousands)

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 3/31/21	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	22,516	$25,520	06/16/21	$23,874	$1,646
				$23,874	$1,646

See accompanying Notes to Financial Statements.

Oakmark.com 23

Oakmark International Fund  March 31, 2021

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/21)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Fund (Investor Class)	9.01%	84.81%	3.81%	9.43%	6.88%	9.48%	09/30/92
MSCI World ex U.S. Index	4.04%	45.86%	6.34%	8.92%	5.21%	6.22%
MSCI EAFE Index[13]	3.48%	44.57%	6.02%	8.85%	5.52%	6.08%
Lipper International Fund Index[14]	4.78%	54.06%	7.69%	10.17%	6.13%	7.18%
Oakmark International Fund (Advisor Class)	9.07%	85.01%	3.93%	N/A	N/A	9.24%	11/30/16
Oakmark International Fund (Institutional Class)	9.09%	85.27%	4.02%	N/A	N/A	9.33%	11/30/16
Oakmark International Fund (Service Class)	9.01%	84.42%	3.57%	9.14%	6.54%	7.83%	11/04/99
Oakmark International Fund (R6 Class)	9.14%	—	—	N/A	N/A	10.07%	12/15/20

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Lloyds Banking Group PLC	4.7
Intesa Sanpaolo SPA	4.1
Daimler AG	4.0
Bayerische Motoren Werke AG	4.0
Glencore PLC	4.0
Bayer AG	3.9
BNP Paribas SA	3.8
Allianz SE	3.6
Credit Suisse Group AG	3.2
CNH Industrial N.V.	3.2
FUND STATISTICS
Ticker*	OAKIX
Number of Equity Holdings	65
Net Assets	$27.5 billion
Weighted Average Market Cap	$61.6 billion
Median Market Cap	$29.2 billion
Gross Expense Ratio - Investor Class (as of 12/15/20)*	1.06%
Net Expense Ratio - Investor Class (as of 12/15/20)*†	1.04%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2022, as per the Prospectus dated 12/15/2020.

SECTOR ALLOCATION	% of Net Assets
Financials	27.9
Consumer Discretionary	24.1
Industrials	10.8
Materials	9.2
Health Care	8.6
Communication Services	6.8
Information Technology	5.0
Consumer Staples	2.3
Energy	1.6
Short-Term Investments and Other	3.7
GEOGRAPHIC ALLOCATION
% of Equity
Europe	84.1
Germany*	25.3
United Kingdom	19.9
Switzerland	13.4
France*	10.5
Italy*	4.3
Sweden	3.9
Netherlands*	1.8
Spain*	1.4
Ireland*	1.4
Belgium*	1.3
Finland*	0.9
% of Equity
Asia	6.3
Japan	2.2
China	1.4
India	1.3
South Korea	1.0
Indonesia	0.4
North America	3.7
Canada	3.7
Australasia	2.6
Australia	2.6
Africa	2.4
South Africa	2.4
Latin America	0.9
Mexico	0.9

*  Euro currency countries comprise 46.9% of equity investments.
See accompanying Disclosures and Endnotes on page 96.

24 OAKMARK FUNDS

Oakmark International Fund  March 31, 2021

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund had a strong first quarter of absolute and relative performance, returning 9.0% versus its benchmark, the MSCI World ex U.S. Index12, which returned 4.0% for the same period. In addition, the Fund has returned an average of 9.5% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 6.2% per year over the same period.

Glencore, one of the world's largest mining firms, was a top contributor for the first quarter. In January, the Swiss-headquartered company announced it would sell its considerable stake in Mopani Copper Mines to the Zambian government for $1.5 billion. We view Mopani as a geographically difficult asset and believe this is an excellent outcome for Glencore. This is part of the company's larger efforts to reduce exposure to the long tail of less financially significant assets. In addition, we were pleased with Glencore's full-year results, disclosed in February, as earnings in both the industrials segment and the marketing segment exceeded our expectations by 10% and 4%, respectively. The industrials segment benefited from a recovery in commodities prices from Covid-19 lows, strict cost-control measures and higher production. In addition, the company's group adjusted earnings for the full-year period ($11.56 billion vs. $10.69 billion) came in ahead of consensus estimates. Balance sheet leverage at the end of the year was within management's target range, and Glencore proposed a $0.12 per share dividend, which surpassed analysts' estimates of $0.0625 per share. Following the release, we spoke with current CEO Ivan Glasenberg and his newly appointed replacement Gary Nagle. In our view, Nagle's focus on improving asset returns should lead to improved financial results over time. As a result, we remain optimistic that further value can be unlocked under Glencore's new leadership.

Credit Suisse was a top detractor for the first quarter, following a series of negative headlines in March. Early in the month, the Switzerland-based financial services firm lost ~$2 billion—$3 billion in market cap because a fund in its asset management division had exposure to the now-insolvent Greensill Capital. This market cap decline far surpassed Credit Suisse's direct exposure to Greensill and ignored the fact that a large portion of its clients' exposure was in cash, highly rated securities or insured investments. At the end of March, the company's share price dropped again when a New York-based hedge fund client, called Archegos, defaulted on its margin calls to Credit Suisse's prime brokerage business. As a result, Credit Suisse announced an expected charge of approximately CHF 4.4 billion and a first quarter 2021 pre-tax loss of approximately CHF 900 million. The company also provided updated profitability guidance that greatly exceeded analysts' estimates, although this news was largely overshadowed by the Archegos headlines. We are pleased with Credit Suisse's profitability improvements, excluding the charge, and we will continue to monitor the situation closely. We expect the company to make material changes to its risk management leadership in the wake of these events and we believe incoming Chairman António Horta-Osório will bring fresh perspective to Credit Suisse, given his impressive tenure as CEO of Lloyds Banking Group.

During the quarter, we sold our holding of G4S (U.K.), recently acquired by Allied Universal, in favor of other opportunities that we found more attractive. We also sold our Trip.com (China) position as its share price approached our estimate of intrinsic value. We initiated positions in SAP (Germany), a global enterprise resource planning software company that specializes in customizable software for some of the largest enterprises across the globe; Capgemini (France), a global IT services firm that provides technology, consulting, professional and outsourcing services; and Danone (France), a leader in the food processing industry that operates through divisions, such as fresh dairy products, waters, early life nutrition and medical nutrition.

We continue to believe the Swiss franc is overvalued versus the U.S. dollar. As a result, we defensively hedged a portion of the Fund's exposure. Approximately 13% of the Swiss franc exposure was hedged at quarter end.

Geographically, we ended the quarter with approximately 84% of our holdings in Europe and the U.K., 6% in Asia, and 3% in Australasia. The remaining positions are 2% in South Africa, 4% in North America (Canada) and 1% in Latin America (Mexico).

We thank you for your continued support.

See accompanying Disclosures and Endnotes on page 96.

Oakmark.com 25

Oakmark International Fund  March 31, 2021 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.1%
FINANCIALS - 27.9%
BANKS - 15.9%
Lloyds Banking Group PLC (United Kingdom) (a)	2,200,764	$1,290,500
Intesa Sanpaolo SPA (Italy) (a)	419,573	1,136,842
BNP Paribas SA (France) (a)	16,980	1,033,070
NatWest Group PLC (United Kingdom) (a)	175,234	474,096
Axis Bank, Ltd. (India) (a)	36,370	346,940
Bank Mandiri Persero Tbk PT (Indonesia)	245,282	103,854
		4,385,302
DIVERSIFIED FINANCIALS - 6.8%
Credit Suisse Group AG (Switzerland)	83,630	876,161
EXOR N.V. (Netherlands)	5,748	484,931
Schroders PLC (United Kingdom)	7,330	353,656
AMP, Ltd. (Australia)	170,767	164,078
Schroders PLC, Non-Voting (United Kingdom)	31	1,076
		1,879,902
INSURANCE - 5.2%
Allianz SE (Germany)	3,857	981,637
Prudential PLC (United Kingdom)	20,450	434,292
		1,415,929
		7,681,133
CONSUMER DISCRETIONARY - 24.1%
AUTOMOBILES & COMPONENTS - 13.1%
Daimler AG (Germany)	12,489	1,113,227
Bayerische Motoren Werke AG (Germany)	10,727	1,112,921
Continental AG (Germany)	5,417	715,974
Toyota Motor Corp. (Japan)	4,837	376,399
Valeo SA (France)	8,278	281,217
		3,599,738
RETAILING - 5.1%
Naspers, Ltd., N Shares (South Africa)	2,678	640,718
H & M Hennes & Mauritz AB, Class B (Sweden) (a)	18,009	405,721
Alibaba Group Holding, Ltd. ADR (China) (a) (b)	818	185,442
Alibaba Group Holding, Ltd. (China) (a)	6,512	184,286
		1,416,167
CONSUMER SERVICES - 3.7%
Accor SA (France) (a) (c)	15,083	568,841
Compass Group PLC (United Kingdom) (a)	13,079	263,521
Restaurant Brands International, Inc. (Canada)	2,887	187,627
		1,019,989
CONSUMER DURABLES & APPAREL - 2.2%
The Swatch Group AG, Bearer Shares (Switzerland)	801	230,542
Cie Financiere Richemont SA, Class A (Switzerland)	2,395	229,955
EssilorLuxottica SA (France)	880	143,334
		603,831
		6,639,725
	Shares	Value
INDUSTRIALS - 10.8%
CAPITAL GOODS - 8.5%
CNH Industrial N.V. (United Kingdom) (a) (c)	56,226	$870,024
Volvo AB, Class B (Sweden) (a) (d)	12,998	328,761
SKF AB, Class B (Sweden)	10,572	300,449
Komatsu, Ltd. (Japan)	7,028	217,022
Ashtead Group PLC (United Kingdom)	3,121	186,190
Smiths Group PLC (United Kingdom)	8,059	170,818
Rolls-Royce Holdings PLC (United Kingdom) (a)	110,695	160,693
Bunzl PLC (United Kingdom)	3,198	102,419
		2,336,376
TRANSPORTATION - 1.3%
Ryanair Holdings PLC ADR (Ireland) (a) (b) (c)	3,059	351,780
Ryanair Holdings PLC (Ireland) (a) (c)	1,147	22,262
		374,042
COMMERCIAL & PROFESSIONAL SERVICES - 1.0%
Brambles, Ltd. (Australia)	27,851	223,810
Bureau Veritas SA (France) (a)	1,496	42,588
		266,398
		2,976,816
MATERIALS - 9.2%
Glencore PLC (Switzerland) (a)	277,494	1,087,406
thyssenkrupp AG (Germany) (a) (c)	41,450	553,408
LafargeHolcim, Ltd. (Switzerland)	6,131	360,288
Orica, Ltd. (Australia) (c)	27,194	288,141
UPM-Kymmene OYJ (Finland)	6,521	234,222
		2,523,465
HEALTH CARE - 8.6%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 6.6%
Bayer AG (Germany)	16,869	1,067,482
Novartis AG (Switzerland)	5,040	430,688
Roche Holding AG (Switzerland)	997	322,078
		1,820,248
HEALTH CARE EQUIPMENT & SERVICES - 2.0%
Fresenius Medical Care AG & Co. KGaA (Germany)	7,566	556,507
		2,376,755
COMMUNICATION SERVICES - 6.8%
MEDIA & ENTERTAINMENT - 4.8%
WPP PLC (United Kingdom)	33,154	420,766
Publicis Groupe SA (France) (c)	6,761	412,601
NAVER Corp. (South Korea)	764	254,414
Grupo Televisa SAB ADR (Mexico) (a) (b)	26,974	238,994
		1,326,775

See accompanying Notes to Financial Statements.

26 OAKMARK FUNDS

Oakmark International Fund  March 31, 2021 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 96.1% (continued)
TELECOMMUNICATION SERVICES - 2.0%
Liberty Global PLC, Class A (United Kingdom) (a)	18,654	$478,661
Liberty Global PLC, Class C (United Kingdom) (a)	3,145	80,319
		558,980
		1,885,755
INFORMATION TECHNOLOGY - 5.0%
SOFTWARE & SERVICES - 5.0%
Amadeus IT Group SA (Spain) (a)	5,316	376,400
SAP SE (Germany)	3,055	374,058
Open Text Corp. (Canada)	7,742	369,123
Capgemini SE (France)	1,460	248,466
		1,368,047
TECHNOLOGY HARDWARE & EQUIPMENT - 0.0% (e)
Samsung Electronics Co., Ltd. (South Korea)	152	10,907
		1,378,954
CONSUMER STAPLES - 2.1%
FOOD, BEVERAGE & TOBACCO - 1.5%
Anheuser-Busch InBev SA/NV (Belgium)	5,433	342,431
Danone SA (France)	797	54,704
		397,135
HOUSEHOLD & PERSONAL PRODUCTS - 0.6%
Henkel AG & Co. KGaA (Germany)	1,764	174,687
		571,822
ENERGY - 1.6%
Cenovus Energy, Inc. (Canada) (c)	57,382	431,037
TOTAL COMMON STOCKS - 96.1% (COST $22,747,111)		26,465,462
PREFERRED STOCKS - 0.2%
CONSUMER STAPLES - 0.2%
HOUSEHOLD & PERSONAL PRODUCTS - 0.2%
Henkel AG & Co. KGaA (Germany)	477	53,644
TOTAL PREFERRED STOCKS - 0.2% (COST $47,881)		53,644
	Par Value	Value
SHORT-TERM INVESTMENTS - 3.0%
REPURCHASE AGREEMENT - 1.6%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 03/31/21 due 04/01/21, repurchase price $428,880, collateralized by United States Treasury Note, 0.125% due 03/31/23, value plus accrued interest of $437,457 (Cost: $428,880)	$428,880	428,880
	Par Value	Value
COMMERCIAL PAPER - 1.4%
American Honda Finance Corp., 0.19% - 0.25%, due 04/19/21 - 05/10/21 (f)	$162,067	$162,047
Walgreens Boots, 144A, 0.20% - 0.25%, due 04/16/21 - 05/12/21 (f) (g)	137,500	137,481
Kellogg Co., 144A, 0.10% - 0.13%, due 04/01/21 - 04/16/21 (f) (g)	91,000	90,997
TOTAL COMMERCIAL PAPER - 1.4% (COST $390,523)		390,525
TOTAL SHORT-TERM INVESTMENTS - 3.0% (COST $819,403)		819,405
TOTAL INVESTMENTS - 99.3% (COST $23,614,395)		27,338,511
Foreign Currencies (Cost $7,251) - 0.0% (e)		7,240
Other Assets In Excess of Liabilities - 0.7%		179,029
TOTAL NET ASSETS - 100.0%		$27,524,780

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(d)  A portion of the security out on loan.

(e)  Amount rounds to less than 0.1%.

(f)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(g)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

See accompanying Notes to Financial Statements.

Oakmark.com 27

Oakmark International Fund  March 31, 2021 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT (in thousands)

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 3/31/21	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	291,027	$329,846	06/16/21	$308,575	$21,271
				$308,575	$21,271

SCHEDULE OF TRANSACTIONS WITH AFFILIATED ISSUERS

Purchase and sale transactions and dividend and interest income earned during the period on these securities are set forth below (in thousands). The industry, country, or geographic region for each of the below affiliates can be found in the Schedule of Investments.

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized	Dividend Income	Value September 30, 2020	Value March 31, 2021	Percent of Net Assets
Accor SA	15,083	$19,439	$82,873	$(24,539)	$186,887	$0	$469,927	$568,841	2.1%
CNH Industrial N.V. (a)	56,226	0	497,272	28,214	578,572	0	760,509	870,024	3.2%
Cenovus Energy, Inc. (a)	57,382	81,013	178,148	(53,802)	323,612	813	258,362	431,037	1.6%
G4S PLC (a)	0	0	392,316	33,033	58,587	0	300,695	0	0.0%
Orica, Ltd.	27,194	23,829	933	203	(10,088)	3,015	275,131	288,141	1.0%
Publicis Groupe SA (a)	6,761	0	344,512	(120,012)	423,215	0	453,911	412,601	1.5%
Ryanair Holdings PLC ADR (a)	3,059	32,797	222,507	17,098	119,537	0	404,855	351,780	1.3%
Ryanair Holdings PLC (a)	1,147	0	0	0	6,912	0	15,350	22,262	0.1%
thyssenkrupp AG	41,450	761	27,505	(32,688)	391,418	0	221,422	553,408	2.0%
TOTAL	208,302	$157,839	$1,746,066	$(152,493)	$2,078,652	$3,828	$3,160,162	$3,498,094	12.8%

(a)  Due to transactions during the year ended March 31, 2021, the company is no longer an affiliate.

See accompanying Notes to Financial Statements.

28 OAKMARK FUNDS

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Oakmark.com 29

Oakmark International Small Cap Fund  March 31, 2021

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 03/31/11 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/21)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Small Cap Fund (Investor Class)	11.54%	89.83%	6.84%	9.82%	6.15%	9.29%	11/01/95
MSCI World ex U.S. Small Cap Index	4.88%	65.17%	6.89%	10.55%	7.14%	N/A
MSCI World ex U.S. Index[12]	4.04%	45.86%	6.34%	8.92%	5.21%	5.55%
Lipper International Small Cap Fund Index[16]	3.76%	70.44%	7.47%	10.85%	7.94%	N/A
Oakmark International Small Cap Fund (Advisor Class)	11.53%	90.15%	6.95%	N/A	N/A	10.46%	11/30/16
Oakmark International Small Cap Fund (Institutional Class)	11.57%	90.35%	7.05%	N/A	N/A	10.56%	11/30/16
Oakmark International Small Cap Fund (Service Class)	11.41%	89.16%	6.54%	9.49%	5.84%	9.31%	01/08/01
Oakmark International Small Cap Fund (R6 Class)	11.57%	—	—	N/A	N/A	12.91%	12/15/20

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Konecranes OYJ	4.0
Julius Baer Group, Ltd.	3.6
Duerr AG	3.3
Atea ASA	3.2
Software AG	3.1
Azimut Holding SpA	3.1
Travis Perkins PLC	3.1
BNK Financial Group, Inc.	3.0
ISS A/S	3.0
Kimberly-Clark de Mexico SAB de CV, Class A	2.7
FUND STATISTICS
Ticker*	OAKEX
Number of Equity Holdings	55
Net Assets	$1.5 billion
Weighted Average Market Cap	$4.5 billion
Median Market Cap	$3.5 billion
Gross Expense Ratio - Investor Class (as of 12/15/20)*	1.39%
Net Expense Ratio - Investor Class (as of 12/15/20)*†	1.37%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2022, as per the Prospectus dated 12/15/2020.

SECTOR ALLOCATION	% of Net Assets
Industrials	34.7
Financials	19.6
Information Technology	9.7
Consumer Discretionary	8.5
Communication Services	7.5
Materials	5.3
Health Care	5.1
Consumer Staples	3.5
Real Estate	2.2
Short-Term Investments and Other	3.9
GEOGRAPHIC ALLOCATION
% of Equity
Europe	70.1
United Kingdom	23.5
Switzerland	9.8
Germany*	6.7
Italy*	6.4
Finland*	6.4
Sweden	4.6
Norway	3.3
Denmark	3.2
Spain*	2.4
Portugal*	1.7
Netherlands*	1.3
Belgium*	0.8
% of Equity
Asia	11.5
South Korea	4.9
Japan	3.2
China	1.9
Indonesia	1.5
Australasia	7.5
Australia	7.5
Latin America	6.4
Mexico	6.4
North America	4.5
Canada	4.5

*  Euro currency countries comprise 25.7% of equity investments.

See accompanying Disclosures and Endnotes on page 96.

30 OAKMARK FUNDS

Oakmark International Small Cap Fund  March 31, 2021

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

Justin D. Hance, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund returned 11.5% for the quarter ending March 31, outperforming the MSCI World ex U.S. Small Cap Index,15 which returned 4.9% for the same period. Since its November 1995 inception, the Fund has returned an average of 9.3% per year.

During the first quarter, markets reacted positively to news of worldwide vaccine rollouts and signs of economic recovery. In our view, the Fund is well positioned to benefit from global economic growth and we have been pleased to see better than expected earnings for many of our holdings. Our bottom-up stock selection process has generated a portfolio tilted toward cyclical sectors, so as demand improves and supply chains evolve, we believe many of our companies will enjoy increases in earnings and free cash flow. This is particularly true for names within the industrials sector, where the Fund has significant exposure.

Finnish engineering firm Konecranes, which specializes in overhead lifting equipment, was a top contributor to the Fund's returns in the first quarter. In February, investors responded favorably to Konecranes' fourth-quarter earnings report and guidance for 2021. During the fourth quarter, the company's sales and adjusted earnings exceeded consensus estimates by over 10%, primarily driven by outperformance in the industrial equipment business. This segment's significantly increased profitability indicates that management's efforts to structurally improve the segment are beginning to pay off. The stronger profitability was driven by cost-cutting efforts (factory closures and efficiency measures), successful new product platforms and an increased focus on the process crane business. Konecranes' service division, its highest quality segment, also delivered a record EBITA17 margin in the fourth quarter that surpassed our forecasts. In its earnings release, Konecranes pointed to signs of increased demand and it expects net sales to increase year-over-year in 2021 with improving EBITA margins. We believe the company remains an attractive investment positioned for long-term growth and profitability.

Applus Services, another industrial name, was a top detractor from the Fund's first-quarter returns. The Spanish-headquartered company provides testing, inspection and certification services through four divisions: energy & industry, laboratories, automotive, and IDIADA (design, testing, engineering and homologation services for the global automotive industry). Applus' business has been hurt by Covid-19-related restrictions in Europe and by low commodity prices in the oil and gas industry. In addition, the company is navigating the renewal of several key contracts within its automotive and IDIADA businesses. This operational uncertainty was another weight on the company's share price in the first quarter. Long aware of these upcoming contract renewals, we have regularly spoken with Applus management over the past year to discuss possible risks. We continue to believe the company's incumbency and industry leadership position make it very likely these contracts will be renewed on favorable terms. In addition, the company's recent difficulties should turn around as Europe emerges from lockdowns and revenues recover to pre-Covid-19 levels. We continue to view Applus as a high-quality business with an attractive risk-return profile.

We exited four positions during the first quarter due to stock price appreciation. The most notable sale was Canadian software and services technology firm BlackBerry, which contributed just over 1% to the Fund's return during the period. As discussed in last quarter's letter (https://oakmark.com/news-insights/oakmark-international-small-cap-fund-fourth-quarter-2020/), BlackBerry's stock price increased after the company's announcement of a multi-year partnership with Amazon to develop and market IVY, an intelligent vehicle data software platform. Expected to launch in 2023, the product will enable auto manufacturers to securely collect standardized data from vehicle sensors via the cloud. In addition to the IVY-related movement, BlackBerry's share price rose markedly in January when the company was targeted by Reddit users as an attractive buying opportunity. In the 10 trading days between January 14 and January 27, BlackBerry stock appreciated nearly 300%, pushing the share price well beyond our estimate of its intrinsic value and leading us to exit the position in favor of investment opportunities with more upside potential. BlackBerry's share price peaked north of C$30 per share in late January, but closed the quarter at C$10.54 per share, which was similar to its trading level before the Reddit-driven run-up. In addition to BlackBerry, we completed full sales of Hirose Electric (Japanese electronic parts supplier), Nordic Entertainment (Swedish-headquartered media group) and Tower Bersama (Indonesian telecommunication tower provider). No new names were added to the portfolio during the quarter.

Geographically, we ended the quarter with approximately 70% of our holdings in Europe and the U.K., 12% in Asia, and 7% in Australasia. The remaining positions are in the Americas with 6% in Latin America (Mexico) and 5% in North America (Canada). We believe the Swiss franc remains overvalued versus the U.S. dollar, and we ended March with hedges on 14% of the Fund's franc exposure.

We are grateful for your support during this turbulent year. Our approach during this time did not change and we will continue to adjust the portfolio by adding to names on weakness and trimming those nearing our estimates of intrinsic value. Despite recent outperformance, we are excited about the Fund's position for the future.

See accompanying Disclosures and Endnotes on page 96.

Oakmark.com 31

Oakmark International Small Cap Fund  March 31, 2021 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.1%
INDUSTRIALS - 34.7%
CAPITAL GOODS - 17.1%
Konecranes OYJ (Finland)	1,371	$61,074
Duerr AG (Germany)	1,207	50,249
Travis Perkins PLC (United Kingdom) (a)	2,206	46,875
Sulzer AG (Switzerland)	304	34,176
Metso Outotec Oyj (Finland)	2,967	33,072
Howden Joinery Group PLC (United Kingdom) (a)	1,266	12,790
Morgan Advanced Materials PLC (United Kingdom)	2,449	10,516
dormakaba Holding AG (Switzerland)	15	9,903
Bucher Industries AG (Switzerland)	7	3,363
		262,018
COMMERCIAL & PROFESSIONAL SERVICES - 16.0%
ISS A/S (Denmark) (a)	2,438	45,441
Applus Services SA (Spain) (a)	3,474	35,971
Loomis AB (Sweden)	1,085	33,000
Pagegroup PLC (United Kingdom) (a)	3,931	25,470
Mitie Group PLC (United Kingdom) (a)	28,942	25,097
SThree PLC (United Kingdom) (a)	4,137	21,958
Babcock International Group PLC (United Kingdom) (a)	6,275	19,774
Randstad N.V. (Netherlands) (b)	278	19,567
Hays PLC (United Kingdom) (a)	8,723	17,977
		244,255
TRANSPORTATION - 1.6%
Controladora Vuela Cia de Aviacion SAB de CV ADR (Mexico) (a) (c)	1,632	23,272
DSV PANALPINA A/S (Denmark)	6	1,271
		24,543
		530,816
FINANCIALS - 19.6%
DIVERSIFIED FINANCIALS - 14.8%
Julius Baer Group, Ltd. (Switzerland) (a)	863	55,175
Azimut Holding SpA (Italy)	2,061	46,972
Element Fleet Management Corp. (Canada)	3,242	35,469
St James's Place PLC (United Kingdom)	1,983	34,823
EFG International AG (Switzerland)	3,698	28,329
Standard Life Aberdeen PLC (United Kingdom)	6,410	25,618
		226,386
BANKS - 4.8%
BNK Financial Group, Inc. (South Korea)	7,637	45,820
DGB Financial Group, Inc. (South Korea)	3,547	26,449
		72,269
		298,655
	Shares	Value
INFORMATION TECHNOLOGY - 9.7%
SOFTWARE & SERVICES - 9.7%
Atea ASA (Norway) (a)	2,863	$48,675
Software AG (Germany)	1,134	47,807
TIS, Inc. (Japan)	848	20,236
Equiniti Group PLC (United Kingdom) (a)	9,736	17,340
Link Administration Holdings, Ltd. (Australia)	3,770	14,691
		148,749
CONSUMER DISCRETIONARY - 8.5%
AUTOMOBILES & COMPONENTS - 3.9%
Pirelli & C SpA (Italy) (a)	6,112	35,851
Autoliv, Inc. (Sweden)	233	21,613
Dometic Group AB (Sweden) (a)	143	2,078
		59,542
CONSUMER SERVICES - 2.6%
Wynn Macau, Ltd. (China) (a)	14,149	27,519
Autogrill SpA (Italy) (a)	1,405	11,614
		39,133
CONSUMER DURABLES & APPAREL - 2.0%
Gildan Activewear, Inc. (Canada)	1,029	31,491
		130,166
COMMUNICATION SERVICES - 7.5%
MEDIA & ENTERTAINMENT - 4.5%
Megacable Holdings SAB de CV (Mexico)	8,164	29,252
oOh!media, Ltd. (Australia) (a)	18,845	24,906
Hakuhodo DY Holdings, Inc. (Japan)	845	14,072
		68,230
TELECOMMUNICATION SERVICES - 3.0%
NOS SGPS SA (Portugal)	6,695	24,370
Sarana Menara Nusantara Tbk PT (Indonesia)	290,664	22,012
		46,382
		114,612
MATERIALS - 5.3%
Incitec Pivot, Ltd. (Australia) (a)	18,265	40,372
DS Smith PLC (United Kingdom) (a)	5,104	28,687
Titan Cement International SA (Belgium) (a)	606	11,224
		80,283
HEALTH CARE - 5.1%
HEALTH CARE EQUIPMENT & SERVICES - 5.1%
ConvaTec Group PLC (United Kingdom)	13,722	37,097
Healius, Ltd. (Australia)	6,089	18,870
Ansell, Ltd. (Australia)	376	11,210
Elekta AB, Class B (Sweden)	823	10,675
		77,852

See accompanying Notes to Financial Statements.

32 OAKMARK FUNDS

Oakmark International Small Cap Fund  March 31, 2021 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 96.1% (continued)
CONSUMER STAPLES - 3.5%
HOUSEHOLD & PERSONAL PRODUCTS - 2.7%
Kimberly-Clark de Mexico SAB de CV, Class A (Mexico)	23,961	$40,947
FOOD & STAPLES RETAILING - 0.8%
Sugi Holdings Co., Ltd. (Japan)	162	12,823
		53,770
REAL ESTATE - 2.2%
LSL Property Services PLC (United Kingdom) (a)	5,072	21,325
IWG PLC (Switzerland) (a)	2,732	12,830
		34,155
TOTAL COMMON STOCKS - 96.1% (COST $1,207,825)		1,469,058
	Par Value	Value
SHORT-TERM INVESTMENT - 3.3%
REPURCHASE AGREEMENT - 3.3%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 03/31/21 due 04/01/21, repurchase price $50,045, collateralized by United States Treasury Note, 0.125% due 03/31/23, value plus accrued interest of $51,046 (Cost: $50,045)	$50,045	50,045
TOTAL SHORT-TERM INVESTMENTS - 3.3% (COST $50,045)		50,045
TOTAL INVESTMENTS - 99.4% (COST $1,257,870)		1,519,103
Foreign Currencies (Cost $31) - 0.0% (d)		31
Other Assets In Excess of Liabilities - 0.6%		8,554
TOTAL NET ASSETS - 100.0%		$1,527,688

(a)  Non-income producing security

(b)  A portion of the security out on loan.

(c)  Sponsored American Depositary Receipt

(d)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

Oakmark.com 33

Oakmark International Small Cap Fund  March 31, 2021 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT (in thousands)

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 3/31/21	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	16,833	$19,078	06/16/21	$17,848	$1,230
				$17,848	$1,230

See accompanying Notes to Financial Statements.

34 OAKMARK FUNDS

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Oakmark.com 35

Oakmark Equity and Income Fund  March 31, 2021

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/21)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Equity and Income Fund (Investor Class)	10.25%	53.68%	10.03%	10.56%	8.26%	10.16%	11/01/95
Lipper Balanced Fund Index	5.39%	37.31%	11.23%	10.47%	8.44%	7.41%
S&P 500 Index	6.18%	56.35%	16.78%	16.29%	13.91%	9.90%
Barclays U.S. Govt./Credit Index	-4.28%	0.86%	4.99%	3.36%	3.70%	5.10%
Oakmark Equity and Income Fund (Advisor Class)	10.29%	53.85%	10.17%	N/A	N/A	10.35%	11/30/16
Oakmark Equity and Income Fund (Institutional Class)	10.32%	54.00%	10.24%	N/A	N/A	10.40%	11/30/16
Oakmark Equity and Income Fund (Service Class)	10.19%	53.32%	9.76%	10.28%	7.95%	8.72%	07/12/00
Oakmark Equity and Income Fund (R6 Class)	10.32%	—	—	N/A	N/A	11.67%	12/15/20

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Bank of America Corp.	5.1
Alphabet, Inc., Class A	5.0
General Motors Co.	4.2
CVS Health Corp.	3.4
TE Connectivity, Ltd.	3.4
Philip Morris International, Inc.	2.7
Ally Financial, Inc.	2.5
Citigroup, Inc.	2.4
Charter Communications, Inc., Class A	2.3
Lear Corp.	2.1
FUND STATISTICS
Ticker*	OAKBX
Number of Equity Holdings	46
Net Assets	$7.8 billion
Weighted Average Market Cap	$196.5 billion
Median Market Cap	$43.6 billion
Gross Expense Ratio - Investor Class (as of 12/15/20)*	0.86%
Net Expense Ratio - Investor Class (as of 12/15/20)*†	0.84%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2022, as per the Prospectus dated 12/15/2020.

SECTOR ALLOCATION	% of Net Assets
Equity Investments
Financials	13.4
Consumer Discretionary	11.1
Health Care	9.7
Communication Services	9.3
Consumer Staples	6.7
Industrials	6.2
Information Technology	5.7
Energy	2.9
Materials	2.3
Real Estate	1.3
Total Equity Investments	68.6
Preferred Stocks	0.3
Fixed Income Investments
Corporate Bonds	17.6
Government and Agency Securities	6.8
Bank Loans	1.0
Total Fixed Income Investments	25.4
Short-Term Investments and Other	5.7

See accompanying Disclosures and Endnotes on page 96.

36 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2021

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Adam D. Abbas

Portfolio Manager

oakbx@oakmark.com

A Truly Extraordinary 12 Months

Perhaps readers do not wish to be reminded, but one year ago in this report, we were recounting the effects of the new pandemic on society, the economy and the securities markets. Forgive us for quoting a previous report extensively, but it seems appropriate at this moment to dramatize how the investment context has changed. One year ago (https://oakmark.com/news-insights/oakmark-equity-and-income-fund-first-quarter-2020/), we wrote:

"Fastest decline into a bear market ever. Shortest time spent in a bear market ever. Eight consecutive days when the market either rose or fell by over 4%. Largest one-day stock market gain since 1933. Second-largest one-day drop ever. A collapse in the price of oil. Remarkable individual stock volatility. Growth outperforms value by a near-record amount. Small- and mid-cap issues suffer major price declines, far in excess of large caps. The U.S. registers the largest number of weekly unemployment claims ever by a factor of more than three times. The Federal Reserve reduces the Fed funds rate to 0%. Congress passes an economic stimulus package of more than $2 trillion. We are truly living and investing in an extraordinary time.

History teaches us that it takes time for the market to stabilize and regain its footing after such an amazing disruption. We believe that our proper course of action in such a time is to attempt to seize moments of extreme price dislocation and to improve the Fund's tax position for our taxable clients. To that end, we have been fairly active. Market turmoil has affected the Fund's asset allocation, and we are working to realign the portfolio appropriately. Our most important advice to clients at this tumultuous time is to take the same action we are—rebalance. If two months ago your asset allocation was appropriate for your circumstances, you probably need to act to return to that allocation."

All time periods are unique by definition, and the 12 months following this report certainly qualify. The pandemic proved far more lethal and contagious than any other viral outbreak in the past 100 years, and the consequent limitations on activity crushed some economic sectors while enhancing others. Some of these favorable outcomes were completely unexpected even by knowledgeable industry insiders. Taking an example from the Equity and Income Fund portfolio, one year ago we purchased shares of Thor, a manufacturer of towable trailers and motorized recreational vehicles. We had previously owned shares in the company, admired the management team and perceived Thor's industry competitive dynamics to be favorable. The company's share price declined significantly in the first quarter of 2020, and we merely thought that we were being offered a bargain price for a good company. What we did not foresee was that families would gravitate to recreational vehicles as a method of vacationing safely during the pandemic. Thor's business began to boom during the summer of 2020 and this has helped the share price nearly to triple from our acquisition price.

Growth outperforming value was another story that we described often last year. Through October, growth stocks trounced value names partly because investors believed that technology companies would benefit from the pandemic. But interest rates may have been the most important factor to growth's success. When it became clear that the pandemic was depressing economic activity, the Federal Reserve's response was to drive short-term interest rates nearly to zero. This benefited the shares of companies that show little or no profitability in the present but that grow rapidly. That's because when these companies are discounted due to low interest rates, their future earnings become more valuable. This narrative began to shift late last year as price inflation became more evident in the economy, helping to push the yield on the benchmark 10-year U.S. Treasury from a low of 0.5% to a recent high around 1.75%. The Fed has continued to suppress short rates, but higher long-term yields have helped relative performance in equities to shift.

This rotation in favor of value can be seen across the equities in the Fund. As of March 31, 2020, 19 of the Fund's 41 holdings showed losses since their purchase. Compare that to March 31 of this year, when only one very recent purchase shows even a small loss. In fact, since March 2020, 10 of the Fund's equity holdings have more than doubled in price and this group ranges from previously mentioned Thor to a financial company (Ally Financial), a hospital chain (HCA Healthcare) and a company supposedly disrupted by technological change (General Motors). We welcome this development in the investing environment and have begun to reposition the portfolio given the new opportunity set. In the section quoted above from last year's report, we advised rebalancing to return to one's desired asset allocation. Circumstances are far different today, but our advice once again is to review one's positioning and rebalance, if needed.

Quarter Review

The Equity and Income Fund gained 10.3% in the quarter, which contrasts to a 5.4% return for the Lipper Balanced Fund Index,18 the Fund's performance benchmark. For the fiscal six months, the Fund showed a gain of 28.0% compared to 15.5% for the Lipper Index. Since inception in 1995, the Fund's compound annual rate of return is 10.2%, while the corresponding return to the Lipper Index is 7.4%. One factor that contributed to the Fund's relative performance in the quarter was the short duration of the fixed income allocation. We have argued for several years that longer term bonds had become biased toward risk rather than return. At least in the recent quarter that assertion proved prophetic as the benchmark 10-year U.S. Treasury lost roughly 7%.

See accompanying Disclosures and Endnotes on page 96.

Oakmark.com 37

Oakmark Equity and Income Fund  March 31, 2021

Portfolio Manager Commentary (continued)

The largest contributors to portfolio return in the quarter were General Motors (GM), Bank of America, Alphabet, Ally and BorgWarner. Interestingly, GM, Bank of America and Ally were all on the largest detractor list for the quarter one year ago. Charter Communications led the detractors' list, followed by Nestlé, Arconic, Mastercard, and Gaming and Leisure Properties. For the first six months of the Fund's fiscal year, the contributors' list was almost the same: GM, Bank of America, Alphabet, Ally and Howmet Aerospace. Only three companies detracted: Nestlé, Regeneron Pharmaceuticals and new purchase Salesforce. One year ago in this report, we noted that the pandemic had convinced investors to flee financial company stocks. We suggested that financials entered the pandemic in far better shape than the 2008 financial crisis and that—combined with the extraordinary support that governments worldwide were throwing at the economy—financial company shares were undervalued. In the past six months, the financials sector has been the second-best performer in the S&P 500 Index1 and the top contributing sector for the Equity and Income Fund. Were interest rates to increase materially, we believe that this industry could continue to perform well.

Transaction Activity

We were active in the quarter and initiated four new holdings, but our selling was limited to cutting back positions that approached their sell targets (i.e., no complete eliminations). In the first section of this report, we discussed the market's rotation toward value stocks. This rotation has produced opportunities in market sectors previously unrepresented in the portfolio. Proceeding alphabetically, we purchased shares of Facebook, the company that controls two of the world's most dominant social networking platforms, Facebook and Instagram. Facebook's unprecedented global reach and ad-targeting capabilities have made these platforms some of the most sought after and effective advertising platforms ever created. We believe that the long-term outlook for digital advertising remains bright, and we expect Facebook's advertising market share to increase. Excluding its large net cash balance, the company is trading at a modest discount to the S&P 500, based on next year's consensus earnings forecast, even though those estimates include little to no contribution from valuable assets like WhatsApp and AR/VR (augmented reality/virtual reality), which Facebook has yet to monetize meaningfully. We believe this is an attractive valuation for a company that is projected to grow its revenue in the double digits for the foreseeable future and we think that Facebook's operating margin potential is substantially higher than what the company is likely to report in the coming years.

Our second new purchase was Fiserv. Following its transformative acquisition of First Data Corporation in 2019, Fiserv is now a top provider of digital banking solutions, core account processing software and merchant acquiring services in the U.S. The company's mission-critical software and services generate recurring revenue and are tied to strong secular growth trends within both digital payments and banking. We expect Fiserv's revenue to grow in the mid- to high-single-digits over the coming years and that the company will enjoy significant margin expansion as it realizes the cost synergies from the First Data acquisition. In our estimate, this would produce near-term earnings per share growth of over 20%. Furthermore, with its significant free cash flow generation and excess debt capacity, the company should be able to return something like 35% of its market capitalization through dividends and share repurchases over the next five years, in our view. We believe the risk-adjusted return potential is attractive for this well-managed, above-average business that's trading for a market multiple on our estimate of normal earnings.

The third new purchase was Humana, the industry leader and near pure play in the fastest growing sector of managed care, Medicare Advantage. Each year, more seniors choose Medicare Advantage over traditional Medicare due to the compelling combination of lower costs and expanded benefits. Humana's scale advantages and focus on senior care allow the company to make targeted investments in its members' health, resulting in fewer unnecessary hospitalizations and lower chronic care costs. Much of these savings are then reinvested in the health plan, resulting in a continuously improving customer value proposition. The company's brand also resonates well in the marketplace and has helped drive double-digit annual membership growth over the past decade—well above the rest of the industry. Further, we believe Humana has a long runway ahead as it benefits from an aging population and continued conversion of the approximately 60% of seniors who are still enrolled in traditional Medicare. Yet Humana's shares are currently trading at a nearly 20% discount to the S&P 500 earnings multiple, which we believe doesn't give the company enough credit for its durable competitive advantages and strong secular growth outlook.

Salesforce was the final new portfolio addition. The company is executing a tried-and-true strategy in the software space of buying young, best-of-breed software companies and then driving these products into their massive installed base. Companies like Tableau, ExactTarget and Mulesoft have considerably more reach in the hands of Salesforce than they could have achieved as standalone companies. However, when Salesforce announced a deal to buy Slack Technologies, the market reduced Salesforce's pre-announcement market capitalization by roughly $40 billion, effectively offering investors the opportunity to get Slack for free. We believe management should be given the benefit of the doubt. Slack has the potential to be a game-changing technology with a huge addressable market, and management's track record on acquisitions has been superb. We estimate that the company's shares now trade at a material discount to industry peer Microsoft, despite showing nearly twice the growth, giving investors the chance to own a top-tier software company at a bottom-tier multiple.

We thank our shareholders for investing alongside us in the Equity and Income Fund and wish you good health and safety.

See accompanying Disclosures and Endnotes on page 96.

38 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2021 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 68.6%
FINANCIALS - 13.4%
BANKS - 7.5%
Bank of America Corp.	10,240	$396,201
Citigroup, Inc.	2,530	184,031
		580,232
DIVERSIFIED FINANCIALS - 3.3%
Ally Financial, Inc.	4,364	197,283
State Street Corp.	653	54,875
		252,158
INSURANCE - 2.6%
Reinsurance Group of America, Inc.	1,087	136,979
American International Group, Inc.	1,460	67,448
		204,427
		1,036,817
CONSUMER DISCRETIONARY - 11.1%
AUTOMOBILES & COMPONENTS - 9.8%
General Motors Co.	5,671	325,861
Lear Corp.	915	165,850
BorgWarner, Inc.	3,407	157,953
Thor Industries, Inc.	808	108,833
		758,497
CONSUMER SERVICES - 0.8%
Booking Holdings, Inc. (a)	27	62,766
CONSUMER DURABLES & APPAREL - 0.5%
Carter's, Inc.	471	41,922
		863,185
HEALTH CARE - 9.7%
HEALTH CARE EQUIPMENT & SERVICES - 7.9%
CVS Health Corp.	3,540	266,288
HCA Healthcare, Inc.	691	130,067
LivaNova PLC (a)	1,280	94,375
UnitedHealth Group, Inc.	116	43,160
Humana, Inc.	100	42,051
Zimmer Biomet Holdings, Inc.	236	37,763
		613,704
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.8%
Agilent Technologies, Inc.	612	77,848
Regeneron Pharmaceuticals, Inc. (a)	122	57,628
		135,476
		749,180
COMMUNICATION SERVICES - 9.3%
MEDIA & ENTERTAINMENT - 9.3%
Alphabet, Inc., Class A (a)	187	384,866
Charter Communications, Inc., Class A (a)	290	178,813
Comcast Corp., Class A	1,760	95,239
Facebook, Inc., Class A (a)	213	62,735
		721,653
	Shares	Value
CONSUMER STAPLES - 6.7%
FOOD, BEVERAGE & TOBACCO - 6.7%
Philip Morris International, Inc.	2,388	$211,893
Keurig Dr Pepper, Inc.	3,092	106,258
Nestlé SA (b)	723	80,622
Constellation Brands, Inc., Class A	280	63,909
Diageo PLC (b)	367	60,298
		522,980
INDUSTRIALS - 6.2%
CAPITAL GOODS - 6.2%
Howmet Aerospace, Inc.	5,017	161,184
Carlisle Cos., Inc.	773	127,171
Johnson Controls International PLC	1,703	101,642
General Dynamics Corp.	518	93,993
		483,990
INFORMATION TECHNOLOGY - 5.7%
TECHNOLOGY HARDWARE & EQUIPMENT - 3.4%
TE Connectivity, Ltd.	2,053	265,102
SOFTWARE & SERVICES - 2.3%
Mastercard, Inc., Class A	221	78,687
salesforce.com, Inc. (a)	277	58,751
Fiserv, Inc. (a)	357	42,438
		179,876
		444,978
ENERGY - 2.9%
PDC Energy, Inc. (a)	2,465	84,782
ChampionX Corp. (a)	3,205	69,637
Diamondback Energy, Inc.	615	45,215
Nov, Inc.	1,615	22,160
		221,794
MATERIALS - 2.3%
Glencore PLC	28,371	111,175
Arconic Corp. (a)	1,823	46,280
Sealed Air Corp.	521	23,877
		181,332
REAL ESTATE - 1.3%
The Howard Hughes Corp. (a)	622	59,180
Gaming and Leisure Properties, Inc. REIT	914	38,777
		97,957
TOTAL COMMON STOCKS - 68.6% (COST $2,554,223)		5,323,866
PREFERRED STOCKS - 0.3%
FINANCIALS - 0.2%
Signature Bank/New York NY (c), 5.00%	377	9,695
GMAC Capital Trust I (d), 5.98% (3 mo. USD LIBOR + 5.785%)	237	6,033
		15,728

See accompanying Notes to Financial Statements.

Oakmark.com 39

Oakmark Equity and Income Fund  March 31, 2021 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
PREFERRED STOCKS - 0.3% (continued)
CONSUMER STAPLES - 0.1%
Bunge, Ltd. (c), 4.88% ,	62	$7,217
COMMUNICATION SERVICES - 0.0% (e)
Liberty Broadband Corp. (c), 7.00% ,	50	1,324
TOTAL PREFERRED STOCKS - 0.3% (COST $23,266)		24,269
	Par Value	Value
FIXED INCOME - 25.4%
CORPORATE BONDS - 17.6%
CONSUMER DISCRETIONARY - 4.3%
Aramark Services, Inc., 144A 6.375%, due 05/01/25 (f)	$9,900	10,494
Asbury Automotive Group, Inc. 4.50%, due 03/01/28	1,600	1,637
Booking Holdings, Inc. 3.60%, due 06/01/26	14,730	16,097
3.55%, due 03/15/28	9,950	10,861
4.625%, due 04/13/30	4,950	5,762
4.10%, due 04/13/25	1,950	2,172
BorgWarner, Inc. 2.65%, due 07/01/27	4,215	4,374
Boyd Gaming Corp. 6.00%, due 08/15/26	4,975	5,180
Caesars Resort Collection LLC / CRC Finco, Inc., 144A 5.25%, due 10/15/25 (f)	25,870	26,094
CCO Holdings LLC / CCO Holdings Capital Corp., 144A 4.75%, due 03/01/30 (f)	2,980	3,088
5.125%, due 05/01/27 (f)	250	264
Charter Communications Operating LLC / Charter Communications Operating Capital 4.20%, due 03/15/28	9,950	10,972
4.50%, due 02/01/24	2,985	3,265
Expedia Group, Inc. 5.00%, due 02/15/26	22,860	25,802
3.25%, due 02/15/30	5,860	5,902
International Game Technology PLC, 144A 6.50%, due 02/15/25 (f)	19,600	21,462
6.25%, due 01/15/27 (f)	200	222
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 144A 5.25%, due 06/01/26 (f)	1,000	1,031
Lear Corp. 4.25%, due 05/15/29	7,955	8,808
3.50%, due 05/30/30	6,950	7,241
Lithia Motors, Inc., 144A 4.625%, due 12/15/27 (f)	2,980	3,100
4.375%, due 01/15/31 (f)	2,000	2,076
5.25%, due 08/01/25 (f)	1,990	2,050
Marriott International, Inc. 4.625%, due 06/15/30	9,400	10,509
4.00%, due 04/15/28	9,761	10,388
4.15%, due 12/01/23	8,094	8,705
3.60%, due 04/15/24	6,960	7,405
	Par Value	Value
MGM Resorts International 4.75%, due 10/15/28	$13,875	$14,331
6.75%, due 05/01/25	9,850	10,589
Penske Automotive Group, Inc. 5.50%, due 05/15/26	11,343	11,673
Rent-A-Center, Inc., 144A 6.375%, due 02/15/29 (f)	350	371
Sands China, Ltd. 5.40%, due 08/08/28	5,000	5,712
5.125%, due 08/08/25	3,000	3,355
4.60%, due 08/08/23	2,000	2,139
Scientific Games International, Inc., 144A 5.00%, due 10/15/25 (f)	19,910	20,621
Starbucks Corp. 3.80%, due 08/15/25	9,950	10,963
4.00%, due 11/15/28	2,985	3,340
The William Carter Co., 144A 5.625%, due 03/15/27 (f)	1,750	1,848
Tractor Supply Co. 1.75%, due 11/01/30	1,980	1,825
Under Armour, Inc. 3.25%, due 06/15/26	12,565	12,573
Wolverine World Wide, Inc., 144A 5.00%, due 09/01/26 (f)	12,140	12,307
Yum! Brands, Inc. 3.875%, due 11/01/23	6,329	6,669
		333,277
INDUSTRIALS - 3.8%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons LLC, 144A 3.50%, due 02/15/23 (f)	12,470	12,719
Bacardi, Ltd., 144A 4.45%, due 05/15/25 (f)	4,900	5,445
BAT Capital Corp. 3.557%, due 08/15/27	6,965	7,401
2.259%, due 03/25/28	2,975	2,927
BAT International Finance PLC 1.668%, due 03/25/26	4,460	4,413
Carrier Global Corp. 2.242%, due 02/15/25	4,965	5,139
2.493%, due 02/15/27	4,965	5,125
CSX Corp. 2.50%, due 05/15/51	3,400	2,868
Delta Air Lines, Inc. 3.40%, due 04/19/21	11,590	11,590
3.80%, due 04/19/23	9,425	9,604
FedEx Corp. 3.80%, due 05/15/25	6,950	7,636
Fedex Corp. Pass Through Trust 1.875%, due 08/20/35	10,609	10,267
Fortune Brands Home & Security, Inc. 4.00%, due 06/15/25	13,430	14,787
4.00%, due 09/21/23	9,945	10,733
Hilton Domestic Operating Co., Inc., 144A 4.00%, due 05/01/31 (f)	19,250	19,250
3.625%, due 02/15/32 (f)	13,500	13,103
3.75%, due 05/01/29 (f)	9,000	8,910

See accompanying Notes to Financial Statements.

40 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2021 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 25.4% (continued)
CORPORATE BONDS - 17.6% (continued)
Howmet Aerospace, Inc. 6.875%, due 05/01/25	$14,890	$17,254
Kraft Heinz Foods Co. 3.875%, due 05/15/27	1,900	2,078
Lennox International, Inc. 1.35%, due 08/01/25	2,000	1,989
1.70%, due 08/01/27	1,995	1,961
Raytheon Technologies Corp. 3.65%, due 08/16/23	169	181
Southwest Airlines Co. 5.125%, due 06/15/27	15,853	18,216
5.25%, due 05/04/25	7,875	8,957
The Boeing Co. 2.70%, due 02/01/27	41,847	42,490
Uber Technologies, Inc., 144A 8.00%, due 11/01/26 (f)	21,430	23,198
7.50%, due 05/15/25 (f)	7,940	8,569
7.50%, due 09/15/27 (f)	4,470	4,940
WESCO Distribution, Inc. 5.375%, due 06/15/24	13,675	13,931
		295,681
FINANCIALS - 3.2%
Ally Financial, Inc. 3.875%, due 05/21/24	7,950	8,587
Bank of America Corp. 4.45%, due 03/03/26	5,000	5,616
Berkshire Hathaway Finance Corp. 1.45%, due 10/15/30	1,980	1,846
CenterState Bank Corp. 5.75% (SOFRRATE + 5.617%), due 06/01/30 (d)	4,960	5,276
Citigroup, Inc. 3.352%(3 mo. USD LIBOR + 0.897%), due 04/24/25 (d)	22,860	24,431
3.40%, due 05/01/26	15,000	16,330
CNO Financial Group, Inc. 5.25%, due 05/30/25	5,895	6,673
Credit Suisse Group AG, 144A 7.50% (USD 5 Year Swap rate + 4.598%) (c) (d) (f)	30,000	32,470
E*TRADE Financial Corp. 2.95%, due 08/24/22	11,965	12,355
JPMorgan Chase & Co. 1.448% (3 mo. USD LIBOR + 1.230%), due 10/24/23 (d)	19,910	20,220
LPL Holdings, Inc., 144A 4.00%, due 03/15/29 (f)	3,850	3,879
MSCI, Inc., 144A 5.375%, due 05/15/27 (f)	6,965	7,449
4.75%, due 08/01/26 (f)	5,925	6,138
Nasdaq, Inc. 1.65%, due 01/15/31	8,750	8,006
Pershing Square Holdings, Ltd, 144A 3.25%, due 11/15/30 (f)	14,000	13,709
Principal Life Global Funding II, 144A 2.375%, due 11/21/21 (f)	6,970	7,065
	Par Value	Value
Reinsurance Group of America, Inc. 3.15%, due 06/15/30	$6,900	$7,132
3.95%, due 09/15/26	4,905	5,458
S&P Global, Inc. 2.95%, due 01/22/27	9,810	10,463
Stifel Financial Corp. 4.00%, due 05/15/30	6,900	7,447
The Charles Schwab Corp. 3.25%, due 05/21/21	19,895	19,936
The Goldman Sachs Group, Inc. 3.20%, due 02/23/23	7,000	7,325
1.969%(3 mo. USD LIBOR + 1.750%), due 10/28/27 (d)	2,975	3,113
Wells Fargo & Co. 1.442% (3 mo. USD LIBOR + 1.230%), due 10/31/23 (d)	8,603	8,737
		249,661
INFORMATION TECHNOLOGY - 1.4%
Apple, Inc. 1.65%, due 02/08/31	9,750	9,299
2.65%, due 02/08/51	6,000	5,465
Avnet, Inc. 4.875%, due 12/01/22	8,275	8,783
3.75%, due 12/01/21	4,710	4,792
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.00%, due 01/15/22	6,684	6,803
3.50%, due 01/15/28	4,975	5,279
Broadcom, Inc., 144A 3.469%, due 04/15/34 (f)	9,955	10,015
3.419%, due 04/15/33 (f)	6,950	6,987
CommScope, Inc., 144A 5.50%, due 03/01/24 (f)	3,480	3,589
Dell International LLC / EMC Corp., 144A 5.45%, due 06/15/23 (f)	14,725	16,092
Itron, Inc., 144A 5.00%, due 01/15/26 (f)	11,035	11,305
Lam Research Corp. 2.80%, due 06/15/21	4,910	4,924
Motorola Solutions, Inc. 4.60%, due 02/23/28	2,985	3,396
NortonLifeLock, Inc.,144A 5.00%, due 04/15/25 (f)	1,000	1,013
Tyco Electronics Group SA 3.70%, due 02/15/26	9,830	10,754
		108,496
ENERGY - 1.2%
Apergy Corp. 6.375%, due 05/01/26	16,119	16,885
Diamondback Energy, Inc. 3.125%, due 03/24/31	7,250	7,221
4.75%, due 05/31/25	2,900	3,239
NOV, Inc. 3.60%, due 12/01/29	24,835	24,960
Occidental Petroleum Corp. 3.50%, due 08/15/29	6,945	6,511
Oceaneering International, Inc. 4.65%, due 11/15/24	4,005	3,865

See accompanying Notes to Financial Statements.

Oakmark.com 41

Oakmark Equity and Income Fund  March 31, 2021 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 25.4% (continued)
CORPORATE BONDS - 17.6% (continued)
Parsley Energy LLC / Parsley Finance Corp, 144A 4.125%, due 02/15/28 (f)	$18,076	$19,138
Schlumberger Holdings Corp., 144A 4.00%, due 12/21/25 (f)	9,830	10,870
Valero Energy Corp. 2.85%, due 04/15/25	2,975	3,109
		95,798
COMMUNICATION SERVICES - 1.2%
Netflix, Inc. 4.875%, due 04/15/28	33,740	38,360
5.875%, due 02/15/25	11,940	13,686
5.875%, due 11/15/28	6,965	8,425
Netflix, Inc., 144A 5.375%, due 11/15/29 (f)	4,970	5,877
T-Mobile USA, Inc., 144A 3.75%, due 04/15/27 (f)	19,855	21,702
3.50%, due 04/15/25 (f)	1,985	2,143
Twitter, Inc., 144A 3.875%, due 12/15/27 (f)	700	734
Zayo Group Holdings, Inc., 144A 4.00%, due 03/01/27 (f)	250	246
		91,173
REAL ESTATE - 1.1%
CBRE Services, Inc. 2.50%, due 04/01/31	10,750	10,411
GLP Capital, LP / GLP Financing II, Inc. REIT 5.375%, due 11/01/23	12,000	13,102
4.00%, due 01/15/31	9,425	9,740
5.75%, due 06/01/28	4,975	5,739
5.25%, due 06/01/25	4,975	5,577
5.375%, due 04/15/26	3,925	4,405
MGM Growth Properties Operating Partnership, LP / MGP Finance Co-Issuer, Inc. REIT 5.625%, due 05/01/24	2,945	3,161
MPT Operating Partnership, LP / MPT Finance Corp. REIT 3.50%, due 03/15/31	3,900	3,825
Omega Healthcare Investors, Inc. REIT 5.25%, due 01/15/26	4,982	5,630
4.375%, due 08/01/23	3,098	3,327
The Howard Hughes Corp., 144A 4.375%, due 02/01/31 (f)	8,750	8,569
5.375%, due 08/01/28 (f)	3,400	3,574
Ventas Realty, LP REIT 3.125%, due 06/15/23	2,490	2,604
3.50%, due 02/01/25	900	971
		80,635
HEALTH CARE - 0.8%
AbbVie, Inc. 2.95%, due 11/21/26	6,955	7,405
Centene Corp. 4.25%, due 12/15/27	2,980	3,133
	Par Value	Value
Charles River Laboratories International, Inc., 144A 4.00%, due 03/15/31 (f)	$1,350	$1,372
Cigna Corp. 2.375%, due 03/15/31	5,850	5,752
CVS Health Corp. 5.00%, due 12/01/24	6,880	7,791
HCA, Inc. 5.625%, due 09/01/28	2,985	3,433
5.375%, due 09/01/26	500	564
IQVIA, Inc., 144A 5.00%, due 10/15/26 (f)	7,800	8,102
Johnson & Johnson 1.30%, due 09/01/30	915	858
Perrigo Finance Unlimite Co. 3.15%, due 06/15/30	1,050	1,030
Regeneron Pharmaceuticals, Inc. 1.75%, due 09/15/30	5,950	5,499
Universal Health Services, Inc., 144A 5.00%, due 06/01/26 (f)	8,325	8,533
Zimmer Biomet Holdings, Inc. 3.05%, due 01/15/26	4,965	5,301
3.15%, due 04/01/22	3,810	3,893
		62,666
MATERIALS - 0.3%
Anglo American Capital PLC, 144A 2.25%, due 03/17/28 (f)	3,750	3,700
Glencore Funding LLC, 144A 3.875%, due 10/27/27 (f)	9,950	10,915
3.00%, due 10/27/22 (f)	9,950	10,268
		24,883
CONSUMER STAPLES - 0.3%
Altria Group, Inc. 2.45%, due 02/04/32	10,750	10,215
Philip Morris International, Inc. 1.75%, due 11/01/30	2,970	2,777
Post Holdings, Inc., 144A 5.75%, due 03/01/27 (f)	500	526
Smithfield Foods, Inc., 144A 3.35%, due 02/01/22 (f)	4,975	5,074
2.65%, due 10/03/21 (f)	3,980	4,010
4.25%, due 02/01/27 (f)	995	1,096
Sysco Corp. 5.65%, due 04/01/25	995	1,157
		24,855
Total Corporate Bonds (Cost $1,295,938)		1,367,125
GOVERNMENT AND AGENCY SECURITIES - 6.8%
U.S. GOVERNMENT NOTES - 6.5%
United States Treasury Notes 2.125%, due 08/15/21	250,000	251,934
2.00%, due 11/30/22	74,625	76,922
1.75%, due 03/31/22	74,645	75,881
2.125%, due 12/31/22	49,745	51,451
1.875%, due 11/30/21	49,785	50,388
		506,576

See accompanying Notes to Financial Statements.

42 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2021 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 25.4% (continued)
GOVERNMENT AND AGENCY SECURITIES - 6.8% (continued)
U.S. GOVERNMENT AGENCIES - 0.3%
Federal Farm Credit Banks Funding Corp., 0.37%, due 04/13/23	$25,000	$24,985
Total Government and Agency Securities (Cost $525,128)		531,561
BANK LOANS - 1.0%
INDUSTRIALS - 0.3%
Skymiles IP, Ltd. 2020 Term Loan B 4.75% (1 mo. USD LIBOR + 3.750%), due 10/20/27 (d)	11,000	11,539
US Foods, Inc. 2016 Term Loan B 1.87% (1 mo. USD LIBOR + 1.750%), due 06/27/23 (d)	9,948	9,807
		21,346
FINANCIALS - 0.2%
Blackstone Mortgage Trust, Inc. Term Loan B 0.00%, due 04/23/26 (g)	16,959	16,747
ENERGY - 0.2%
Apergy Corp. 2020 Term Loan 6.00% (3 mo. USD LIBOR + 5.000%), due 06/03/27 (d)	13,186	13,417
MATERIALS - 0.2%
Asplundh Tree Expert LLC 2021 Term Loan B 0.00%, due 09/07/27 (g)	12,000	11,961
HEALTH CARE - 0.1%
HCA, Inc. Term Loan B13 1.87% (1 mo. USD LIBOR + 1.750%), due 03/18/26 (d)	4,937	4,933
HCA, Inc. Term Loan B12 1.87% (1 mo. USD LIBOR + 1.750%), due 03/13/25 (d)	4,165	4,160
CONSUMER DISCRETIONARY - 0.0% (e)
Rent-A-Center, Inc. 2021 Term Loan B 4.75% (1 mo. USD LIBOR + 4.000%), due 02/17/28 (d)	1,000	1,004
Total Bank Loans (Cost $73,078)		73,568
TOTAL FIXED INCOME - 25.4% (COST $1,894,144)		1,972,254
SHORT-TERM INVESTMENTS - 6.1%
REPURCHASE AGREEMENT - 5.8%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 03/31/21 due 04/01/21, repurchase price $453,183 collateralized by United States Treasury Notes, 0.125% - 1.750% due 03/31/23 - 12/31/24, aggregate value plus accrued interest of $462,246 (Cost: $453,183)	453,183	453,183
	Par Value	Value
COMMERCIAL PAPER - 0.3%
Walgreens Boots, 144A, 0.23%, due 04/30/21 (f) (h) (Cost $22,496)	$22,500	$22,496
TOTAL SHORT-TERM INVESTMENTS - 6.1% (COST $475,679)		475,679
TOTAL INVESTMENTS - 100.4% (COST $4,947,312)		7,796,068
Foreign Currencies - 0.0% (e)		0	(i)
Liabilities In Excess of Other Assets - (0.4)%		(32,728)
NET ASSETS - 100.0%		$7,763,340

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Security is perpetual and has no stated maturity date.

(d)  Floating Rate Note. Rate shown is as of March 31, 2021.

(e)  Amount rounds to less than 0.1%.

(f)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(g)  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(h)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(i)  Amount rounds to less than $1,000.

Abbreviations:

  REIT: Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Oakmark.com 43

Oakmark Bond Fund  March 31, 2021

Summary Information

PERFORMANCE

		Average Annual Total Returns (as of 03/31/21)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Bond Fund (Institutional Class)	-1.08%	N/A	N/A	N/A	N/A	3.77%	06/10/20
Bloomberg Barclays U.S. Aggregate Bond Index[20]	-3.37%	N/A	N/A	N/A	N/A	-1.71%
Lipper Core Plus Bond Fund Index[21]	-2.44%	N/A	N/A	N/A	N/A	0.90%
Oakmark Bond Fund (Advisor Class)	-1.20%	N/A	N/A	N/A	N/A	3.60%	06/10/20
Oakmark Bond Fund (R6 Class)	-1.15%	N/A	N/A	N/A	N/A	-0.57%	12/15/20

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN FIXED INCOME HOLDINGS[6]	% of Net Assets
Fed Farm Credit CC 06/21 0.320% due 12/23/24	5.6
US Treasury Note 0.375% due 03/31/22	4.5
Fed Farm Credit CC 09/21 0.360% due 09/24/24	4.4
US Treasury Note 0.250% due 05/31/25	4.4
Fed Home Ln Bks CC20 0.440% due 06/29/23	4.1
Netflix 5.500% due 02/15/22	2.4
Marriott CC 11/23 4.150% due 12/01/23	1.8
Netflix 5.750% due 03/01/24	1.7
T/Mobile CC 03/22 4.000% due 04/15/22	1.4
Southwest Airlines CC 04/27 5.125% due 06/15/27	1.3
FUND STATISTICS
Ticker*	OANCX
Number of Fixed Income Holdings	81
Net Assets	$89.3 million
Weighted Average Maturity	8.2 years
Effective Duration	5.4 years
30-Day SEC Yield-Unsubsidized*@	1.06%
30-Day SEC Yield-Subsidized*@	1.43%
Gross Expense Ratio - Institutional Class (as of 12/15/20)*	2.82%
Net Expense Ratio - Institutional Class (as of 12/15/20)*+	0.59%

*  This information is related to the Institutional Class. Please visit Oakmark.com for information related to the Advisor and R6 Classes.

+  Data has been annualized.

@  SEC Yield is an annualization of the Fund's net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.

SECTOR ALLOCATION	% of Net Assets
Corporate Bonds	60.1
U.S. Government Agencies	14.1
U.S. Government Notes	10.4
Bank Loans	6.7
Preferred Stock	2.2
Short-Term Investments and Other	6.5

See accompanying Disclosures and Endnotes on page 96.

44 OAKMARK FUNDS

Oakmark Bond Fund  March 31, 2021

Portfolio Manager Commentary

M. Colin Hudson, CFA

Portfolio Manager

Adam D. Abbas

Portfolio Manager

The prevailing sentiment surrounding rates is scary stuff. The most common threads read like a collection of nightmares from the Fed's past: stark warnings of runaway inflation, taper tantrums and lost credibility are the most popular. Low-probability events like these can cause large problems across financial markets, but it's important to frame the current risks properly. We are skeptical that all of today's prognosticators have investors' best interests at heart. Instead, many are driven by ratings, clicks, views, likes and retweets. And in a world where competition for attention grows every day, you better project something riveting if you want to get noticed, even if your prediction isn't very likely. In this environment, compelling doomsday forecasts proliferate, while far more likely scenarios receive much less coverage than they should. So, in Oakmark fashion, we'll take this opportunity to offer a counterbalance to the fever-pitch analysis that's dominating today's news and make some more measured comments on rates and inflation.

Rates are doing exactly what one would hope at the beginning of a sustainable recovery. As painful as the rate moves have been for bond returns, nothing about the degree of the rate rise has been unusual. In fact, since 1990, every meaningful U.S. economic contraction (defined by a GDP contraction of >1.5%) has been quickly followed by large, short bursts in rates. Specifically, following the four most recent recessionary periods prior to 2020, the U.S. 10-year Treasury rates rose an average of about 150 basis points within the first four quarters of the expansion. [See Table 1.] Today, four quarters after the Covid-19-related sudden stop to the economy, the magnitude of the current 10-year upswing falls short of the average, reaching 107 basis points. What's more, previous jumps in rates like this have not derailed the markets. In fact, it's been quite the contrary. In the three to five years following such increases, most major asset classes, including investment grade credit, high yield credit and equities, to name a few, have experienced above-average returns.

Table 1: Large bursts in 10-year U.S. rates are normal after periods of economic contraction and precede strong periods of market returns

Source: Harris Associates, Bloomberg as of 03/31/21

And inflationary risks might be overblown. Today, we hear a lot about how we may be approaching the same kind of runaway inflation experienced in the 1970s. The basic thesis is that unprecedented amounts of both monetary and fiscal stimulus, combined with

See accompanying Disclosures and Endnotes on page 96.

Oakmark.com 45

Oakmark Bond Fund  March 31, 2021

Portfolio Manager Commentary (continued)

a more reactionary approach to monetary policy by the Fed, will eventually undermine the central bank's ability to anchor expectations, causing prices to increase uncontrollably. Yet, if we've learned anything from the past two decades, it's that major structural differences in the modern economy and a vastly more intelligent central banking system have produced much shorter inflationary periods. Current data continue to indicate that inflationary risks are limited and recent fears about inflation are more rooted in fear than in reality. For example, today, the U.S. core PCE22 is approximately 1.4%; Europe, Japan and Chinese core runs even weaker at 1%, 0.3% and 0%, respectively. U.S. breakevens tell a similarly benign story, stalling out despite several significant catalysts, including a new multi-trillion infrastructure plan, positive reopening news and very strong employment reports. Sure, prices will likely spike across several categories as we move into summer, but inflation does not get out of control due to isolated, temporary spikes over a few months. Instead, it requires sustained upward price pressure over multiple quarters, if not years. It must be long enough to embed a fundamental, widespread change in marketplace psychology.

A lift in yields at the beginning of a recovery should be welcomed, not feared. Rates are a friend, not foe, when they reflect a positive inflection in the potential real growth of an economy and prices are relatively well-anchored. Of course, increasing rates during an economic recovery will inevitably cause some volatility and disruption. We should expect more of these periods over the coming quarters, though we expect they will be brief. When they occur, it will be critical to lean on the data, rather than emotional reactions, to evaluate the risk. Talk of hyper-inflationary risk appears to only be growing louder and alarms have been sounded time and time again over the past two decades only to leave investors disappointed. It may serve as a less catchy story, but we think they could be disappointed again.

Performance and Outlook

The Oakmark Bond Fund returned -1.08% year to date through March 31, 2021, and generated 229 basis points of excess returns versus its benchmark, the Bloomberg Barclays U.S. Aggregate Index,20. Inception-to-date performance was 3.77% through March 31, 2021, generating excess return against the benchmark of 548 basis points.

The Fund's outperformance continues to be driven by the portfolio's overweight allocation to corporate credit, our short curve positioning and security selection. Specifically, during the quarter, our corporate ownership averaged 58% compared to the benchmark average of 28%. Recent credit spread tightening especially helped our corporate holdings. We maintain shorter curve positioning because we continue to believe that rates will increase. At the end of the quarter, the duration in the portfolio was a full 1.0 years below the benchmark, averaging 5.4 years, compared to the benchmark's 6.4 year average duration. The last main contributor to the Fund's outperformance came from security selection, including Chesapeake Energy, Broadcom Inc. 3.5 2/15/41 and Range Resources 8.25 1/15/29. We remain conservative about security quality. Currently, about 10% of the Fund's corporate holdings are "A" rated credit or higher, 25% are "BBB," 18% of corporates in BB, and just 4% of the overall portfolio in B or below rated credit. We are also underweight in volatile sectors, like basic materials and energy. During the quarter, we decreased our exposure to lower rated credit as spreads contracted and portfolio duration was modestly increased when yields increased.

Outlook and Positioning

Despite a rather dramatic backdrop for fixed income in the first quarter, we ended the period with a consistent approach to positioning. We maintained an overweight position in corporate credit risk, an underweight position in duration and a modest overweight to the short end of the yield curve. Looking forward, we believe corporate credit should perform well—especially relative to rates—and we expect growing economic tailwinds to maintain downward pressure on corporate default risk. As we highlighted in our opening commentary (https://oakmark.com/news-insights/oakmark-bond-fund-fourth-quarter-2020/), we think that even as rates return to more normal levels, they can continue to support healthy markets and we believe that the risks of central banks losing control remain low. That being said, there are several risks that warrant careful observation in the second quarter. We will continue to monitor key price metrics heading into the summer, especially to make sure that rate spikes are absorbed and inflation expectations remain relatively well anchored at just above 2%. Also, Fed tapering will likely become more topical, so we will carefully examine even the slightest changes in Powell's positioning. At the company level, capital structures now offer little in the way of covenant protection and wide-open capital markets are allowing fundamentally challenged companies to access debt markets. Because of these significant risks, our focus on bottom-up research remains critical.

See accompanying Disclosures and Endnotes on page 96.

46 OAKMARK FUNDS

Oakmark Bond Fund  March 31, 2021 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
PREFERRED STOCKS - 2.2%
FINANCIALS - 0.8%
Signature Bank/New York NY (a), 5.00%	20	$515
GMAC Capital Trust I (b), 5.98% (3 mo. USD LIBOR + 5.785%)	8	216
		731
COMMUNICATION SERVICES - 0.7%
Liberty Broadband Corp. (a), 7.00%	25	655
CONSUMER STAPLES - 0.7%
Bunge, Ltd. (a), 4.88%	5	579
TOTAL PREFERRED STOCKS - 2.2% (COST $1,839)		1,965
	Par Value	Value
FIXED INCOME - 91.3%
CORPORATE BONDS - 60.1%
INDUSTRIALS - 11.4%
BAT Capital Corp. 2.259%, due 03/25/28	$1,000	984
Delta Air Lines, Inc. / SkyMiles IP, Ltd, 144A 4.75%, due 10/20/28 (c)	1,000	1,087
Fedex Corp. Pass Through Trust 1.875%, due 08/20/35	973	942
Hilton Domestic Operating Co., Inc., 144A 3.625%, due 02/15/32 (c)	1,000	971
Howmet Aerospace, Inc. 6.875%, due 05/01/25	750	869
Kraft Heinz Foods Co. 3.875%, due 05/15/27	500	547
Lennox International, Inc. 1.70%, due 08/01/27	1,000	983
Southwest Airlines Co. 5.125%, due 06/15/27	1,000	1,149
The Boeing Co. 2.70%, due 02/01/27	750	761
Uber Technologies, Inc., 144A 7.50%, due 09/15/27 (c)	1,000	1,105
United Rentals North America, Inc. 3.875%, due 02/15/31	500	503
US Foods, Inc., 144A 4.75%, due 02/15/29 (c)	250	250
		10,151
CONSUMER DISCRETIONARY - 10.9%
Aramark Services, Inc, 144A 5.00%, due 02/01/28 (c)	500	519
Booking Holdings, Inc. 3.55%, due 03/15/28	1,000	1,092
BorgWarner, Inc. 2.65%, due 07/01/27	750	778
CCO Holdings LLC / CCO Holdings Capital Corp., 144A 4.25%, due 02/01/31 (c)	500	501
Lithia Motors, Inc., 144A 4.375%, due 01/15/31 (c)	750	779
	Par Value	Value
M/I Homes, Inc. 4.95%, due 02/01/28	$500	$518
Marriott International, Inc. 4.15%, due 12/01/23	1,500	1,613
4.625%, due 06/15/30	750	839
3.125%, due 06/15/26	250	261
MGM Resorts International 4.75%, due 10/15/28	500	516
Rent-A-Center, Inc., 144A 6.375%, due 02/15/29 (c)	500	530
The Home Depot, Inc. 2.375%, due 03/15/51	1,000	855
Tractor Supply Co. 1.75%, due 11/01/30	1,000	922
		9,723
HEALTH CARE - 9.4%
AbbVie, Inc. 2.95%, due 11/21/26	750	799
Charles River Laboratories International, Inc., 144A 4.00%, due 03/15/31 (c)	1,000	1,017
Cigna Corp. 2.375%, due 03/15/31	1,000	983
Emergent BioSolutions, Inc., 144A 3.875%, due 08/15/28 (c)	250	244
Johnson & Johnson 1.30%, due 09/01/30	1,000	938
Merck & Co, Inc. 1.45%, due 06/24/30	1,000	946
Perrigo Finance Unlimite Co. 3.15%, due 06/15/30	750	736
Regeneron Pharmaceuticals, Inc. 1.75%, due 09/15/30	1,250	1,155
Tenet Healthcare Corp, 144A 6.125%, due 10/01/28 (c)	500	521
Zimmer Biomet Holdings, Inc. 3.55%, due 03/20/30	1,000	1,068
		8,407
FINANCIALS - 9.1%
Credit Suisse Group AG 7.50% (USD 5 Year Swap rate + 4.600%) (a) (b) (c)	250	264
LPL Holdings, Inc., 144A 4.00%, due 03/15/29 (c)	1,000	1,007
Nasdaq, Inc. 1.65%, due 01/15/31	1,000	915
Pershing Square Holdings, Ltd, 144A 3.25%, due 11/15/30 (c)	1,000	979
Reinsurance Group of America, Inc. 3.15%, due 06/15/30	1,000	1,034
Signature Bank/New York NY 4.00% (AMERIBOR + 3.890%), due 10/15/30 (b)	1,000	1,031
SVB Financial Group 4.10% (10 year Treasury Constant Maturity Rate + 3.064%) (a) (b)	1,000	1,006

See accompanying Notes to Financial Statements.

Oakmark.com 47

Oakmark Bond Fund  March 31, 2021 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 91.3% (continued)
CORPORATE BONDS - 60.1% (continued)
US Bancorp 1.375%, due 07/22/30	$1,000	$924
Wells Fargo & Co. 1.654% (SOFRRATE + 1.600%), due 06/02/24 (b)	1,000	1,022
		8,182
COMMUNICATION SERVICES - 6.1%
Netflix, Inc. 5.50%, due 02/15/22	2,000	2,080
5.75%, due 03/01/24	1,385	1,553
4.875%, due 04/15/28	500	569
T-Mobile USA, Inc. 4.00%, due 04/15/22	1,211	1,232
		5,434
REAL ESTATE - 3.7%
CBRE Services, Inc. 2.50%, due 04/01/31	1,000	968
GLP Capital, LP / GLP Financing II, Inc. REIT 4.00%, due 01/15/31	500	517
MPT Operating Partnership, LP / MPT Finance Corp. REIT 3.50%, due 03/15/31	1,000	981
The Howard Hughes Corp., 144A 4.375%, due 02/01/31 (c)	250	245
Ventas Realty, LP / Ventas Capital Corp. REIT 3.25%, due 08/15/22	590	607
		3,318
ENERGY - 3.2%
Chesapeake Energy Corp, 144A 5.875%, due 02/01/29 (c)	1,000	1,060
Diamondback Energy, Inc. 3.125%, due 03/24/31	500	498
NOV, Inc. 3.60%, due 12/01/29	750	754
Parsley Energy LLC / Parsley Finance Corp, 144A 4.125%, due 02/15/28 (c)	500	529
		2,841
CONSUMER STAPLES - 3.0%
Altria Group, Inc. 2.45%, due 02/04/32	1,000	950
Philip Morris International, Inc. 1.75%, due 11/01/30	1,000	935
Sysco Corp. 3.30%, due 07/15/26	750	807
		2,692
MATERIALS - 1.7%
Anglo American Capital PLC, 144A 2.25%, due 03/17/28 (c)	1,000	987
Kraton Polymers LLC / Kraton Polymers Capital Corp, 144A 4.25%, due 12/15/25 (c)	500	502
		1,489
	Par Value	Value
INFORMATION TECHNOLOGY - 1.6%
Apple, Inc. 2.65%, due 02/08/51	$1,000	$911
CDW LLC / CDW Finance Corp. 4.125%, due 05/01/25	500	520
		1,431
Total Corporate Bonds (Cost $53,434)		53,668
GOVERNMENT AND AGENCY SECURITIES - 24.5%
U.S. GOVERNMENT AGENCIES - 14.1%
Federal Farm Credit Banks Funding Corp. 0.32%, due 12/23/24	5,000	4,955
0.36%, due 09/24/24	4,000	3,973
Federal Home Loan Bank, 0.44%, due 06/29/23	3,658	3,658
		12,586
U.S. GOVERNMENT NOTES - 10.4%
United States Treasury Notes 0.375%, due 03/31/22	4,000	4,011
0.25%, due 05/31/25	4,000	3,923
0.875%, due 11/15/30	1,000	924
1.125%, due 02/15/31	500	472
		9,330
Total Government and Agency Securities (Cost $22,114)		21,916
BANK LOANS - 6.7%
INDUSTRIALS - 3.4%
Skymiles IP, Ltd. 2020 Term Loan B 4.75% (1 mo. USD LIBOR + 3.750%), due 10/20/27 (b)	1,000	1,049
US Foods, Inc. 2016 Term Loan B 1.87% (1 mo. USD LIBOR + 1.750%), due 06/27/23 (b)	995	981
Asplundh Tree Expert LLC 2021 Term Loan B 0.00%, due 09/07/27 (d)	1,000	997
		3,027
CONSUMER DISCRETIONARY - 1.1%
Rent-A-Center, Inc. 2021 Term Loan B 4.75% (1 mo. USD LIBOR + 4.00%), due 02/17/28 (b)	1,000	1,004
FINANCIALS - 1.1%
Blackstone Mortgage Trust, Inc. Term Loan B 0.00%, due 04/23/26 (d)	1,000	988
ENERGY - 1.1%
Apergy Corp. 2020 Term Loan 6.00% (3 mo. USD LIBOR + 5.00%), due 06/03/27 (b)	963	979
Total Bank Loans (Cost $5,929)		5,998
TOTAL FIXED INCOME - 91.3% (COST $81,477)		81,582

See accompanying Notes to Financial Statements.

48 OAKMARK FUNDS

Oakmark Bond Fund  March 31, 2021 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT-TERM INVESTMENTS - 8.5%
REPURCHASE AGREEMENT - 8.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 03/31/21 due 04/01/21, repurchase price $7,563, collateralized by United States Treasury Note, 0.125% due 03/31/23, value plus accrued interest of $7,714 (Cost: $7,563)	$7,563	$7,563
TOTAL SHORT-TERM INVESTMENTS - 8.5% (COST $7,563)		7,563
TOTAL INVESTMENTS - 102.0% (COST $90,879)		91,110
Liabilities In Excess of Other Assets - (2.0)%		(1,808)
NET ASSETS - 100.0%		$89,302

(a)  Security is perpetual and has no stated maturity date.

(b)  Floating Rate Note. Rate shown is as of March 31, 2021.

(c)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(d)  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

Abbreviations:

  REIT: Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Oakmark.com 49

Oakmark Funds

Statements of Assets and Liabilities—March 31, 2021 (Unaudited)

(in thousands except per share amounts)

	Oakmark Fund		Oakmark Select Fund		Oakmark Global Fund		Oakmark Global Select Fund
Assets
Investments in unaffiliated securities, at value (a)	$15,246,516		$4,799,248		$1,565,779		$1,635,190
Investments in affiliated securities, at value (b)	0		0		0		0
Cash	0		0		0		0
Foreign currency, at value (c)	0	(d)	0		0	(d)	0	(d)
Receivable for:
Securities sold	0		0		2,569		0
Fund shares sold	24,032		4,517		658		1,142
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	8,225		411		796		188
Forward foreign currency contracts	0		0		1,259		1,646
Tax reclaim from unaffiliated securities	0		0		1,545		1,489
Total receivables	32,257		4,928		6,827		4,465
Other assets	88		23		7		8
Total assets	$15,278,861		$4,804,199		$1,572,613		$1,639,663
Liabilities and net assets
Payable for:
Securities purchased	0		0		375		0
Fund shares redeemed	12,762		2,089		4,736		4,480
Options written, at value	40,996	(e)	25,843	(e)	0		0
Investment advisory fee	1,784		650		241		242
Transfer agent fees	1,076		442		128		101
Trustee fees	13		7		6		8
Deferred trustee compensation	1,365		571		334		254
Other	2,221		575		1,286		290
Total liabilities	60,217		30,177		7,106		5,375
Net assets applicable to Fund shares outstanding	$15,218,644		$4,774,022		$1,565,507		$1,634,288
Analysis of net assets
Paid in capital	$6,813,402		$2,151,647		$905,121		$1,072,347
Distributable Earnings	8,405,242		2,622,375		660,386		561,941
Net assets applicable to Fund shares outstanding	$15,218,644		$4,774,022		$1,565,507		$1,634,288
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$104.11		$55.80		$35.49		$23.26
Investor Class—Net assets	$7,905,972		$1,838,771		$827,055		$599,467
Investor Class—Shares outstanding (Unlimited shares authorized)	75,940		32,954		23,305		25,768
Net asset value, offering and redemption price per share: Advisor Class	$104.09		$55.70		$35.49		$23.24
Advisor Class—Net assets	$4,595,074		$2,127,012		$299,361		$519,473
Advisor Class—Shares outstanding (Unlimited shares authorized)	44,146		38,185		8,435		22,351
Net asset value, offering and redemption price per share: Institutional Class	$104.13		$55.75		$35.50		$23.25
Institutional Class—Net assets	$1,756,669		$509,800		$335,272		$380,648
Institutional Class—Shares outstanding (Unlimited shares authorized)	16,870		9,144		9,445		16,370
Net asset value, offering and redemption price per share: Service Class	$103.73	(f)	$55.02	(f)	$34.37	(f)	$0
Service Class—Net assets	$66,475		$22,848		$10,325		$0
Service Class—Shares outstanding (Unlimited shares authorized)	641		415		300		0
Net asset value, offering and redemption price per share: Class R6 (g)	$104.14		$55.75	(f)	$35.49	(f)	$23.26
Class R6—Net assets	894,454		275,591		93,494		134,700
Class R6—Shares outstanding (Unlimited shares authorized)	8,589		4,944		2,634		5,792
(a) Identified cost of investments in unaffiliated securities.	$7,743,072		$2,399,463		$1,016,799		$1,190,732
(b) Identified cost of investments in affiliated securities.	$0		$0		$0		$0
(c) Identified cost of foreign currency.	$0	(d)	$0		$0	(d)	$0	(d)
(d) Amount rounds to less than $1,000.
(e) Written options premiums received of $39,685 and $25,402 (in thousands) for the Oakmark Fund and the Oakmark Select Fund, respectively.
(f) Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on March 31, 2021.
(g) Commenced on 12/15/2020.

See accompanying Notes to Financial Statements.

50 OAKMARK FUNDS

	Oakmark International Fund	Oakmark International Small Cap Fund		Oakmark Equity and Income Fund		Oakmark Bond Fund
Assets
Investments in unaffiliated securities, at value (a)	$25,928,121	$1,519,103		$7,796,068		$91,110
Investments in affiliated securities, at value (b)	1,410,390	0		0		0
Cash	0	0		2,009		0
Foreign currency, at value (c)	7,240	31		0	(d)	0
Receivable for:
Securities sold	120,051	3,810		171		12
Fund shares sold	52,279	1,500		4,704		0
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	48,940	5,208		23,379		493
Forward foreign currency contracts	21,271	1,230		0		0
Tax reclaim from unaffiliated securities	36,369	1,576		1,402		0
Total receivables	278,910	13,324		29,656		505
Other assets	17,839	7		45		1
Total assets	$27,642,500	$1,532,465		$7,827,778		$91,616
Liabilities and net assets
Payable for:
Securities purchased	54,404	3,051		19,312		2,260
Fund shares redeemed	30,384	785		40,354		0
Options written, at value	0	0		0		0
Investment advisory fee	3,825	287		787		(19)
Transfer agent fees	1,133	54		831		2
Trustee fees	17	6		9		4
Deferred trustee compensation	2,052	316		1,358		15
Other	25,905	278		1,787		52
Total liabilities	117,720	4,777		64,438		2,314
Net assets applicable to Fund shares outstanding	$27,524,780	$1,527,688		$7,763,340		$89,302
Analysis of net assets
Paid in capital	$26,634,601	$1,419,839		$3,850,937		$87,928
Distributable Earnings	890,179	107,849		3,912,403		1,374
Net assets applicable to Fund shares outstanding	$27,524,780	$1,527,688		$7,763,340		$89,302
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$28.44	$18.85		$33.77		$0
Investor Class—Net assets	$9,501,683	$521,590		$5,668,570		$0
Investor Class—Shares outstanding (Unlimited shares authorized)	334,058	27,674		167,871		0
Net asset value, offering and redemption price per share: Advisor Class	$28.39	$18.86		$33.77		$10.20	(f)
Advisor Class—Net assets	$8,405,498	$209,925		$1,126,874		$1,272
Advisor Class—Shares outstanding (Unlimited shares authorized)	296,031	11,130		33,373		125
Net asset value, offering and redemption price per share: Institutional Class	$28.43	$18.81		$33.77		$10.21
Institutional Class—Net assets	$8,309,338	$724,549		$721,534		$3,022
Institutional Class—Shares outstanding (Unlimited shares authorized)	292,320	38,519		21,366		296
Net asset value, offering and redemption price per share: Service Class	$28.68	$18.74	(f)	$33.62		$0
Service Class—Net assets	$168,710	$779		$164,696		$0
Service Class—Shares outstanding (Unlimited shares authorized)	5,883	42		4,899		0
Net asset value, offering and redemption price per share: Class R6 (g)	$28.43	$18.81		$33.77		$10.20
Class R6—Net assets	1,139,551	70,845		81,666		85,008
Class R6—Shares outstanding (Unlimited shares authorized)	40,083	3,766		2,418		8,331
(a) Identified cost of investments in unaffiliated securities.	$21,808,101	$1,257,870		$4,947,312		$90,879
(b) Identified cost of investments in affiliated securities.	$1,806,294	$0		$0		$0
(c) Identified cost of foreign currency.	$7,251	$31		$0	(d)	$0
(d) Amount rounds to less than $1,000.
(e) Written options premiums received of $39,685 and $25,402 (in thousands) for the Oakmark Fund and the Oakmark Select Fund, respectively.
(f) Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on March 31, 2021.
(g) Commenced on 12/15/2020.

Oakmark.com 51

Oakmark Funds

Statements of Operations—March 31, 2021 (Unaudited)

(in thousands)

	Oakmark Fund		Oakmark Select Fund	Oakmark Global Fund	Oakmark Global Select Fund
Investment Income:
Dividends from unaffiliated securities	$96,585		$18,937	$6,009	$6,772
Dividends from affiliated securities	0		0	0	0
Interest income from unaffiliated securities	105		36	5	8
Non-cash dividends from affiliated securities	0		0	0	0
Non-cash dividends from unaffiliated securities	0		0	0	0
Security lending income	0		0	7	0
Other income	0		0	0	0
Foreign taxes withheld	0		0	(296)	(358)
Total investment income	96,690		18,973	5,725	6,422
Expenses:
Investment advisory fee	44,616		15,985	6,111	6,314
Transfer Agent Fees—Investor Class	3,931		969	449	301
Transfer Agent Fees—Advisor Class	1,211		1,021	77	162
Transfer Agent Fees—Institutional Class	6		2	1	2
Transfer Agent Fees—Service Class	60		17	10	0
Transfer Agent Fees—R6 Class	0	(c)	0 (c)	0 (c)	0 (c)
Service fee—Investor Class	4,458		885	437	345
Service fee—Service Class	76		23	12	0
Reports to shareholders	397		163	32	36
Custody and accounting fees	199		114	135	119
Registration fees	107		92	45	69
Trustees fees	523		240	157	139
Professional fees	166		94	81	82
Interest expense	4		0	0	0
Miscellaneous expenses	213		110	80	80
Total expenses	55,967		19,715	7,627	7,649
Advisory fee waiver	(1,912)		(831)	(248)	(281)
Net expenses	54,055		18,884	7,379	7,368
Net investment income (loss)	42,635		89	(1,654)	(946)
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	155,836		30,770	130,476 (a)	147,693
Affiliated investments	0		0	0	0
Unaffiliated in-kind transactions	787,135		256,764	0	0
Affiliated in-kind transactions	0		0	0	0
Forward foreign currency contracts	0		0	(1,010)	(1,605)
Foreign currency transactions	0		0	(29)	16
Written options	12,717		(844)	0	0
Net realized gain	955,688		286,690	129,437	146,104
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	3,749,325		1,271,607	369,292 (b)	322,305
Affiliated investments	0		0	0	0
Forward foreign currency contracts	0		0	1,700	2,347
Foreign currency translation	0	(c)	0	(19)	(50)
Written options	2,195		(6,002)	0	0
Net change in unrealized appreciation (depreciation)	3,751,520		1,265,605	370,973	324,602
Net realized and unrealized gain	4,707,208		1,552,295	500,410	470,706
Net increase (decrease) in net assets resulting from operations	$4,749,843		$1,552,384	$498,756	$469,760

(a)  Net of capital gain withholding taxes of $1,150 and $3,367 (in thousands) for the Oakmark Global Fund and the Oakmark
International Fund, respectively.

(b)  Includes net change in capital gain withholding taxes of $981 and $21,852 (in thousands) for the Oakmark Global Fund and the Oakmark
International Fund, respectively.

(c)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

52 OAKMARK FUNDS

	Oakmark International Fund	Oakmark International Small Cap Fund	Oakmark Equity and Income Fund		Oakmark Bond Fund
Investment Income:
Dividends from unaffiliated securities	$113,314	$11,193	$36,861		$48
Dividends from affiliated securities	813	0	0		0
Interest income from unaffiliated securities	303	8	34,376		881
Non-cash dividends from affiliated securities	3,015	0	0		0
Non-cash dividends from unaffiliated securities	0	0	1,306		0
Security lending income	166	2	0		0
Other income	17,974	0	0		0
Foreign taxes withheld	(4,448)	(1,215)	0		0
Total investment income	131,137	9,988	72,543		929
Expenses:
Investment advisory fee	95,982	7,163	23,498		166
Transfer Agent Fees—Investor Class	5,102	272	3,469		0
Transfer Agent Fees—Advisor Class	3,570	95	315		0 (c)
Transfer Agent Fees—Institutional Class	13	2	2		1
Transfer Agent Fees—Service Class	190	1	169		0
Transfer Agent Fees—R6 Class	0 (c)	0 (c)	0	(c)	3
Service fee—Investor Class	6,269	301	3,580		0
Service fee—Service Class	235	1	210		0
Reports to shareholders	1,048	48	157		13
Custody and accounting fees	1,464	158	168		27
Registration fees	215	50	68		25
Trustees fees	805	152	478		66
Professional fees	293	104	124		69
Interest expense	0	0	0		0
Miscellaneous expenses	346	79	159		31
Total expenses	115,532	8,426	32,397		401
Advisory fee waiver	(4,106)	(86)	(2,012)		(211)
Net expenses	111,426	8,340	30,385		190
Net investment income (loss)	19,711	1,648	42,158		739
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	236,945 (a)	72,962	507,789		1,324
Affiliated investments	(159,557)	0	0		0
Unaffiliated in-kind transactions	33,400	0	543,371		0
Affiliated in-kind transactions	7,064	0	0		0
Forward foreign currency contracts	(13,325)	(809)	0		0
Foreign currency transactions	(485)	24	0		0
Written options	0	0	0		0
Net realized gain	104,042	72,177	1,051,160		1,324
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	6,669,617 (b)	386,444	803,670		(787)
Affiliated investments	2,078,652	0	0		0
Forward foreign currency contracts	27,090	1,583	0		0
Foreign currency translation	(396)	(168)	0	(c)	0
Written options	0	0	0		0
Net change in unrealized appreciation (depreciation)	8,774,963	387,859	803,670		(787)
Net realized and unrealized gain	8,879,005	460,036	1,854,830		537
Net increase (decrease) in net assets resulting from operations	$8,898,716	$461,684	$1,896,988		$1,276

Oakmark.com 53

Oakmark Funds

Statements of Changes in Net Assets

(in thousands)

	Oakmark Fund
	Six Months Ended March 31, 2021 (Unaudited)		Year Ended September 30, 2020
From Operations:
Net investment income	$42,635		$114,585
Net realized gain (loss)	955,688		1,318,418
Net change in unrealized appreciation (depreciation)	3,751,520		(1,387,555)
Net increase in net assets from operations	4,749,843		45,448
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(11,993)		(726,552)
Distributions to shareholders—Advisor Class	(10,728)		(408,372)
Distributions to shareholders—Institutional Class	(7,585)		(195,832)
Distributions to shareholders—Service Class	0		(7,172)
Total distributions to shareholders	(30,306)		(1,337,928)
From Fund share transactions:
Proceeds from shares sold—Investor Class	394,033		853,510
Proceeds from shares sold—Advisor Class	445,974		907,524
Proceeds from shares sold—Institutional Class	836,538		2,782,421
Proceeds from shares sold—Service Class	3,636		15,779
Proceeds from shares sold—Class R6	1,465,841		0
Reinvestment of distributions—Investor Class	11,275		685,615
Reinvestment of distributions—Advisor Class	9,621		369,720
Reinvestment of distributions—Institutional Class	7,201		185,312
Reinvestment of distributions—Service Class	0		5,070
Payment for shares redeemed—Investor Class	(1,153,257)		(3,725,155)
Payment for shares redeemed—Advisor Class	(511,230)		(2,408,832)
Payment for shares redeemed—Institutional Class	(1,649,471	)(a)	(3,235,993	)(b)
Payment for shares redeemed—Service Class	(12,570)		(57,050)
Payment for shares redeemed—Class R6	(664,834	)(c)	0
Net decrease in net assets from Fund share transactions	(817,243)		(3,622,079)
Total increase (decrease) in net assets	3,902,294		(4,914,559)
Net assets:
Beginning of period	11,316,350		16,230,909
End of period	$15,218,644		$11,316,350

See accompanying Notes to Financial Statements.

54 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Fund (continued)
	Six Months Ended March 31, 2021 (Unaudited)		Year Ended September 30, 2020
Fund share transactions—Investor Class:
Shares sold	4,272		12,333
Shares issued in reinvestment of dividends	127		8,695
Less shares redeemed	(13,139)		(52,469)
Net decrease in shares outstanding	(8,740)		(31,441)
Fund share transactions—Advisor Class:
Shares sold	4,761		12,784
Shares issued in reinvestment of dividends	108		4,693
Less shares redeemed	(5,716)		(33,941)
Net increase in shares outstanding	(847)		(16,464)
Fund share transactions—Institutional Class:
Shares sold	10,432		37,014
Shares issued in reinvestment of dividends	81		2,352
Less shares redeemed	(18,943	)(d)	(43,602	)(e)
Net increase in shares outstanding	(8,430)		(4,236)
Fund share transactions—Service Class:
Shares sold	41		214
Shares issued in reinvestment of dividends	0		64
Less shares redeemed	(142)		(795)
Net decrease in shares outstanding	(101)		(517)
Fund share transactions—Class R6:
Shares sold	15,552		0
Less shares redeemed	(6,963	)(f)	0
Net increase in shares outstanding	8,589		0

(a)  $554,190 were redeemed through in-kind transactions.

(b)  $2,321,718 were redeemed through in-kind transactions.

(c)  $620,314 were redeemed through in-kind transactions.

(d)  7,260 shares were redeemed through in-kind transactions.

(e)  27,690 shares were redeemed through in-kind transactions.

(f)  6,525 shares were redeemed through in-kind transactions.

See accompanying Notes to Financial Statements.

Oakmark.com 55

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund
	Six Months Ended March 31, 2021 (Unaudited)		Year Ended September 30, 2020
From Operations:
Net investment income	$89		$7,815
Net realized gain (loss)	286,690		223,804
Net change in unrealized appreciation (depreciation)	1,265,605		(343,629)
Net increase (decrease) in net assets from operations	1,552,384		(112,010)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	0		(22,703)
Distributions to shareholders—Advisor Class	(4,450)		(5,554)
Distributions to shareholders—Institutional Class	(1,826)		(6,360)
Distributions to shareholders—Service Class	(38)		(3)
Total distributions to shareholders	(6,314)		(34,620)
From Fund share transactions:
Proceeds from shares sold—Investor Class	44,343		554,470
Proceeds from shares sold—Advisor Class	208,117		1,187,198
Proceeds from shares sold—Institutional Class	202,061		528,003
Proceeds from shares sold—Service Class	18,738		517
Proceeds from shares sold—Class R6	441,093		0
Reinvestment of distributions—Investor Class	0		22,285
Reinvestment of distributions—Advisor Class	4,233		4,733
Reinvestment of distributions—Institutional Class	1,706		5,855
Reinvestment of distributions—Service Class	38		2
Payment for shares redeemed—Investor Class	(236,099)		(2,210,140)
Payment for shares redeemed—Advisor Class	(191,172)		(391,430)
Payment for shares redeemed—Institutional Class	(463,077	)(a)	(611,595	)(c)
Payment for shares redeemed—Service Class	(6,066)		(4,985)
Payment for shares redeemed—Class R6	(195,057	)(f)	0
Net decrease in net assets from Fund share transactions	(171,142)		(915,087)
Total increase (decrease) in net assets	1,374,928		(1,061,717)
Net assets:
Beginning of period	3,399,094		4,460,811
End of period	$4,774,022		$3,399,094

See accompanying Notes to Financial Statements.

56 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund (continued)
	Six Months Ended March 31, 2021 (Unaudited)		Year Ended September 30, 2020
Fund share transactions—Investor Class:
Shares sold	876		16,022
Shares issued in reinvestment of dividends	0		523
Less shares redeemed	(5,049)		(59,911)
Net decrease in shares outstanding	(4,173)		(43,366)
Fund share transactions—Advisor Class:
Shares sold	4,330		31,564
Shares issued in reinvestment of dividends	89		111
Less shares redeemed	(4,036)		(10,156)
Net increase in shares outstanding	383		21,519
Fund share transactions—Institutional Class:
Shares sold	5,003		14,605
Shares issued in reinvestment of dividends	35		138
Less shares redeemed	(10,369	)(b)	(17,102	)(d)
Net increase in shares outstanding	(5,331)		(2,359)
Fund share transactions—Service Class:
Shares sold	473		14
Shares issued in reinvestment of dividends	1		0	(e)
Less shares redeemed	(127)		(129)
Net increase (decrease) in shares outstanding	347		(115)
Fund share transactions—Class R6:
Shares sold	8,980		0
Less shares redeemed	(4,036	)(g)	0
Net increase in shares outstanding	4,944		0

(a)  $165,999 were redeemed through in-kind transactions

(b)  4,302 shares were redeemed through in-kind transactions.

(c)  $318,165 were redeemed through in-kind transactions

(d)  9,238 shares were redeemed through in-kind transactions.

(e)  Amount rounds to less than $1,000.

(f)  $194,032 were redeemed through in-kind transactions

(g)  4,023 shares were redeemed through in-kind transactions.

See accompanying Notes to Financial Statements.

Oakmark.com 57

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund
	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
From Operations:
Net investment income (loss)	$(1,654)	$2,497
Net realized gain (loss)	129,437	2,255
Net change in unrealized appreciation (depreciation)	370,973	(133,928)
Net increase (decrease) in net assets from operations	498,756	(129,176)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(1,297)	(41,340)
Distributions to shareholders—Advisor Class	(778)	(10,502)
Distributions to shareholders—Institutional Class	(1,351)	(13,776)
Distributions to shareholders—Service Class	0	(453)
Total distributions to shareholders	(3,426)	(66,071)
From Fund share transactions:
Proceeds from shares sold—Investor Class	39,940	78,289
Proceeds from shares sold—Advisor Class	28,069	82,992
Proceeds from shares sold—Institutional Class	10,653	125,982
Proceeds from shares sold—Service Class	748	1,470
Proceeds from shares sold—Class R6	87,551	0
Reinvestment of distributions—Investor Class	1,268	40,612
Reinvestment of distributions—Advisor Class	704	8,434
Reinvestment of distributions—Institutional Class	1,336	13,670
Reinvestment of distributions—Service Class	0	369
Payment for shares redeemed—Investor Class	(126,755)	(425,768)
Payment for shares redeemed—Advisor Class	(29,097)	(120,742)
Payment for shares redeemed—Institutional Class	(115,713)	(95,981)
Payment for shares redeemed—Service Class	(2,074)	(4,589)
Payment for shares redeemed—Class R6	(2,314)	0
Net decrease in net assets from Fund share transactions	(105,684)	(295,262)
Total increase (decrease) in net assets	389,646	(490,509)
Net assets:
Beginning of period	1,175,861	1,666,370
End of period	$1,565,507	$1,175,861

See accompanying Notes to Financial Statements.

58 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund (continued)
	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Fund share transactions—Investor Class:
Shares sold	1,235	3,302
Shares issued in reinvestment of dividends	40	1,413
Less shares redeemed	(4,063)	(17,769)
Net decrease in shares outstanding	(2,788)	(13,054)
Fund share transactions—Advisor Class:
Shares sold	900	3,564
Shares issued in reinvestment of dividends	22	294
Less shares redeemed	(934)	(4,962)
Net increase in shares outstanding	(12)	(1,104)
Fund share transactions—Institutional Class:
Shares sold	338	5,080
Shares issued in reinvestment of dividends	42	476
Less shares redeemed	(3,599)	(4,286)
Net increase in shares outstanding	(3,219)	1,270
Fund share transactions—Service Class:
Shares sold	24	63
Shares issued in reinvestment of dividends	0	13
Less shares redeemed	(71)	(192)
Net decrease in shares outstanding	(47)	(116)
Fund share transactions—Class R6:
Shares sold	2,703	0
Less shares redeemed	(69)	0
Net increase in shares outstanding	2,634	0

See accompanying Notes to Financial Statements.

Oakmark.com 59

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund
	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
From Operations:
Net investment income (loss)	$(946)	$4,012
Net realized gain (loss)	146,104	3,662
Net change in unrealized appreciation (depreciation)	324,602	(41,292)
Net increase (decrease) in net assets from operations	469,760	(33,618)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	0	(10,219)
Distributions to shareholders—Advisor Class	(530)	(6,484)
Distributions to shareholders—Institutional Class	(825)	(8,055)
Total distributions to shareholders	(1,355)	(24,758)
From Fund share transactions:
Proceeds from shares sold—Investor Class	29,810	133,024
Proceeds from shares sold—Advisor Class	43,453	160,344
Proceeds from shares sold—Institutional Class	15,628	106,721
Proceeds from shares sold—Class R6	128,723	0
Reinvestment of distributions—Investor Class	0	9,817
Reinvestment of distributions—Advisor Class	469	5,434
Reinvestment of distributions—Institutional Class	741	6,866
Payment for shares redeemed—Investor Class	(87,671)	(431,915)
Payment for shares redeemed—Advisor Class	(63,099)	(214,678)
Payment for shares redeemed—Institutional Class	(188,854)	(212,840)
Payment for shares redeemed—Class R6	(4,016)	0
Net decrease in net assets from Fund share transactions	(124,816)	(437,227)
Total increase (decrease) in net assets	343,589	(495,603)
Net assets:
Beginning of period	1,290,699	1,786,302
End of period	$1,634,288	$1,290,699
Fund share transactions—Investor Class:
Shares sold	1,405	8,132
Shares issued in reinvestment of dividends	0	542
Less shares redeemed	(4,327)	(27,481)
Net decrease in shares outstanding	(2,922)	(18,807)
Fund share transactions—Advisor Class:
Shares sold	2,049	10,097
Shares issued in reinvestment of dividends	23	301
Less shares redeemed	(3,032)	(13,811)
Net increase in shares outstanding	(960)	(3,413)
Fund share transactions—Institutional Class:
Shares sold	755	6,515
Shares issued in reinvestment of dividends	35	380
Less shares redeemed	(8,992)	(14,372)
Net increase in shares outstanding	(8,202)	(7,477)
Fund share transactions—Class R6:
Shares sold	5,967	0
Less shares redeemed	(175)	0
Net increase in shares outstanding	5,792	0

See accompanying Notes to Financial Statements.

60 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund
	Six Months Ended March 31, 2021 (Unaudited)		Year Ended September 30, 2020
From Operations:
Net investment income	$19,711		$131,269
Net realized gain (loss)	104,042		(1,492,438)
Net change in unrealized appreciation (depreciation)	8,774,963		(2,280,055)
Net increase (decrease) in net assets from operations	8,898,716		(3,641,224)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(31,246)		(273,582)
Distributions to shareholders—Advisor Class	(37,862)		(137,704)
Distributions to shareholders—Institutional Class	(48,820)		(205,472)
Distributions to shareholders—Service Class	(110)		(4,362)
Total distributions to shareholders	(118,038)		(621,120)
From Fund share transactions:
Proceeds from shares sold—Investor Class	689,165		2,496,412
Proceeds from shares sold—Advisor Class	997,488		3,889,737
Proceeds from shares sold—Institutional Class	848,843		3,114,225
Proceeds from shares sold—Service Class	17,499		70,063
Proceeds from shares sold—Class R6	1,132,622		0
Reinvestment of distributions—Investor Class	29,913		262,972
Reinvestment of distributions—Advisor Class	21,958		86,948
Reinvestment of distributions—Institutional Class	42,668		177,573
Reinvestment of distributions—Service Class	53		2,484
Payment for shares redeemed—Investor Class	(2,350,277)		(7,343,638)
Payment for shares redeemed—Advisor Class	(1,485,255)		(3,432,251)
Payment for shares redeemed—Institutional Class	(2,727,409	)(a)	(4,148,695)
Payment for shares redeemed—Service Class	(100,680)		(165,169)
Payment for shares redeemed—Class R6	(32,539)		0
Net decrease in net assets from Fund share transactions	(2,915,951)		(4,989,339)
Total increase (decrease) in net assets	5,864,727		(9,251,683)
Net assets:
Beginning of period	21,660,053		30,911,736
End of period	$27,524,780		$21,660,053

See accompanying Notes to Financial Statements.

Oakmark.com 61

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund (continued)
	Six Months Ended March 31, 2021 (Unaudited)		Year Ended September 30, 2020
Fund share transactions—Investor Class:
Shares sold	27,399		129,849
Shares issued in reinvestment of dividends	1,174		10,795
Less shares redeemed	(94,297)		(372,394)
Net decrease in shares outstanding	(65,724)		(231,750)
Fund share transactions—Advisor Class:
Shares sold	38,792		198,617
Shares issued in reinvestment of dividends	864		3,575
Less shares redeemed	(59,465)		(179,524)
Net increase in shares outstanding	(19,809)		22,668
Fund share transactions—Institutional Class:
Shares sold	32,931		158,670
Shares issued in reinvestment of dividends	1,677		7,298
Less shares redeemed	(105,445	)(b)	(216,010)
Net increase in shares outstanding	(70,837)		(50,042)
Fund share transactions—Service Class:
Shares sold	702		3,604
Shares issued in reinvestment of dividends	2		101
Less shares redeemed	(3,995)		(7,860)
Net decrease in shares outstanding	(3,291)		(4,155)
Fund share transactions—Class R6:
Shares sold	41,220		0
Less shares redeemed	(1,137)		0
Net increase in shares outstanding	40,083		0

(a)  $87,634 were redeemed through in-kind transactions.

(b)  3,243 shares were redeemed through in-kind transactions.

See accompanying Notes to Financial Statements.

62 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund
	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
From Operations:
Net investment income	$1,648	$29,190
Net realized gain (loss)	72,177	(77,323)
Net change in unrealized appreciation (depreciation)	387,859	(68,628)
Net increase (decrease) in net assets from operations	461,684	(116,761)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(9,119)	(1,243)
Distributions to shareholders—Advisor Class	(3,675)	(541)
Distributions to shareholders—Institutional Class	(15,216)	(3,050)
Distributions to shareholders—Service Class	(12)	0
Total distributions to shareholders	(28,022)	(4,834)
From Fund share transactions:
Proceeds from shares sold—Investor Class	52,542	95,404
Proceeds from shares sold—Advisor Class	21,222	80,461
Proceeds from shares sold—Institutional Class	54,311	223,287
Proceeds from shares sold—Service Class	51	278
Proceeds from shares sold—Class R6	63,787	0
Reinvestment of distributions—Investor Class	8,902	1,216
Reinvestment of distributions—Advisor Class	3,299	454
Reinvestment of distributions—Institutional Class	8,177	1,781
Reinvestment of distributions—Service Class	7	0
Payment for shares redeemed—Investor Class	(76,692)	(217,061)
Payment for shares redeemed—Advisor Class	(27,921)	(52,851)
Payment for shares redeemed—Institutional Class	(172,691)	(277,131)
Payment for shares redeemed—Service Class	(355)	(425)
Payment for shares redeemed—Class R6	(179)	0
Net decrease in net assets from Fund share transactions	(65,540)	(144,587)
Total increase (decrease) in net assets	368,122	(266,182)
Net assets:
Beginning of period	1,159,566	1,425,748
End of period	$1,527,688	$1,159,566
See accompanying Notes to Financial Statements.

Oakmark.com 63

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund (continued)
	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Fund share transactions—Investor Class:
Shares sold	3,319	7,380
Shares issued in reinvestment of dividends	539	76
Less shares redeemed	(4,627)	(16,403)
Net decrease in shares outstanding	(769)	(8,947)
Fund share transactions—Advisor Class:
Shares sold	1,246	5,926
Shares issued in reinvestment of dividends	200	29
Less shares redeemed	(1,690)	(4,316)
Net increase in shares outstanding	(244)	1,639
Fund share transactions—Institutional Class:
Shares sold	3,208	17,551
Shares issued in reinvestment of dividends	497	112
Less shares redeemed	(10,165)	(23,109)
Net increase in shares outstanding	(6,460)	(5,446)
Fund share transactions—Service Class:
Shares sold	3	21
Shares issued in reinvestment of dividends	1	0
Less shares redeemed	(24)	(30)
Net decrease in shares outstanding	(20)	(9)
Fund share transactions—Class R6:
Shares sold	3,776	0
Less shares redeemed	(10)	0
Net increase in shares outstanding	3,766	0

See accompanying Notes to Financial Statements.

64 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund
	Six Months Ended March 31, 2021 (Unaudited)		Year Ended September 30, 2020
From Operations:
Net investment income	$42,158		$149,625
Net realized gain (loss)	1,051,160		609,843
Net change in unrealized appreciation (depreciation)	803,670		(994,011)
Net increase (decrease) in net assets from operations	1,896,988		(234,543)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(235,119)		(749,755)
Distributions to shareholders—Advisor Class	(43,545)		(119,524)
Distributions to shareholders—Institutional Class	(38,067)		(106,615)
Distributions to shareholders—Service Class	(6,285)		(23,160)
Total distributions to shareholders	(323,016)		(999,054)
From Fund share transactions:
Proceeds from shares sold—Investor Class	131,187		425,123
Proceeds from shares sold—Advisor Class	60,550		188,704
Proceeds from shares sold—Institutional Class	739,731		622,056
Proceeds from shares sold—Service Class	9,044		23,233
Proceeds from shares sold—Class R6	78,643		0
Reinvestment of distributions—Investor Class	223,724		718,160
Reinvestment of distributions—Advisor Class	37,649		98,593
Reinvestment of distributions—Institutional Class	35,843		101,501
Reinvestment of distributions—Service Class	5,684		20,919
Payment for shares redeemed—Investor Class	(1,330,417)		(3,746,674)
Payment for shares redeemed—Advisor Class	(134,587)		(529,667)
Payment for shares redeemed—Institutional Class	(1,067,579	)(a)	(925,603	)(c)
Payment for shares redeemed—Service Class	(59,698)		(136,264)
Payment for shares redeemed—Class R6	(3,247)		0
Net decrease in net assets from Fund share transactions	(1,273,473)		(3,139,919)
Total increase (decrease) in net assets	300,499		(4,373,516)
Net assets:
Beginning of period	7,462,841		11,836,357
End of period	$7,763,340		$7,462,841

See accompanying Notes to Financial Statements.

Oakmark.com 65

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund (continued)
	Six Months Ended March 31, 2021 (Unaudited)		Year Ended September 30, 2020
Fund share transactions—Investor Class:
Shares sold	4,185		15,463
Shares issued in reinvestment of dividends	7,381		24,764
Less shares redeemed	(43,437)		(137,779)
Net decrease in shares outstanding	(31,871)		(97,552)
Fund share transactions—Advisor Class:
Shares sold	1,923		6,663
Shares issued in reinvestment of dividends	1,243		3,402
Less shares redeemed	(4,394)		(19,924)
Net increase in shares outstanding	(1,228)		(9,859)
Fund share transactions—Institutional Class:
Shares sold	24,599		22,918
Shares issued in reinvestment of dividends	1,183		3,502
Less shares redeemed	(35,092	)(b)	(34,948	)(d)
Net increase in shares outstanding	(9,310)		(8,528)
Fund share transactions—Service Class:
Shares sold	291		852
Shares issued in reinvestment of dividends	188		725
Less shares redeemed	(1,961)		(4,932)
Net decrease in shares outstanding	(1,482)		(3,355)
Fund share transactions—Class R6:
Shares sold	2,516		0
Less shares redeemed	(98)		0
Net increase in shares outstanding	2,418		0

(a)  $698,005 were redeemed through in-kind transactions.

(b)  23,097 shares were redeemed through in-kind transactions.

(c)  $370,235 were redeemed through in-kind transactions.

(d)  14,058 shares were redeemed through in-kind transactions.

See accompanying Notes to Financial Statements.

66 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Bond Fund
	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020(a)
From Operations:
Net investment income	$739	$284
Net realized gain (loss)	1,324	174
Net change in unrealized appreciation (depreciation)	(787)	1,018
Net increase in net assets from operations	1,276	1,476
Distributions to shareholders from:
Distributions to shareholders—Advisor Class	(8)	(2)
Distributions to shareholders—Institutional Class	(605)	(268)
Distributions to shareholders—Class R6	(495)	0
Total distributions to shareholders	(1,108)	(270)
From Fund share transactions:
Proceeds from shares sold—Advisor Class	767	600
Proceeds from shares sold—Institutional Class	4,254	77,527
Proceeds from shares sold—Class R6	85,488	0
Reinvestment of distributions—Advisor Class	9	2
Reinvestment of distributions—Institutional Class	605	268
Reinvestment of distributions—Class R6	495	0
Payment for shares redeemed—Advisor Class	(108)	(1)
Payment for shares redeemed—Institutional Class	(81,970)	(3)
Payment for shares redeemed—Class R6	(5)	0
Net increase in net assets from Fund share transactions	9,535	78,393
Total increase in net assets	9,703	79,599
Net assets:
Beginning of period	79,599	—
End of period	$89,302	$79,599
Fund share transactions—Advisor Class:
Shares sold	74	60
Shares issued in reinvestment of dividends	1	0 (b)
Less shares redeemed	(10)	0 (b)
Net increase in shares outstanding	65	60
Fund share transactions—Institutional Class:
Shares sold	413	7,740
Shares issued in reinvestment of dividends	59	26
Less shares redeemed	(7,942)	0 (b)
Net increase in shares outstanding	(7,470)	7,766
Fund share transactions—Class R6:
Shares sold	8,283	0
Shares issued in reinvestment of dividends	48	0
Less shares redeemed	0 (b)	0
Net increase in shares outstanding	8,331	0

(a)  Commenced operations on 6/10/2020.

(b)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

Oakmark.com 67

Oakmark Funds

Notes to Financial Statements

1.  SIGNIFICANT ACCOUNTING POLICIES

Organization

The following are the significant accounting policies of Oakmark Fund ("Oakmark"), Oakmark Select Fund ("Select"), Oakmark Global Fund ("Global"), Oakmark Global Select Fund ("Global Select"), Oakmark International Fund ("International"), Oakmark International Small Cap Fund ("Int'l Small Cap"), Oakmark Equity and Income Fund ("Equity and Income") and Oakmark Bond Fund ("Bond") collectively referred to as the "Funds," each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, organized on February 1, 1991, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services—Investment Companies. Each Fund, other than Select and Global Select, is diversified in accordance with the 1940 Act. The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Class disclosure

Each Fund, except Bond Fund, offers five classes of shares: Investor Class Shares, Advisor Class Shares, Institutional Class Shares, R6 Class Shares and Service Class Shares. Bond Fund offers Advisor Class Shares, Institutional Class Shares and R6 Class Shares. Investor Class, Advisor Class, Institutional Class and R6 Class Shares are offered for purchase directly from the Funds and through certain intermediaries who have entered into an agreement with the Funds' distributor and/or Harris Associates L.P., investment adviser to the Funds (the "Adviser"). Investor Class and Service Class Shares are offered to certain retirement plans, such as 401(k) and profit sharing plans. Investor Class and Service Class Shares of a Fund each pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund's Investor or Service Class Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts. Global Select had no outstanding Service Class Shares during the six-month period ended March 31, 2021.

Income, realized and unrealized capital gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to each class pro rata based on the relative net assets of each class. Transfer and divided disbursing agent fees, other shareholder servicing fees, and reports to shareholders expenses are specific to each class.

Security valuation

The share price is also called the net asset value (the "NAV") of a share. The NAV of shares of each class is normally determined by the Funds' custodian as of the close of regular session trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day on which the NYSE is open for regular trading. If the NYSE is unexpectedly closed on a day it would normally be open for business, or if the NYSE has an unscheduled early closure, the Funds reserve the right to accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

The NYSE is closed on Saturdays and Sundays and on New Year's Day, the third Mondays in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. A Fund's NAV will not be calculated on days when the NYSE is closed. The NAV of a class of Fund shares is determined by dividing the value of the assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

Trading in securities of non-U.S. issuers takes place in various markets on some days and at times when the NYSE is not open for trading. In addition, securities of non-U.S. issuers may not trade on some days when the NYSE is open for trading. The value of the Funds' portfolio holdings may change on days when the NYSE is not open for trading and you cannot purchase or redeem Fund shares.

Equity securities principally traded on securities exchanges in the United States are valued at the last sale price or the official closing price as of the time of valuation on that exchange, or lacking a reported sale price on the principal exchange at the time of valuation, at the most recent bid quotation. Each over-the-counter security traded on the NASDAQ National Market System shall be valued at the NASDAQ Official Closing Price ("NOCP"), or lacking a NOCP at the time of valuation, at the most recent bid quotation. Other over-the-counter securities are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Each equity security principally traded on a securities exchange outside the United States shall be valued, depending on local convention or regulation, at the last sale price, the last bid or asked price, the mean between the last bid and asked prices, the official closing price, an auction price, or the pricing convention accepted as the official closing price by MSCI for their index calculations. If there are unexpected disruptions in the primary market or valuations from the primary market are deemed suspect, equity securities may be valued based on a pricing composite or valuations from another exchange as of the close of the regular trading hours on the appropriate exchange or other designated time. The market value of exchange-traded securities is determined by using prices provided by one or more independent pricing services, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term debt instruments (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instruments are valued at the latest bid quotation or an evaluated price from an independent pricing service. If a bid quotation or evaluated price from a pricing vendor is not available for short-term debt instrument or money market instrument maturing in 60 days or less from date of valuation, such

68 OAKMARK FUNDS

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instruments are valued at amortized cost, which approximates market value. All other debt instruments are valued at the latest bid quotation or at an evaluated price provided by an independent pricing service. The pricing service may use standard inputs, such as benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data, including market research publications. For certain security types, additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data. Options are valued at the mean of the most recent bid and asked quotations. In the event an option is out-of-the-money and no bid is available, a zero value may be assumed as the bid for purposes of calculating the mean of the most recent bid and ask quotations. In the event that designated pricing vendors are unable to provide valuations or timely valuations for FLEX options on a given day, each FLEX option purchased or written may be valued using the Option Valuation (OVME) function on Bloomberg. The OVME function requires objective inputs (strike price, exercise style and expiration dates) to derive a valuation using Bloomberg's proprietary calculations. FLEX options shall be valued at the mid of the buy and sell valuations produced by OVME. If values or prices are not readily available or are deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the primary market or exchange on which that security is traded and before the close of the NYSE, the security will be valued at a fair value determined in good faith in accordance with Fund policies and procedures approved by the Board. The Funds may use a systematic fair valuation model provided by an independent pricing service to value securities of non-U.S. issuers in order to adjust for changes in value that may occur between the close of certain foreign exchanges and the NYSE. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at a current exchange price quoted by an independent pricing service or any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in good faith in accordance with Fund policies and procedures. Although fair valuation may be more commonly used with equity securities of non-U.S. issuers, it also may be used in a range of other circumstances, including thinly-traded domestic securities or fixed-income securities. When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.

Fair value measurement

Various inputs are used in determining the value of each Fund's investments. These inputs are prioritized into three broad levels as follows:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk and others)

Level 3—significant unobservable inputs (including the assumptions of the Adviser in determining the fair value of investments)

Observable inputs are those based on market data obtained from independent sources and unobservable inputs reflect the Adviser's own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2021, in valuing each Fund's assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for common stocks, fixed income and short-term investments in the table below are presented by industry or investment type in each Fund's Schedule of Investments. Information on forward foreign currency contracts is presented in each Fund's Schedule of Investments.

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Oakmark
Common Stocks	$14,908,378	$0	$0
Short-Term Investments	0	338,138	0
Call Options Written	(40,996)	0	0
Total	$14,867,382	$338,138	$0
Select
Common Stocks	$4,665,515	$0	$0
Short-Term Investments	0	133,733	0
Call Options Written	(25,843)	0	0
Total	$4,639,672	$133,733	$0

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(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Global
Common Stocks	$1,526,042	$0	$0
Warrants	157	0	0
Short-Term Investments	0	39,580	0
Forward Foreign Currency Contracts - Assets	0	1,259	0
Total	$1,526,199	$40,839	$0
Global Select
Common Stocks	$1,590,194	$0	$0
Short-Term Investments	0	44,996	0
Forward Foreign Currency Contracts - Assets	0	1,646	0
Total	$1,590,194	$46,642	$0
International
Common Stocks	$26,465,462	$0	$0
Preferred Stocks	53,644	0	0
Short-Term Investments	0	819,405	0
Forward Foreign Currency Contracts - Assets	0	21,271	0
Total	$26,519,106	$840,676	$0
Int'l Small Cap
Common Stocks	$1,469,058	$0	$0
Short-Term Investments	0	50,045	0
Forward Foreign Currency Contracts - Assets	0	1,230	0
Total	$1,469,058	$51,275	$0
Equity and Income
Common Stocks	$5,323,866	$0	$0
Preferred Stocks	24,269	0	0
Corporate Bonds	0	1,367,125	0
Government and Agency Securities	0	531,561	0
Bank Loans	0	73,568	0
Short-Term Investments	0	475,679	0
Total	$5,348,135	$2,447,933	$0
Bond
Preferred Stocks	$1,965	$0	$0
Corporate Bonds	0	53,668	0
Government and Agency Securities	0	21,916	0
Bank Loans	0	5,998	0
Short-Term Investments	0	7,563	0
Total	$1,965	$89,145	$0

Offsetting assets and liabilities

ASC 210 requires entities to disclose gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. This disclosure is limited to derivative instruments, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions.

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At March 31, 2021, certain Funds held open forward foreign currency contracts that were subject to a foreign exchange settlement and netting agreement with the same counterparty. The agreement includes provisions for general obligations, representations and certain events of default or termination. The agreement includes provisions for netting arrangements that may reduce credit risk and counterparty risk associated with relevant transactions in the event a counterparty fails to meet its obligations. The net recognized assets or liabilities related to open forward foreign currency contracts are presented in the Statements of Assets and Liabilities. The gross recognized assets (appreciation) and liabilities (depreciation) by contract are presented in the forward foreign currency contract table included in the Fund's Schedule of Investments.

At March 31, 2021, each Fund held investments in repurchase agreements. The gross value of these investments and the value of the related collateral are presented in each Fund's Schedule of Investments. The value of the related collateral for each Fund exceeded the value of the repurchase agreements held at period end.

The value of the securities on loan and the value of the related collateral as of period end, if any, are included in the Securities lending section of Note 1 to Financial Statements.

Foreign currency translations

Certain Funds invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Net realized gains and losses on foreign currency transactions arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and tax reclaims recorded and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions in the Statements of Operations. Unrealized gains and losses arising from changes in the fair value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates are included in net change in unrealized appreciation (depreciation) on foreign currency translation in the Statements of Operations.

Forward foreign currency contracts

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rates. Unrealized gain or loss on the contracts, as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the period, is included in the Statements of Assets and Liabilities. Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period are included in the Statements of Operations.

At March 31, 2021, Global, Global Select, International and Int'l Small Cap held non-collateralized, forward foreign currency contracts, which are considered derivative instruments, each of whose counterparty is State Street Bank and Trust Company ("State Street") and are listed in the Fund's Schedule of Investments.

For the period ended March 31, 2021, the notional value of forward foreign currency contracts opened and the notional value of settled contracts is listed by Fund in the table below (in thousands):

Fund	Currency Contracts Opened	Currency Contracts Settled
Global	$19,526	$16,577
Global Select	25,519	26,336
International	329,846	218,612
Int'l Small Cap	19,078	13,267

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Discount is accreted on long-term fixed income securities using the yield-to-maturity method. Premium is amortized on long-term fixed income securities using the yield-to-earliest call method. Withholding taxes and tax reclaims on foreign dividends have been provided for in

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accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

Short sales

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of the short sale. Each Fund may sell shares of when-issued securities. Typically, a Fund sells when-issued securities when a company announces a spin-off or re-organization, and the post-spin-off or post-re-organization shares begin trading on a when-issued basis prior to the effective date of the corporate action. A sale of a when-issued security is treated as a short sale for accounting purposes. After the effective date, when shares of the new company are received, any shares sold on a when-issued basis will be delivered to the counterparty. At March 31, 2021, none of the Funds had short sales.

When-issued or delayed-delivery securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons. At March 31, 2021, none of the Funds held when-issued securities.

Accounting for options

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of OTC derivatives, the failure of the counterparty to honor its obligation under the contract.

Oakmark and Select used purchased options for tax management purposes during the period ended March 31, 2021. Realized gains and losses and the net change in unrealized appreciation (depreciation) on purchased equity options for the period, if any, are included in the Fund's Statement of Operations. There were no outstanding purchased options as of March 31, 2021.

Oakmark and Select used options written for tax management purposes during the period ended March 31, 2021. Realized gains and losses and the net change in unrealized appreciation (depreciation) on written equity options for the period, if any, are included in the Fund's Statement of Operations. Written options outstanding, if any, are listed on each Fund's Schedule of Investments and shown as liabilities on the Fund's Statement of Assets and Liabilities.

For the period ended March 31, 2021, the amount of premiums paid (received) for equity options purchased and written are listed by Fund in the table below (in thousands):

Fund	Equity Options Purchased	Equity Options Written
Oakmark	$8,297	$(62,974)
Select	6,332	(38,468)

Credit facility

The Trust has a $200 million committed unsecured line of credit and a $300 million uncommitted unsecured discretionary demand line of credit (the "Facility") with State Street. Prior to February 26, 2021, borrowings under the Facility bore interest at

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Notes to Financial Statements (continued)

1.25% above the greater of the Federal Funds Effective Rate or LIBOR, as defined in the credit agreement. Beginning February 26, 2021, borrowings under the Facility bear interest at 1.35% above the greater of the Federal Funds Effective Rate or the Overnight Bank Fund Rate, as defined in the credit agreement. To maintain the Facility, an annualized commitment fee of 0.20% on the unused committed portion is charged to the Trust. Fees and interest expense, if any, related to the Facility are included in other expenses in the Statements of Operations. There were no borrowings under the Facility during the period ended March 31, 2021.

Expense offset arrangement

State Street serves as custodian of the Funds. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations. During the period ended March 31, 2021, none of the Funds received an expense offset credit.

Repurchase agreements

Each Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.

The Funds' custodian receives delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the value of the collateral be at least equal to 102% of the repurchase price, including interest. The Adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. At March 31, 2021, all of the Funds held repurchase agreements.

Security lending

Each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, cash equivalents or U.S. Treasury or agency securities maintained on a current basis in an amount at least equal to the fair value of the securities loaned by a Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund has the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. There could also be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period. A Fund may not exercise proxy voting rights for a security that is on loan if it is unable to recall the security prior to the record date. The Trust, on behalf of the Funds, has entered into an agreement with State Street to serve as its agent for the purpose of lending securities and maintaining the collateral account. Security lending income, if any, net of any fees retained by the securities lending agent, is included in the Statement of Operations.

At March 31, 2021, International and Int'l Small Cap had securities on loan with a value of $75,541,717 and $14,560,737, respectively, and held as collateral for the loans U.S. Treasury securities with a value of $79,436,112 and $15,298,630, respectively.

Interfund lending

Pursuant to an exemptive order issued by the SEC, the Funds may participate in an interfund lending program. This program provides an alternative credit facility that allows the Funds to lend money to, and borrow money from, each other for temporary purposes (an "Interfund Loan"). All Interfund Loans are subject to conditions pursuant to the SEC exemptive order designed to ensure fair and equitable treatment of participating Funds. Any Interfund Loan would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. There were no interfund loans during the period ended March 31, 2021.

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Oakmark Funds

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2.  TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with the Adviser. For management services and facilities furnished, the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. Annual fee rates are as follows:

Effective December 15, 2020, the annual rates of fees as a percentage of each other Fund's net assets are as follows:

Fund	Advisory Fees
Oakmark	0.686% up to $250 million;
0.661% on the next $250 million;
0.641% on the next 4.5 billion;
0.626% on the next $10 billion;
0.596% on the next $5 billion;
0.566% on the next $5 billion;
0.536% on the next $10 billion; and
0.516% over $35 billion
Select	0.778% up to $250 million; 0.753% on the next $250 million; 0.733% on the next $3.5 billion; 0.713% on the next $5 billion; 0.653% on the next $2 billion; and 0.628% over $11 billion
Global	0.850% up to $250 million; 0.825% on the next $250 million; 0.805% on the next $4.5 billion; 0.790% on the next $10 billion; and 0.780% over $15 billion
Global Select	0.820% up to $250 million; 0.795% up to $250 million; 0.775% on the next $4.5 billion; 0.760% on the next $10 billion; and 0.750% over $15 billion
Fund	Advisory Fees
International	0.805% up to $250 million;
0.780% on the next $250 million;
0.760% on the next 4.5 billion;
0.745% on the next $10 billion;
0.730% on the next $20 billion;
0.720% on the next $5 billion;
0.710% on the next $5 billion; and
0.700% over $45 billion
Int'l Small Cap	1.040% up to $250 million; 1.015% on the next $250 million; 0.995% on the next $4.5 billion; 0.980% on the next $10 billion; and 0.970% over $15 billion
Equity and Income	0.600% up to $250 million;
0.575% on the next 250 million;
0.555% on the next $4.5 billion;
0.525% on the next $5 billion;
0.495% on the next $3 billion;
0.465% on the next $3.5 billion;
0.435% on the next $10 billion; and
0.405% over $26.5 billion
Bond	0.39% of net assets

Prior to December 15, 2020, the annual rates of fees as a percentage of each other Fund's net assets are as follows:

Fund	Advisory Fees
Oakmark	1.00% up to $2 billion;
0.90% on the next $1 billion;
0.80% on the next $2 billion;
0.75% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.625% on the next $2.5 billion;
0.620% on the next $12.5 billion;
0.615% on the next $10 billion; and
0.610% over $35 billion
Select	1.00% up to $1 billion;
0.95% on the next $500 million;
0.90% on the next $500 million;
0.85% on the next $500 million;
0.80% on the next $2.5 billion;
0.75% on the next $5 billion; and
0.725% over $10 billion
Global	1.00% up to $2 billion; 0.95% on the next $2 billion; 0.90% on the next $4 billion; and 0.875% over $8 billion
Global Select	1.00% up to $2 billion; 0.95% on the next $1 billion; 0.875% over $4 billion; and 0.85% over $7 billion
Fund	Advisory Fees
International	1.00% up to $2 billion;
0.95% on the next $1 billion;
0.85% on the next $2 billion;
0.825% on the next $2.5 billion;
0.815% on the next $3.5 billion;
0.805% on the next $5.5 billion;
0.80% on the next $6.5 billion;
0.795% on the next $7 billion;
0.790% on the next $5 billion;
0.785% on the next $10 billion;
0.775% on the next $5 billion; and
0.770% over $50 billion
Int'l Small Cap	1.25% up to $500 million; 1.10% on the next $1 billion; 1.05% on the next $2 billion; 1.025% on the next $1.5 billion; and 1.00% over $5 billion
Equity and Income	0.75% up to $5 billion;
0.70% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.65% on the next $2.5 billion;
0.60% on the next $3.5 billion;
0.585% on the next $5 billion;
0.5775% on the next $7 billion; and
0.5725% over $28 billion
Bond	0.39% of net assets

74 OAKMARK FUNDS

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Notes to Financial Statements (continued)

Effective December 15, 2020, the Adviser has contractually agreed, through January 27, 2022, to waive the advisory fee otherwise payable to it by 0.02% with respect to each Fund, except Bond Fund. When determining whether a Fund's total expenses exceed the additional contractual expense cap described below, a Fund's net advisory fee, reflecting application of the advisory fee waiver, will be used to calculate a Fund's total expenses. The Adviser is not entitled to collect on or make a claim for waived fees that are the subject of this undertaking at any time in the future. This arrangement may only be modified or amended with approval from a Fund and the Adviser. The advisory fees waived for each Fund are included in the Statement of Operations.

Prior to December 15, 2020, the Adviser had contractually agreed, through January 27, 2021, to waive the advisory fee otherwise payable to it by the following percentages with respect to each Fund: 0.043% for Oakmark; 0.074% for Select; 0.059% for Global; 0.066% for Global Select; 0.052% for International and 0.099% for Equity and Income.

The Adviser has contractually agreed, through January 27, 2022, to reimburse each Fund Class to the extent, but only to the extent that the annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of each Fund Class.

Fund	Investor Class	Advisor Class	Institutional Class	R6 Class	Service Class
Oakmark	1.40%	1.15%	1.10%	0.95%	1.40%
Select	1.50	1.25	1.20	1.05	1.50
Global	1.55	1.30	1.25	1.10	1.55
Global Select	1.55	1.30	1.25	1.10	—
International	1.55	1.30	1.25	1.10	1.55
Int'l Small Cap	1.75	1.50	1.45	1.30	1.75
Equity and Income	1.25	1.00	0.95	0.80	1.25
Bond	—	0.64	0.59	0.44	—

Prior to December 15, 2020, the Adviser had contractually agreed, through January 27, 2021, to reimburse each Fund Class to the extent, but only to the extent that the annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of each Fund Class.

Fund	Investor Class	Advisor Class	Institutional Class	Service Class
Oakmark	1.50%	1.40%	1.30%	1.75%
Select	1.50	1.40	1.30	1.75
Global	1.75	1.65	1.55	2.00
Global Select	1.75	1.65	1.55	2.00
International	2.00	1.90	1.80	2.25
Int'l Small Cap	2.00	1.90	1.80	2.25
Equity and Income	1.00	0.90	0.80	1.25
Bond	—	0.54	0.44	—

During the six-month period ended March 31, 2021, Fund Class expenses have been reimbursed as follows1:

Fund	Class	Amount
Bond	Advisor	$1
Bond	Institutional	79
Bond	R6	121

The Adviser is entitled to recoup from assets attributable to any Fund Class amounts reimbursed to that Fund Class, except to the extent that the Fund Class already has paid such recoupment to the Adviser or such recoupment would cause that Class' total operating expenses to exceed the expense limitation or to exceed any lower limit in effect at the time of recoupment. Any such repayment must be made within three fiscal years after the year in which the reimbursement occurred. As of March 31, 2021, the following amounts are subject to recoupment (in thousands).

Fund	Class	Amount Incurred	Date	Expiration Date
Bond	Advisor	$5	09/30/20	09/30/2023
Bond	Institutional	422	09/30/20	09/30/2023

1  Expenses reimbursed are subject to possible recovery until September 30, 2024

Oakmark.com 75

Oakmark Funds

Notes to Financial Statements (continued)

The Adviser and/or the Funds have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of the intermediary fees pursuant to an agreement with the Adviser and the Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations.

The Independent Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of a participant's deferral account is determined by reference to the change in value of one or more approved funds as specified by the participant. Benefits would be payable after a stated number of years or retirement from the Board of Trustees. The accrued obligations of the Funds under the plan are reflected as deferred Trustee compensation in the Statements of Assets and Liabilities. The change in the accrued obligations for the period is included in Trustees' fees in the Statements of Operations. The Trust pays the compensation of the Trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its Trustees.

The Funds reimburse the Adviser for a portion of the compensation paid to the Funds' Chief Compliance Officer ("CCO"). The CCO expenses incurred by the Funds are included in other expenses in the Statements of Operations.

3.  FEDERAL INCOME TAXES

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. The Adviser has determined that no income tax provision for uncertain tax positions is required in the Funds' financial statements. Generally, each of the tax years in the four-year period ended March 31, 2021, remains subject to examination by taxing authorities.

At March 31, 2021, the cost of investments for federal income tax purposes and related composition of unrealized gains and losses for each Fund were as follows (in thousands):

Fund	Cost of Investments for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Oakmark	$7,792,993	$7,418,169	$(5,639)	$7,412,530
Select	2,403,406	2,369,999	(4,493)	2,365,506
Global	1,035,913	556,756	(27,871)	528,885
Global Select	1,205,664	505,114	(75,588)	429,526
International	24,547,563	4,831,332	(2,062,240)	2,769,092
Int'l Small Cap	1,286,539	314,088	(81,525)	232,563
Equity and Income	4,946,449	2,855,608	(5,989)	2,849,619
Bond	90,879	1,249	(1,018)	231

As of March 31, 2021, the short- and long-term capital losses available to offset future capital gains were as follows (in thousands):

	Short-Term	Long-Term	Total
Select	$4,095	$0	$4,095
International	1,530,208	565,661	2,095,869
Int'l Small Cap	101,887	27,065	128,952

At March 31, 2021, the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long- Term Gain	Total Distributable Earnings
Oakmark	$85,448	$113,342	$198,790
Select	56	0	56
Global	4,375	116,627	121,002
Global Select	724	118,648	119,372
International	187,089	0	187,089
Int'l Small Cap	4,240	0	4,240
Equity and Income	24,077	427,557	451,634
Bond	1,158	0	1,158

76 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

During the six-month period ended March 31, 2021, and the year ended September 30, 2020, the tax character of distributions paid was as follows (in thousands):

	Period Ended March 31, 2020		Year Ended September 30, 2020
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Oakmark	$30,306	$0	$138,686	$1,199,242
Select	6,314	0	34,620	0
Global	3,426	0	25,072	40,099
Global Select	1,355	0	24,758	0
International	118,038	0	621,120	0
Int'l Small Cap	28,022	0	4,834	0
Equity and Income	90,402	232,614	194,449	804,605
Bond	1,108	0	270	0

On March 31, 2021, the Funds had temporary book/tax differences in undistributed earnings that were primarily attributable to trustee deferred compensation expenses, passive foreign investment companies, foreign currency contracts, deferrals of capital losses on wash sales and straddle adjustments. Temporary differences will reverse over time. The Funds have permanent differences in book/tax undistributed earnings primarily attributable to equalization debits, redemptions in kind and distribution re-designations. Permanent differences will be recorded in their respective component of the Analysis of Net Assets at the year ended September 30, 2021.

Permanent differences incurred during the six-month period ended March 31, 2021, will result in the following reclassifications among the components of net assets for the year ended September 30, 2021 (in thousands):

Fund	Paid in Capital	Distributable Earnings
Oakmark	$795,290	$(795,290)
Select	256,986	(256,986)
Global	10,783	(10,783)
Global Select	13,267	(13,267)
International	30,719	(30,719)
Int'l Small Cap	373	(373)
Equity and Income	612,508	(612,508)
Bond	0	0

4.  INVESTMENT TRANSACTIONS

For the six-month period ended March 31, 2021, transactions in investment securities (excluding short-term, in-kind transactions and U.S. government securities) were as follows (in thousands):

	Oakmark	Select	Global	Global Select	International	Int'l Small Cap	Equity and Income	Bond
Purchases	$1,466,149	$285,992	$255,643	$301,684	$5,930,492	$251,410	$616,572	$38,845
Proceeds from sales	667,931	138,013	372,848	423,460	9,181,612	363,386	1,518,376	28,484

Purchases at cost (in thousands) of long-term U.S. government securities for the period ended March 31, 2021, were $0 and $6,462, respectively, for Equity and Income and Bond. Proceeds from sales (in thousands) of long-term U.S. government securities for the period ended March 31, 2021 were $299,571 and $6,323, respectively, for Equity and Income and Bond.

During the six-month period ended March 31, 2021, Oakmark, Select, International, and Equity and Income had in-kind sales transactions (in thousands) of $ 1,174,503, $ 360,031, $87,634 and $ 698,005 respectively.

During the six-month period ended March 31, 2021, none of the Funds engaged in transactions with funds that have a common advisor.

5.  INVESTMENTS IN AFFILIATED ISSUERS

A company was considered to be an affiliate of a Fund because that Fund owned 5% or more of the company's voting securities during all or part of the six-month period ended March 31, 2021. Purchase and sale transactions and dividend and interest income earned during the period on these securities are listed after the applicable Fund's Schedule of Investments.

Oakmark.com 77

Oakmark Funds

Notes to Financial Statements (continued)

6.  SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events existing in the Funds' financial statements. The Adviser has determined that there are no material events that would require adjustment or disclosure in the Funds' financial statements through the date of the publication of this report.

The continued impact of the coronavirus pandemic ("COVID-19") on the financial results of each Fund will depend on future developments, including the duration and spread of COVID-19 and related advisories and restrictions. COVID-19 has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, global financial market declines, higher default rates, and substantial economic downturn in economies throughout the world. These developments and the impact of COVID-19 on the financial markets and the overall economy are highly uncertain and cannot be predicted. The effects of COVID-19 may materially impact the value and performance of each Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives. If the financial markets and/or the overall economy are impacted for an extended period, the future financial results of each Fund may be materially adversely affected.

78 OAKMARK FUNDS

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Oakmark.com 79

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Fund
Investor Class
10/1/2020-3/31/21+	$72.67	0.25	(a)	31.34	31.59	(0.15)	0.00	(0.15)	0.00
9/30/20	$77.89	0.58	(a)	0.86	1.44	(0.65)	(6.01)	(6.66)	0.00
9/30/19	$88.99	0.88	(a)	(6.43)	(5.55)	(0.50)	(5.05)	(5.55)	0.00
9/30/18	$82.85	0.58	(a)	8.99	9.57	(0.40)	(3.03)	(3.43)	0.00
9/30/17	$68.70	0.76		15.26	16.02	(0.77)	(1.10)	(1.87)	0.00
9/30/16	$60.93	0.82		7.85	8.67	(0.60)	(0.30)	(0.90)	0.00
Advisor Class
10/1/2020-3/31/21+	$72.67	0.32	(a)	31.34	31.66	(0.24)	0.00	(0.24)	0.00
9/30/20	$77.88	0.66	(a)	0.87	1.53	(0.73)	(6.01)	(6.74)	0.00
9/30/19	$89.07	0.96	(a)	(6.46)	(5.50)	(0.64)	(5.05)	(5.69)	0.00
9/30/18	$82.97	0.68	(a)	8.99	9.67	(0.54)	(3.03)	(3.57)	0.00
9/30/17(c)	$71.35	0.66	(a)	10.96	11.62	0.00	0.00	0.00	0.00
Institutional Class
10/1/2020-3/31/21+	$72.72	0.36	(a)	31.35	31.71	(0.30)	0.00	(0.30)	0.00
9/30/20	$77.95	0.71	(a)	0.87	1.58	(0.80)	(6.01)	(6.81)	0.00
9/30/19	$89.09	1.01	(a)	(6.44)	(5.43)	(0.66)	(5.05)	(5.71)	0.00
9/30/18	$82.97	0.72	(a)	8.99	9.71	(0.56)	(3.03)	(3.59)	0.00
9/30/17(c)	$71.35	0.67	(a)	10.95	11.62	0.00	0.00	0.00	0.00
Service Class
10/1/2020-3/31/21+	$72.36	0.16	(a)	31.21	31.37	0.00	0.00	0.00	0.00
9/30/20	$77.55	0.37	(a)	0.84	1.21	(0.39)	(6.01)	(6.40)	0.00
9/30/19	$88.54	0.66	(a)	(6.37)	(5.71)	(0.23)	(5.05)	(5.28)	0.00
9/30/18	$82.48	0.33	(a)	8.95	9.28	(0.19)	(3.03)	(3.22)	0.00
9/30/17	$68.34	0.47	(a)	15.28	15.75	(0.51)	(1.10)	(1.61)	0.00
9/30/16	$60.59	0.59		7.83	8.42	(0.37)	(0.30)	(0.67)	0.00
Class R6
3/31/21(d)+	$88.42	0.17	(a)	15.55	15.72	0.00	0.00	0.00	0.00
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Includes interest expense that amounts to less than 0.01%.
(c) Commenced on 11/30/2016.
(d) Commenced on 12/15/2020.

80 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets		Portfolio Turnover Rate
Oakmark Fund
Investor Class
10/1/2020-3/31/21+	$104.11	43.51%	$7,906.0	0.90	%†(b)	0.55%†	0.93	%†(b)	5%
9/30/20	$72.67	1.18%	$6,153.4	0.92%		0.79%	0.96%		35%
9/30/19	$77.89	-5.68%	$9,044.6	0.88%		1.13%	0.92%		51%
9/30/18	$88.99	11.84%	$12,626.2	0.85%		0.68%	0.89%		29%
9/30/17	$82.85	23.79%	$14,200.2	0.86%		0.91%	0.90%		19%
9/30/16	$68.70	14.36%	$14,636.0	0.89%		1.14%	0.89%		20%
Advisor Class
10/1/2020-3/31/21+	$104.09	43.63%	$4,595.1	0.73	%†(b)	0.72%†	0.76	%†(b)	5%
9/30/20	$72.67	1.30%	$3,269.5	0.81%		0.90%	0.85%		35%
9/30/19	$77.88	-5.59%	$4,786.4	0.78%		1.23%	0.82%		51%
9/30/18	$89.07	11.96%	$5,400.6	0.73%		0.79%	0.77%		29%
9/30/17(c)	$82.97	16.29%	$1,839.8	0.72	%†	1.01%†	0.76	%†	19%
Institutional Class
10/1/2020-3/31/21+	$104.13	43.67%	$1,756.7	0.67	%†(b)	0.81%†	0.70	%†(b)	5%
9/30/20	$72.72	1.36%	$1,839.7	0.74%		0.98%	0.79%		35%
9/30/19	$77.95	-5.51%	$2,302.3	0.70%		1.29%	0.75%		51%
9/30/18	$89.09	12.01%	$3,330.6	0.70%		0.83%	0.74%		29%
9/30/17(c)	$82.97	16.29%	$2,569.2	0.68	%†	1.02%†	0.73	%†	19%
Service Class
10/1/2020-3/31/21+	$103.73	43.35%	$66.5	1.11	%†(b)	0.35%†	1.14	%†(b)	5%
9/30/20	$72.36	0.90%	$53.7	1.19%		0.51%	1.23%		35%
9/30/19	$77.55	-5.93%	$97.6	1.15%		0.86%	1.19%		51%
9/30/18	$88.54	11.51%	$143.4	1.13%		0.39%	1.17%		29%
9/30/17	$82.48	23.45%	$168.4	1.14%		0.63%	1.18%		19%
9/30/16	$68.34	14.00%	$177.2	1.21%		0.86%	1.21%		20%
Class R6
3/31/21(d)+	$104.14	17.78%	$894.5	0.64	%†(b)	0.58%†	0.66	%†(b)	5%
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Includes interest expense that amounts to less than 0.01%.
(c) Commenced on 11/30/2016.
(d) Commenced on 12/15/2020.

Oakmark.com 81

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Select Fund
Investor Class
10/1/2020-3/31/21+	$37.98	(0.02	)(a)	17.84	17.82	0.00	0.00	0.00	0.00
9/30/20	$39.20	0.05	(a)	(0.98)	(0.93)	(0.29)	0.00	(0.29)	0.00
9/30/19	$45.84	0.45	(a)	(5.37)	(4.92)	(0.06)	(1.66)	(1.72)	0.00
9/30/18	$47.84	0.09	(a)	(0.08)	0.01	(0.14)	(1.87)	(2.01)	0.00
9/30/17	$40.99	0.17		8.78	8.95	(0.40)	(1.70)	(2.10)	0.00
9/30/16	$36.79	0.39		3.93	4.32	(0.12)	0.00	(0.12)	0.00
Advisor Class
10/1/2020-3/31/21+	$37.99	0.00	(a)(b)	17.83	17.83	(0.12)	0.00	(0.12)	0.00
9/30/20	$39.21	0.10	(a)	(0.97)	(0.87)	(0.35)	0.00	(0.35)	0.00
9/30/19	$45.90	0.52	(a)	(5.41)	(4.89)	(0.14)	(1.66)	(1.80)	0.00
9/30/18	$47.90	0.16	(a)	(0.08)	0.08	(0.21)	(1.87)	(2.08)	0.00
9/30/17(c)	$41.93	0.20	(a)	5.77	5.97	0.00	0.00	0.00	0.00
Institutional Class
10/1/2020-3/31/21+	$38.01	0.04	(a)	17.83	17.87	(0.13)	0.00	(0.13)	0.00
9/30/20	$39.23	0.13	(a)	(0.98)	(0.85)	(0.37)	0.00	(0.37)	0.00
9/30/19	$45.91	0.54	(a)	(5.40)	(4.86)	(0.16)	(1.66)	(1.82)	0.00
9/30/18	$47.91	0.17	(a)	(0.08)	0.09	(0.22)	(1.87)	(2.09)	0.00
9/30/17(c)	$41.93	0.22	(a)	5.76	5.98	0.00	0.00	0.00	0.00
Service Class
10/1/2020-3/31/21+	$37.57	(0.05	)(a)	17.59	17.54	(0.09)	0.00	(0.09)	0.00
9/30/20	$38.63	(0.04	)(a)	(1.00)	(1.04)	(0.02)	0.00	(0.02)	0.00
9/30/19	$45.23	0.35	(a)	(5.29)	(4.94)	0.00	(1.66)	(1.66)	0.00
9/30/18	$47.21	(0.03	)(a)	(0.08)	(0.11)	0.00	(1.87)	(1.87)	0.00
9/30/17	$40.44	0.05	(a)	8.68	8.73	(0.26)	(1.70)	(1.96)	0.00
9/30/16	$36.31	0.23	(a)	3.90	4.13	0.00	0.00	0.00	0.00
Class R6
3/31/21(d)+	$47.61	0.01	(a)	8.13	8.14	0.00	0.00	0.00	0.00
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Amount rounds to less than $0.01 per share.
(c) Commenced on 11/30/2016.
(d) Commenced on 12/15/2020.

82 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Select Fund
Investor Class
10/1/2020-3/31/21+	$55.80	46.92%	$1,838.8	0.99%†	(0.08%)†	1.03%†	4%
9/30/20	$37.98	-2.45%	$1,410.1	1.04%	0.14%	1.11%	28%
9/30/19	$39.20	-10.34%	$3,154.9	1.00%	1.14%	1.08%	45%
9/30/18	$45.84	-0.08%	$4,376.3	0.97%	0.20%	1.04%	41%
9/30/17	$47.84	22.61%	$4,854.7	0.96%	0.39%	1.03%	22%
9/30/16	$40.99	11.76%	$4,962.7	0.98%	0.92%	0.98%	38%
Advisor Class
10/1/2020-3/31/21+	$55.70	46.98%	$2,127.0	0.89%†	0.02%†	0.93%†	4%
9/30/20	$37.99	-2.31%	$1,436.2	0.92%	0.27%	1.00%	28%
9/30/19	$39.21	-10.24%	$638.5	0.86%	1.31%	0.94%	45%
9/30/18	$45.90	0.08%	$711.4	0.82%	0.34%	0.89%	41%
9/30/17(c)	$47.90	14.24%	$571.3	0.81%†	0.54%†	0.89%†	22%
Institutional Class
10/1/2020-3/31/21+	$55.75	47.07%	$509.8	0.77%†	0.19%†	0.81%†	4%
9/30/20	$38.01	-2.27%	$550.2	0.85%	0.33%	0.93%	28%
9/30/19	$39.23	-10.18%	$660.3	0.82%	1.36%	0.90%	45%
9/30/18	$45.91	0.10%	$852.0	0.79%	0.37%	0.86%	41%
9/30/17(c)	$47.91	14.26%	$768.9	0.79%†	0.58%†	0.87%†	22%
Service Class
10/1/2020-3/31/21+	$55.02	46.72%	$22.8	1.19%†	(0.20%)†	1.23%†	4%
9/30/20	$37.57	-2.69%	$2.5	1.30%	(0.12%)	1.37%	28%
9/30/19	$38.63	-10.55%	$7.1	1.24%	0.89%	1.31%	45%
9/30/18	$45.23	-0.32%	$14.1	1.23%	(0.06%)	1.30%	41%
9/30/17	$47.21	22.29%	$27.9	1.24%	0.11%	1.31%	22%
9/30/16	$40.44	11.37%	$34.6	1.32%	0.62%	1.32%	38%
Class R6
3/31/21(d)+	$55.75	17.10%	$275.6	0.75%†	0.04%†	0.77%†	4%
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Amount rounds to less than $0.01 per share.
(c) Commenced on 11/30/2016.
(d) Commenced on 12/15/2020.

Oakmark.com 83

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Global Fund
Investor Class
10/1/2020-3/31/21+	$24.73	(0.05	)(a)	10.86	10.81	(0.05)	0.00	(0.05)	0.00
9/30/20	$27.52	0.02	(a)	(1.72)	(1.70)	(0.40)	(0.69)	(1.09)	0.00
9/30/19	$32.21	0.50	(a)	(1.71)	(1.21)	(0.29)	(3.19)	(3.48)	0.00
9/30/18	$34.32	0.25		0.12	0.37	(0.30)	(2.18)	(2.48)	0.00
9/30/17	$26.36	0.29	(a)	7.97	8.26	(0.30)	0.00	(0.30)	0.00
9/30/16	$26.34	0.32		0.48	0.80	(0.31)	(0.47)	(0.78)	0.00
Advisor Class
10/1/2020-3/31/21+	$24.74	(0.02	)(a)	10.86	10.84	(0.09)	0.00	(0.09)	0.00
9/30/20	$27.53	0.07	(a)	(1.73)	(1.66)	(0.44)	(0.69)	(1.13)	0.00
9/30/19	$32.22	0.49	(a)	(1.66)	(1.17)	(0.33)	(3.19)	(3.52)	0.00
9/30/18	$34.36	0.30		0.10	0.40	(0.36)	(2.18)	(2.54)	0.00
9/30/17(b)	$27.22	0.24	(a)	6.90	7.14	0.00	0.00	0.00	0.00
Institutional Class
10/1/2020-3/31/21+	$24.75	(0.01	)(a)	10.87	10.86	(0.11)	0.00	(0.11)	0.00
9/30/20	$27.54	0.08	(a)	(1.73)	(1.65)	(0.45)	(0.69)	(1.14)	0.00
9/30/19	$32.25	0.59	(a)	(1.75)	(1.16)	(0.36)	(3.19)	(3.55)	0.00
9/30/18	$34.38	0.31		0.12	0.43	(0.38)	(2.18)	(2.56)	0.00
9/30/17(b)	$27.22	0.26		6.90	7.16	0.00	0.00	0.00	0.00
Service Class
10/1/2020-3/31/21+	$23.93	(0.08	)(a)	10.52	10.44	0.00	0.00	0.00	0.00
9/30/20	$26.68	(0.04	)(a)	(1.68)	(1.72)	(0.34)	(0.69)	(1.03)	0.00
9/30/19	$31.27	0.44	(a)	(1.68)	(1.24)	(0.16)	(3.19)	(3.35)	0.00
9/30/18	$33.40	0.14		0.13	0.27	(0.22)	(2.18)	(2.40)	0.00
9/30/17	$25.65	(0.14)		8.11	7.97	(0.22)	0.00	(0.22)	0.00
9/30/16	$25.62	0.21	(a)	0.47	0.68	(0.18)	(0.47)	(0.65)	0.00
Class R6
3/31/21(c)+	$31.38	(0.01	)(a)	4.12	4.11	0.00	0.00	0.00	0.00
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.
(c) Commenced on 12/15/2020.
84 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Global Fund
Investor Class
10/1/2020-3/31/21+	$35.49	43.75%	$827.1	1.13%†	(0.33%)†	1.16%†	19%
9/30/20	$24.73	-6.73%	$645.2	1.20%	0.10%	1.26%	24%
9/30/19	$27.52	-2.48%	$1,077.3	1.17%	1.82%	1.23%	20%
9/30/18	$32.21	1.02%	$1,492.7	1.15%	0.68%	1.21%	25%
9/30/17	$34.32	31.64%	$1,811.8	1.15%	0.96%	1.21%	32%
9/30/16	$26.36	2.93%	$2,328.9	1.17%	1.14%	1.17%	32%
Advisor Class
10/1/2020-3/31/21+	$35.49	43.88%	$299.4	0.95%†	(0.15%)†	0.99%†	19%
9/30/20	$24.74	-6.61%	$209.0	1.08%	0.26%	1.14%	24%
9/30/19	$27.53	-2.35%	$263.0	1.05%	1.79%	1.10%	20%
9/30/18	$32.22	1.10%	$440.2	1.06%	0.89%	1.12%	25%
9/30/17(b)	$34.36	26.23%	$499.9	1.01%†	0.89%†	1.07%†	32%
Institutional Class
10/1/2020-3/31/21+	$35.50	43.93%	$335.3	0.90%†	(0.09%)†	0.94%†	19%
9/30/20	$24.75	-6.57%	$313.4	1.02%	0.33%	1.08%	24%
9/30/19	$27.54	-2.30%	$313.8	1.00%	2.17%	1.06%	20%
9/30/18	$32.25	1.18%	$333.5	0.98%	0.93%	1.04%	25%
9/30/17(b)	$34.38	26.30%	$309.6	0.96%†	1.55%†	1.02%†	32%
Service Class
10/1/2020-3/31/21+	$34.37	43.63%	$10.3	1.35%†	(0.55%)†	1.39%†	19%
9/30/20	$23.93	-7.01%	$8.3	1.47%	(0.16%)	1.53%	24%
9/30/19	$26.68	-2.71%	$12.3	1.41%	1.66%	1.47%	20%
9/30/18	$31.27	0.73%	$16.6	1.44%	0.43%	1.50%	25%
9/30/17	$33.40	31.27%	$22.5	1.42%	0.63%	1.48%	32%
9/30/16	$25.65	2.60%	$25.6	1.50%	0.82%	1.50%	32%
Class R6
3/31/21(c)+	$35.49	13.10%	$93.5	0.89%†	(0.11%)†	0.91%†	19%
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.
(c) Commenced on 12/15/2020.

Oakmark.com 85

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Global Select Fund
Investor Class
10/1/2020-3/31/21+	$16.86	(0.03	)(a)	6.43	6.40	0.00	0.00	0.00	0.00
9/30/20	$16.81	0.03	(a)	0.24	0.27	(0.22)	0.00	(0.22)	0.00
9/30/19	$18.58	0.31	(a)	(1.31)	(1.00)	(0.22)	(0.55)	(0.77)	0.00
9/30/18	$19.78	0.22	(a)	(0.36)	(0.14)	(0.17)	(0.89)	(1.06)	0.00
9/30/17	$15.81	0.26		3.88	4.14	(0.17)	0.00	(0.17)	0.00
9/30/16	$15.19	0.18		1.31	1.49	(0.13)	(0.74)	(0.87)	0.00
Advisor Class
10/1/2020-3/31/21+	$16.85	(0.01	)(a)	6.42	6.41	(0.02)	0.00	(0.02)	0.00
9/30/20	$16.80	0.05	(a)	0.24	0.29	(0.24)	0.00	(0.24)	0.00
9/30/19	$18.60	0.37	(a)	(1.37)	(1.00)	(0.25)	(0.55)	(0.80)	0.00
9/30/18	$19.81	0.25	(a)	(0.37)	(0.12)	(0.20)	(0.89)	(1.09)	0.00
9/30/17(b)	$16.39	0.25	(a)	3.17	3.42	0.00	0.00	0.00	0.00
Institutional Class
10/1/2020-3/31/21+	$16.86	0.00	(a)(c)	6.43	6.43	(0.04)	0.00	(0.04)	0.00
9/30/20	$16.81	0.06	(a)	0.24	0.30	(0.25)	0.00	(0.25)	0.00
9/30/19	$18.61	0.35	(a)	(1.34)	(0.99)	(0.26)	(0.55)	(0.81)	0.00
9/30/18	$19.81	0.27	(a)	(0.37)	(0.10)	(0.21)	(0.89)	(1.10)	0.00
9/30/17(b)	$16.39	0.23	(a)	3.19	3.42	0.00	0.00	0.00	0.00
Class R6
3/31/21(d)+	$20.65	0.01		2.60	2.61	0.00	0.00	0.00	0.00
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.
(c) Amount rounds to less than $0.01 per share.
(d) Commenced on 12/15/2020.

86 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Global Select Fund
Investor Class
10/1/2020-3/31/21+	$23.26	37.96%	$599.5	1.11%†	(0.25%)†	1.15%†	21%
9/30/20	$16.86	1.50%	$483.7	1.19%	0.16%	1.25%	33%
9/30/19	$16.81	-4.90%	$798.4	1.18%	1.88%	1.25%	21%
9/30/18	$18.58	-0.86%	$1,404.8	1.12%	1.15%	1.19%	26%
9/30/17	$19.78	26.41%	$2,035.3	1.12%	1.25%	1.18%	39%
9/30/16	$15.81	9.92%	$2,037.1	1.15%	1.12%	1.15%	17%
Advisor Class
10/1/2020-3/31/21+	$23.24	38.08%	$519.5	0.95%†	(0.08%)†	0.98%†	21%
9/30/20	$16.85	1.64%	$392.7	1.07%	0.29%	1.14%	33%
9/30/19	$16.80	-4.85%	$449.0	1.07%	2.25%	1.14%	21%
9/30/18	$18.60	-0.75%	$457.6	1.02%	1.32%	1.09%	26%
9/30/17(b)	$19.81	20.87%	$148.4	1.00%†	1.58%†	1.07%†	39%
Institutional Class
10/1/2020-3/31/21+	$23.25	38.14%	$380.6	0.88%†	(0.04%)†	0.92%†	21%
9/30/20	$16.86	1.70%	$414.3	1.00%	0.36%	1.07%	33%
9/30/19	$16.81	-4.79%	$538.8	1.01%	2.15%	1.07%	21%
9/30/18	$18.61	-0.66%	$780.8	0.96%	1.39%	1.03%	26%
9/30/17(b)	$19.81	20.87%	$608.0	0.94%†	1.46%†	1.00%†	39%
Class R6
3/31/21(d)+	$23.26	12.64%	$134.7	0.84%†	0.18%†	0.86%†	21%
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.
(c) Amount rounds to less than $0.01 per share.
(d) Commenced on 12/15/2020.

Oakmark.com 87

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark International Fund
Investor Class
10/1/2020-3/31/21+	$19.91	0.00	(a)(b)	8.62	8.62	(0.09)	0.00	(0.09)	0.00
9/30/20	$22.88	0.08	(a)	(2.60)	(2.52)	(0.45)	0.00	(0.45)	0.00
9/30/19	$26.14	0.64	(a)	(2.43)	(1.79)	(0.44)	(1.03)	(1.47)	0.00
9/30/18	$28.77	0.60		(2.36)	(1.76)	(0.39)	(0.48)	(0.87)	0.00
9/30/17	$21.66	0.44		7.01	7.45	(0.34)	0.00	(0.34)	0.00
9/30/16	$21.34	0.36	(a)	1.04	1.40	(0.50)	(0.58)	(1.08)	0.00
Advisor Class
10/1/2020-3/31/21+	$19.89	0.02	(a)	8.60	8.62	(0.12)	0.00	(0.12)	0.00
9/30/20	$22.86	0.12	(a)	(2.61)	(2.49)	(0.48)	0.00	(0.48)	0.00
9/30/19	$26.17	0.76	(a)	(2.54)	(1.78)	(0.50)	(1.03)	(1.53)	0.00
9/30/18	$28.82	0.70	(a)	(2.44)	(1.74)	(0.43)	(0.48)	(0.91)	0.00
9/30/17(c)	$21.96	0.53	(a)	6.33	6.86	0.00	0.00	0.00	0.00
Institutional Class
10/1/2020-3/31/21+	$19.92	0.03	(a)	8.62	8.65	(0.14)	0.00	(0.14)	0.00
9/30/20	$22.89	0.13	(a)	(2.60)	(2.47)	(0.50)	0.00	(0.50)	0.00
9/30/19	$26.19	0.73	(a)	(2.50)	(1.77)	(0.50)	(1.03)	(1.53)	0.00
9/30/18	$28.82	0.63	(a)	(2.35)	(1.72)	(0.43)	(0.48)	(0.91)	0.00
9/30/17(c)	$21.96	0.46	(a)	6.40	6.86	0.00	0.00	0.00	0.00
Service Class
10/1/2020-3/31/21+	$20.04	(0.03	)(a)	8.68	8.65	(0.01)	0.00	(0.01)	0.00
9/30/20	$23.00	0.04	(a)	(2.63)	(2.59)	(0.37)	0.00	(0.37)	0.00
9/30/19	$26.26	0.61	(a)	(2.48)	(1.87)	(0.36)	(1.03)	(1.39)	0.00
9/30/18	$28.90	0.57		(2.42)	(1.85)	(0.31)	(0.48)	(0.79)	0.00
9/30/17	$21.74	0.46		6.96	7.42	(0.26)	0.00	(0.26)	0.00
9/30/16	$21.40	0.29	(a)	1.04	1.33	(0.41)	(0.58)	(0.99)	0.00
Class R6
3/31/21(d)+	$25.83	0.09	(a)	2.51	2.60	0.00	0.00	0.00	0.00
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Amount rounds to less than $0.01 per share.
(c) Commenced on 11/30/2016.
(d) Commenced on 12/15/2020.

88 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark International Fund
Investor Class
10/1/2020-3/31/21+	$28.44	43.32%	$9,501.7	1.00%†	0.02%†	1.03%†	25%
9/30/20	$19.91	-11.37%	$7,959.9	1.00%	0.39%	1.05%	32%
9/30/19	$22.88	-6.41%	$14,446.5	0.98%	2.84%	1.04%	35%
9/30/18	$26.14	-6.33%	$24,866.2	0.96%	1.84%	1.01%	36%
9/30/17	$28.77	34.88%	$31,058.2	0.95%	1.72%	1.00%	41%
9/30/16	$21.66	6.66%	$23,277.7	1.00%	1.72%	1.00%	44%
Advisor Class
10/1/2020-3/31/21+	$28.39	43.43%	$8,405.5	0.85%†	0.19%†	0.88%†	25%
9/30/20	$19.89	-11.28%	$6,282.8	0.90%	0.59%	0.95%	32%
9/30/19	$22.86	-6.34%	$6,701.4	0.90%	3.35%	0.95%	35%
9/30/18	$26.17	-6.25%	$5,757.4	0.83%	2.53%	0.88%	36%
9/30/17(c)	$28.82	31.24%	$914.3	0.81%†	2.42%†	0.86%†	41%
Institutional Class
10/1/2020-3/31/21+	$28.43	43.51%	$8,309.3	0.76%†	0.25%†	0.79%†	25%
9/30/20	$19.92	-11.19%	$7,233.5	0.82%	0.62%	0.87%	32%
9/30/19	$22.89	-6.27%	$9,457.3	0.81%	3.20%	0.86%	35%
9/30/18	$26.19	-6.16%	$12,174.4	0.79%	2.25%	0.84%	36%
9/30/17(c)	$28.82	31.24%	$7,658.7	0.77%†	2.06%†	0.83%†	41%
Service Class
10/1/2020-3/31/21+	$28.68	43.19%	$168.7	1.20%†	(0.22%)†	1.23%†	25%
9/30/20	$20.04	-11.55%	$183.8	1.26%	0.17%	1.32%	32%
9/30/19	$23.00	-6.70%	$306.6	1.24%	2.68%	1.29%	35%
9/30/18	$26.26	-6.59%	$442.9	1.24%	1.53%	1.29%	36%
9/30/17	$28.90	34.51%	$579.7	1.22%	1.38%	1.27%	41%
9/30/16	$21.74	6.32%	$532.3	1.34%	1.38%	1.34%	44%
Class R6
3/31/21(d)+	$28.43	10.07%	$1,139.6	0.77%†	1.17%†	0.79%†	25%
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Amount rounds to less than $0.01 per share.
(c) Commenced on 11/30/2016.
(d) Commenced on 12/15/2020.

Oakmark.com 89

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark International Small Cap Fund
Investor Class
10/1/2020-3/31/21+	$13.67	0.01	(a)	5.49	5.50	(0.32)	0.00	(0.32)	0.00
9/30/20	$14.61	0.31	(a)	(1.22)	(0.91)	(0.03)	0.00	(0.03)	0.00
9/30/19	$16.34	0.27	(a)	(0.89)	(0.62)	(0.20)	(0.91)	(1.11)	0.00	(b)
9/30/18	$18.12	0.23	(a)	(1.37)	(1.14)	(0.14)	(0.50)	(0.64)	0.00	(b)
9/30/17	$14.84	0.23	(a)	3.50	3.73	(0.36)	(0.09)	(0.45)	0.00	(b)
9/30/16	$14.63	0.42	(a)	0.51	0.93	(0.36)	(0.36)	(0.72)	0.00	(b)
Advisor Class
10/1/2020-3/31/21+	$13.69	0.02	(a)	5.49	5.51	(0.34)	0.00	(0.34)	0.00
9/30/20	$14.64	0.30	(a)	(1.19)	(0.89)	(0.06)	0.00	(0.06)	0.00
9/30/19	$16.33	0.31	(a)	(0.90)	(0.59)	(0.19)	(0.91)	(1.10)	0.00	(b)
9/30/18	$18.14	0.25		(1.38)	(1.13)	(0.18)	(0.50)	(0.68)	0.00	(b)
9/30/17(c)	$14.16	0.19	(a)	3.79	3.98	0.00	0.00	0.00	0.00	(b)
Institutional Class
10/1/2020-3/31/21+	$13.65	0.03	(a)	5.48	5.51	(0.35)	0.00	(0.35)	0.00
9/30/20	$14.59	0.33	(a)	(1.21)	(0.88)	(0.06)	0.00	(0.06)	0.00
9/30/19	$16.36	0.29	(a)	(0.90)	(0.61)	(0.25)	(0.91)	(1.16)	0.00	(b)
9/30/18	$18.15	0.26		(1.36)	(1.10)	(0.19)	(0.50)	(0.69)	0.00	(b)
9/30/17(c)	$14.16	0.21	(a)	3.78	3.99	0.00	0.00	0.00	0.00	(b)
Service Class
10/1/2020-3/31/21+	$13.56	(0.02	)(a)	5.45	5.43	(0.25)	0.00	(0.25)	0.00
9/30/20	$14.51	0.26	(a)	(1.21)	(0.95)	0.00	0.00	0.00	0.00
9/30/19	$16.21	0.24	(a)	(0.88)	(0.64)	(0.15)	(0.91)	(1.06)	0.00	(b)
9/30/18	$18.00	0.16	(a)	(1.34)	(1.18)	(0.11)	(0.50)	(0.61)	0.00	(b)
9/30/17	$14.75	0.17	(a)	3.49	3.66	(0.32)	(0.09)	(0.41)	0.00	(b)
9/30/16	$14.53	0.38	(a)	0.51	0.89	(0.31)	(0.36)	(0.67)	0.00	(b)
Class R6
3/31/21(d)+	$16.66	0.01	(a)	2.14	2.15	0.00	0.00	0.00	0.00
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Amount rounds to less than $0.01 per share.
(c) Commenced on 11/30/2016.
(d) Commenced on 12/15/2020.

90 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark International Small Cap Fund
Investor Class
10/1/2020-3/31/21+	$18.85	40.53%	$521.6	1.36%†	0.11%†	1.37%†	19%
9/30/20	$13.67	-6.23%	$388.9	1.45%	2.21%	1.45%	42%
9/30/19	$14.61	-2.91%	$546.4	1.38%	1.88%	1.38%	39%
9/30/18	$16.34	-6.43%	$1,013.6	1.36%	1.32%	1.36%	45%
9/30/17	$18.12	25.98%	$1,835.5	1.36%	1.40%	1.36%	34%
9/30/16	$14.84	6.66%	$2,365.1	1.38%	2.97%	1.38%	38%
Advisor Class
10/1/2020-3/31/21+	$18.86	40.56%	$209.9	1.21%†	0.22%†	1.22%†	19%
9/30/20	$13.69	-6.16%	$155.7	1.35%	2.14%	1.35%	42%
9/30/19	$14.64	-2.72%	$142.5	1.26%	2.13%	1.26%	39%
9/30/18	$16.33	-6.39%	$346.6	1.32%	1.41%	1.32%	45%
9/30/17(c)	$18.14	28.11%	$388.5	1.21%†	1.29%†	1.21%†	34%
Institutional Class
10/1/2020-3/31/21+	$18.81	40.70%	$724.5	1.11%†	0.33%†	1.12%†	19%
9/30/20	$13.65	-6.09%	$614.2	1.26%	2.37%	1.26%	42%
9/30/19	$14.59	-2.75%	$735.8	1.23%	2.03%	1.23%	39%
9/30/18	$16.36	-6.23%	$863.3	1.17%	1.49%	1.17%	45%
9/30/17(c)	$18.15	28.18%	$839.1	1.14%†	1.47%†	1.14%†	34%
Service Class
10/1/2020-3/31/21+	$18.74	40.34%	$0.8	1.63%†	(0.20%)†	1.64%†	19%
9/30/20	$13.56	-6.55%	$0.8	1.77%	1.91%	1.77%	42%
9/30/19	$14.51	-3.11%	$1.0	1.58%	1.70%	1.58%	39%
9/30/18	$16.21	-6.73%	$1.5	1.71%	0.93%	1.71%	45%
9/30/17	$18.00	25.56%	$2.1	1.66%	1.04%	1.66%	34%
9/30/16	$14.75	6.39%	$1.5	1.69%	2.69%	1.69%	38%
Class R6
3/31/21(d)+	$18.81	12.91%	$70.8	1.09%†	0.22%†	1.11%†	19%
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Amount rounds to less than $0.01 per share.
(c) Commenced on 11/30/2016.
(d) Commenced on 12/15/2020.

Oakmark.com 91

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Equity and Income Fund
Investor Class
10/1/2020-3/31/21+	$27.50	0.16	(a)	7.39	7.55	(0.35)	(0.93)	(1.28)	0.00
9/30/20	$30.30	0.42	(a)	(0.56)	(0.14)	(0.51)	(2.15)	(2.66)	0.00
9/30/19	$32.52	0.52	(a)	(0.04)	0.48	(0.50)	(2.20)	(2.70)	0.00
9/30/18	$33.41	0.49	(a)	1.22	1.71	(0.43)	(2.17)	(2.60)	0.00
9/30/17	$30.20	0.58		3.89	4.47	(0.47)	(0.79)	(1.26)	0.00
9/30/16	$29.98	0.36	(a)	1.73	2.09	(0.34)	(1.53)	(1.87)	0.00
Advisor Class
10/1/2020-3/31/21+	$27.51	0.19	(a)	7.39	7.58	(0.39)	(0.93)	(1.32)	0.00
9/30/20	$30.31	0.46	(a)	(0.56)	(0.10)	(0.55)	(2.15)	(2.70)	0.00
9/30/19	$32.55	0.55	(a)	(0.03)	0.52	(0.56)	(2.20)	(2.76)	0.00
9/30/18	$33.46	0.56	(a)	1.20	1.76	(0.50)	(2.17)	(2.67)	0.00
9/30/17(b)	$29.97	0.55	(a)	2.94	3.49	0.00	0.00	0.00	0.00
Institutional Class
10/1/2020-3/31/21+	$27.52	0.20	(a)	7.39	7.59	(0.41)	(0.93)	(1.34)	0.00
9/30/20	$30.33	0.47	(a)	(0.56)	(0.09)	(0.57)	(2.15)	(2.72)	0.00
9/30/19	$32.56	0.59	(a)	(0.05)	0.54	(0.57)	(2.20)	(2.77)	0.00
9/30/18	$33.46	0.58	(a)	1.19	1.77	(0.50)	(2.17)	(2.67)	0.00
9/30/17(b)	$29.97	0.59	(a)	2.90	3.49	0.00	0.00	0.00	0.00
Service Class
10/1/2020-3/31/21+	$27.32	0.13	(a)	7.35	7.48	(0.25)	(0.93)	(1.18)	0.00
9/30/20	$30.11	0.35	(a)	(0.56)	(0.21)	(0.43)	(2.15)	(2.58)	0.00
9/30/19	$32.29	0.44	(a)	(0.02)	0.42	(0.40)	(2.20)	(2.60)	0.00
9/30/18	$33.19	0.40	(a)	1.21	1.61	(0.34)	(2.17)	(2.51)	0.00
9/30/17	$30.00	0.45		3.90	4.35	(0.37)	(0.79)	(1.16)	0.00
9/30/16	$29.75	0.26	(a)	1.73	1.99	(0.21)	(1.53)	(1.74)	0.00
Class R6
3/31/21(c)+	$30.24	0.13	(a)	3.40	3.53	0.00	0.00	0.00	0.00
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.
(c) Commenced on 12/15/2020.

92 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Equity and Income Fund
Investor Class
10/1/2020-3/31/21+	$33.77	27.97%	$5,668.6	0.84%†	1.05%†	0.89%†	9%
9/30/20	$27.50	-0.90%	$5,492.4	0.84%	1.52%	0.94%	15%
9/30/19	$30.30	2.29%	$9,006.7	0.81%	1.74%	0.91%	11%
9/30/18	$32.52	5.29%	$12,159.5	0.78%	1.51%	0.88%	23%
9/30/17	$33.41	15.30%	$14,249.1	0.78%	1.71%	0.87%	18%
9/30/16	$30.20	7.34%	$15,367.7	0.79%	1.22%	0.79%	18%
Advisor Class
10/1/2020-3/31/21+	$33.77	28.07%	$1,126.9	0.65%†	1.24%†	0.70%†	9%
9/30/20	$27.51	-0.76%	$951.9	0.71%	1.65%	0.81%	15%
9/30/19	$30.31	2.41%	$1,347.6	0.68%	1.86%	0.78%	11%
9/30/18	$32.55	5.42%	$1,720.5	0.64%	1.72%	0.74%	23%
9/30/17(b)	$33.46	11.64%	$724.7	0.61%†	2.07%†	0.71%†	18%
Institutional Class
10/1/2020-3/31/21+	$33.77	28.15%	$721.5	0.59%†	1.31%†	0.65%†	9%
9/30/20	$27.52	-0.73%	$844.3	0.65%	1.72%	0.75%	15%
9/30/19	$30.33	2.49%	$1,188.9	0.63%	1.96%	0.72%	11%
9/30/18	$32.56	5.47%	$1,035.0	0.59%	1.77%	0.69%	23%
9/30/17(b)	$33.46	11.64%	$536.3	0.59%†	2.19%†	0.69%†	18%
Service Class
10/1/2020-3/31/21+	$33.62	27.85%	$164.7	1.04%†	0.85%†	1.10%†	9%
9/30/20	$27.32	-1.16%	$174.3	1.10%	1.25%	1.20%	15%
9/30/19	$30.11	2.05%	$293.1	1.05%	1.48%	1.15%	11%
9/30/18	$32.29	4.99%	$447.5	1.05%	1.23%	1.15%	23%
9/30/17	$33.19	14.95%	$622.1	1.05%	1.44%	1.14%	18%
9/30/16	$30.00	7.02%	$744.2	1.10%	0.90%	1.10%	18%
Class R6
3/31/21(c)+	$33.77	11.67%	$81.7	0.57%†	1.40%†	0.59%†	9%
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.
(c) Commenced on 12/15/2020.

Oakmark.com 93

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Bond Fund
Advisor Class
10/1/2020-3/31/21+	$10.16	0.08	(a)	0.09	0.17	(0.08)	(0.05)	(0.13)	0.00
9/30/20(b)	$10.00	0.04	(a)	0.15	0.19	(0.03)	0.00	(0.03)	0.00
Institutional Class
10/1/2020-3/31/21+	$10.17	0.09	(a)	0.08	0.17	(0.08)	(0.05)	(0.13)	0.00
9/30/20(b)	$10.00	0.04	(a)	0.17	0.21	(0.04)	0.00	(0.04)	0.00
Class R6
3/31/21(c)+	$10.32	0.05	(a)	(0.11)	(0.06)	(0.06)	0.00	(0.06)	0.00
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced operations on 6/10/2020.
(c) Commenced on 12/15/2020.

94 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Gross Expenses to Average Net Assets		Portfolio Turnover Rate
Oakmark Bond Fund
Advisor Class
10/1/2020-3/31/21+	$10.20	1.52%	$1.3	0.61	%†	1.59	%†	0.97	%†	45%
9/30/20(b)	$10.16	2.04%	$0.6	0.54	%†	1.19	%†	3.14	%†	21%
Institutional Class
10/1/2020-3/31/21+	$10.21	1.67%	$3.0	0.45	%†	1.75	%†	0.88	%†	45%
9/30/20(b)	$10.17	2.07%	$79.0	0.44	%†	1.32	%†	2.42	%†	21%
Class R6
3/31/21(c)+	$10.20	-0.57%	$85.0	0.44	%†	1.73	%†	0.99	%†	45%
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced operations on 6/10/2020.
(c) Commenced on 12/15/2020.
Oakmark.com 95

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK (625-6275) to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit Oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strat- egy (including current investment themes, the portfolio managers' research and investment process, and portfolio char- acteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

All Oakmark Funds: Investing in value stocks presents the risk that value stocks may fall out of favor with investors and under- perform growth stocks during given periods.

Oakmark, Oakmark Equity and Income, Oakmark Global, Oakmark International, and Oakmark International Small Cap and Oakmark Bond Funds: The Funds' portfolios tend to be invested in a relatively small number of stocks. As a result, the appreciation or depreciation of any one security held will have a greater impact on the Funds' net asset value than it would if the Funds invest in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Funds' volatility.

Oakmark Select and Oakmark Equity and Income Funds: The stocks of medium-sized companies tend to be more volatile than those of large companies and have underperformed the stocks of small and large companies during some periods.

Because the Oakmark Select and Oakmark Global Select Funds are non-diversified, the performance of each holding will have a greater impact on the Funds' total return and may make the Funds' returns more volatile than a more diversified fund.

Oakmark Global, Oakmark Global Select, Oakmark International, Oakmark International Small Cap and Oakmark Bond Funds: Investing in foreign securities presents risks which in some ways may be greater than U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The percentages of hedge exposure for each foreign currency are calculated by dividing the market value of all same-currency forward contracts by the market value of the underlying equity exposure to that currency.

Oakmark Equity and Income and Oakmark Bond Funds invests in medium- and lower quality debt securities that have higher yield potential but present greater investment and credit risk than higher quality securities. These risks may result in greater share price volatility.

Oakmark International Small Cap Fund: The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies.

Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise addi- tional capital and may have a less diversified product line, making them more susceptible to market pressure.

Oakmark Equity and Income and Oakmark Bond Funds: The Funds' may be subject to prepayment and extension risk which may shorten or lengthen the duration of the Funds' investments. The Funds' may also be subject to credit risk which is the risk the issuer or guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Funds' yield and share price will fluctuate in response to changes in interest rates and there is a risk of loss due to changes in interest rates. Investing in when-issued or forward-settling transactions may be less favorable than the price or yield available in the market when the transaction takes place. The Funds' exposure to loan interests may be subject to restrictions on transfer, illiquid, and difficult to value.

Endnotes:

1.  The S&P 500 Total Return Index is a float-adjusted, capitalization-weighted index of 500 U.S. large- capitalization stocks representing all major industries. It is a widely recognized index of broad U.S. equity market performance. Returns reflect the reinvestment of dividends. This index is unmanaged and investors cannot invest directly in this index.

2.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

3.  Grant, Adam. (2021). Think Again. Viking.

4.  The Dow Jones Industrial Average is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities. This index is unmanaged and investors cannot invest directly in this index.

5.  The Lipper Large-Cap Value Fund Index measures the equal-weighted performance of the 30 largest U.S. large-cap value funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

6.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

7.  The Lipper Multi-Cap Value Fund Index measures the equal-weighted performance of the 30 largest U.S. multi-cap value funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

8.  The MSCI World Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure the global equity market performance of developed markets. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

9.  The Lipper Global Fund Index measures the equal-weighted performance of the 30 largest global equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

10.  The Nikkei Stock Average (Nikkei 225) is a price-weighted average of 225 Japanese companies listed in the First Section of the Tokyo Stock Exchange. Constituents are

96 OAKMARK FUNDS

Disclosures and Endnotes (continued)

selected based on liquidity and industry representation. This index is unmanaged and investors cannot invest directly in this index.

11.  The EURO STOXX 50 Index, Europe's leading blue-chip index for the Eurozone, provides a blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 11 Eurozone countries. This index is unmanaged and investors cannot invest directly in this index.

12.  The MSCI World ex U.S. Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure international developed market equity performance, excluding the U.S. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

13.  The MSCI EAFE Index (Net) is designed to represent the performance of large- and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The index covers approximately 85% of the free float- adjusted market capitalization in each of the 21 countries. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

14.  The Lipper International Fund Index measures the equal- weighted performance of the 30 largest international equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

15.  The MSCI World ex U.S. Small Cap Index (Net) is designed to measure performance of small-cap stocks across 22 of 23 developed markets (excluding the U.S.). The index covers approximately 14% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

16.  The Lipper International Small-Cap Fund Index measures the equal-weighted performance of the 30 largest international small-cap equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

17.  EBITA refers to earnings before the deduction of expenses of interest, taxes and amortization, which is a measure of operating income.

18.  The Lipper Balanced Fund Index measures the equal- weighted performance of the 30 largest U.S. balanced funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

19.  The Barclays U.S. Government/Credit Index measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed- rate Treasuries, government-related and corporate securities. This index is unmanaged and investors cannot invest directly in this index.

20.  The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). This index is unmanaged and investors cannot invest directly in this index.

21.  The Lipper Core Plus Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Core Plus Bond Funds classification. There are currently 30 funds represented in this Index.

22.  The "core" PCE price index is defined as personal consumption expenditures (PCE) prices excluding food and energy prices. The core PCE price index measures the prices paid by consumers for goods and services without the volatility caused by movements in food and energy prices to reveal underlying inflation trends.

Oakmark.com 97

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100 OAKMARK FUNDS

Oakmark Funds

Trustees and Officers

Trustees

Thomas H. Hayden—Chair*

Hugh T. Hurley, III

Patricia Louie

Christine M. Maki

Laurence C. Morse, Ph.D.

Mindy M. Posoff

Steven S. Rogers

Kristi L. Rowsell

Rana J. Wright**

Officers

Rana J. Wright—President and Principal Executive Officer

Adam D. Abbas—Vice President

Joseph J. Allessie—Vice President, Secretary and Chief Legal Officer***

Anthony P. Coniaris—Executive Vice President

Rick J. Dercks—Vice President

Kathleen O. Gerdes—Vice President****

Kevin G. Grant—Executive Vice President

Justin D. Hance—Vice President

David G. Herro—Vice President

M. Colin Hudson—Vice President

John J. Kane—Vice President, Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer

Christopher W. Keller—Vice President

Eric Liu—Vice President

Jason E. Long—Vice President

Michael L. Manelli—Vice President

Clyde S. McGregor—Vice President

Thomas W. Murray—Vice President

Michael J. Neary—Vice President

Michael A. Nicolas—Vice President

William C. Nygren—Vice President

Howard M. Reich—Vice President

Zachary D. Weber—Vice President, Principal Accounting Officer, Principal Financial Officer and Treasurer

*  Mr. Hayden became Chair of the Board effective January 1, 2021.

**  Ms. Wright became Trustee, Principal Executive Officer, and President each effective January 1, 2021.

***  Mr. Allessie assumed his new duties effective January 1, 2021.

****  Ms. Gerdes assumed her duties effective January 27, 2021.

Other Information

Investment Adviser

Harris Associates L.P.
111 S. Wacker Drive
Chicago, Illinois 60606-4319

Transfer Agent

DST Asset Manager Solutions, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Washington, D.C.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

Oakmark.com

Twitter

@HarrisOakmark

To obtain a prospectus, an application or periodic reports, access our website at Oakmark.com or call 1-800-OAKMARK (625-6275) or 617-483-8327.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-PORT. The Funds' Form N-PORTs are available on the SEC's website at www.sec.gov.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at Oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the 12 months ended the preceding June 30 will be available through a link on the Funds' website at Oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

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SAN (06/21)

Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the semi-annual report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, no material changes were made to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized, and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	A copy of the Code is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-06279 (filed November 25, 2019).

(2)	Certifications of Rana J. Wright, Principal Executive Officer, and Zachary D. Weber, Principal Financial Officer, Principal Accounting Officer and Treasurer, pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii), respectively.

(3)	Not applicable.

(4)	Not applicable.

(b)	Certification of Rana J. Wright, Principal Executive Officer, and Zachary D. Weber, Principal Financial Officer, Principal Accounting Officer and Treasurer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust

By:	/s/ Rana J. Wright
Rana J. Wright
Principal Executive Officer

Date:	May 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Rana J. Wright
Rana J. Wright
Principal Executive Officer

Date:	May 25, 2021

By:	/s/ Zachary D. Weber
Zachary D. Weber
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date:	May 25, 2021